UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2020
Classes A, C, I, P, P3, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya SmallCap Opportunities Fund

■
Voya U.S. High Dividend Low Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for one of Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Advance Despite Headwinds
Dear Shareholder,
During the one-year fiscal period of this report, the financial markets have shown us a wide range of potential conditions. They were on the upswing in the first half of the fiscal year, pushed by the tailwinds of easing trade tensions and supportive central bank policies. Then, in the second fiscal half came the headwind of the Covid-19 pandemic — measures taken to curtail the spread of the virus stalled the global economy and put the financial markets into a tailspin. In our opinion, the response from global policy makers was swift and massive, particularly from the U.S. Federal Reserve Board (“Fed”) and Congress; those actions have alleviated some of the pain during the contraction, and hopefully will foster recovery once the lockdowns are lifted.
In our view, the massive global policy response to the coronavirus crisis has created a wide divergence between asset prices and the real economy. The financial markets have resurged on expectations that the Fed will continue its support, that the pandemic eventually will subside and that the economy will quickly rebound once restraints are lifted. While policy alone is not sufficient, we believe it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe investors are discounting current conditions to focus on corporate earnings potential one to two years ahead.
Only time will tell if that is a wise approach; in the meantime, we still expect to face heightened economic and market uncertainty. Nonetheless, we believe the basics of investing remain intact: in our view, the best approach is to diversify one’s portfolio as broadly as possible, and avoid the temptation to time market entries and exits, seeking to capture gains or sidestep losses. The risk-return tradeoffs your advisor built into your portfolio are intended to achieve long-term investment goals; they should not be undone for any shorter-term considerations. In our view, even severe market disruptions such as the coronavirus pandemic should not distract investors from focusing on their long-term objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Information Technology	37.6%
Consumer Discretionary	14.5%
Health Care	14.3%
Communication Services	12.0%
Industrials	7.5%
Consumer Staples	4.6%
Financials	3.0%
Real Estate	2.6%
Exchange-Traded Funds	1.3%
Materials	1.3%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Michael Pytosh, and Kristy Finnegan, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.30% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 26.25% for the same period.
Portfolio Specifics: For the reporting period the Fund underperformed the Index, primarily due to unfavorable stock selection. On the sector level, stock selection within the information technology sector, and to a lesser extent, the consumer discretionary sector detracted the most from performance. An allocation to cash, while within the typical range, was also a headwind during the period. At the individual stock level, key detractors included underweight positions in Apple Inc. and UnitedHealth Group Incorporated, and not owning NVIDIA Corporation. By contrast, stock selection within the real estate and communication services sectors contributed the most to performance. Key individual stock contributors included overweight positions in Humana Inc., DexCom, Inc. and Vertex Pharmaceuticals Incorporated.
Current Strategy and Outlook: In our view, equity markets have rebounded from the lows in March, though we expect continued volatility as concerns ebb and flow regarding the economic shock from the coronavirus fallout. As it becomes increasingly clear to us that a prolonged shutdown would be unsustainable, the focus has
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Microsoft Corp.	10.0%
Amazon.com, Inc.	7.7%
Apple, Inc.	6.1%
Facebook, Inc.- Class A	5.0%
Visa, Inc. - Class A	4.9%
Alphabet, Inc. - Class A	3.7%
Intuit, Inc.	3.1%
CSX Corp.	2.8%
AbbVie, Inc.	2.7%
Merck & Co., Inc.	2.6%
Portfolio holdings are subject to change daily.
shifted to how to reopen the economy in a safe and sustainable way. We continue to evaluate companies that we believe may benefit from a rebound as we emerge from this crisis, as well as those companies that we believe may capitalize on a shift in consumer and business patterns such as working remotely.
While correlations were high during the market sell-off, we see the opportunity for differentiation amidst a shift to a new normal, which we believe presents an opportunity for active managers to outperform going forward. We are adjusting the Fund’s portfolio based upon fundamental views to seek to take advantage of market dislocations and believe it is well-balanced. While in our opinion there continues to be a great deal of uncertainty, our team continuously monitors developments and remains focused on making well-informed investment decisions for our clients. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations. In addition, in this environment — where declining business activity creates an enormous burden for companies with little liquidity (small and medium businesses) — we believe owning companies with robust balance sheets is paramount.

*
Effective August 1, 2019, Kristy Finnegan was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	14.32%	11.20%	14.44%	—	—
Class C(2)	19.41%	11.70%	14.32%	—	—
Class I	21.80%	12.94%	15.53%	—	—
Class P3	22.58%	—	—	—	13.96%
Class R	21.02%	12.25%	—	12.58%	—
Class R6(3)	21.88%	12.99%	15.55%	—	—
Class W	21.64%	12.82%	15.41%	—	—
Excluding Sales Charge:
Class A	21.30%	12.53%	15.12%	—	—
Class C	20.41%	11.70%	14.32%	—	—
Class I	21.80%	12.94%	15.53%	—	—
Class P3	22.58%	—	—	—	13.96%
Class R	21.02%	12.25%	—	12.58%	—
Class R6(3)	21.88%	12.99%	15.55%	—	—
Class W	21.64%	12.82%	15.41%	—	—
Russell 1000® Growth	26.25%	14.50%	16.07%	14.54%	14.65%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Financials	20.4%
Health Care	15.4%
Industrials	11.0%
Consumer Staples	9.6%
Communication Services	8.7%
Information Technology	6.5%
Energy	6.3%
Utilities	6.3%
Consumer Discretionary	5.9%
Real Estate	5.1%
Materials	4.5%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.79% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -1.64% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable security selection. On the sector level, stock selection within consumer discretionary and health care sectors had the largest negative impact on performance. At the individual stock level, key detractors included underweight positions in Verizon Communication Inc., a communication services company, Intel Corporation, an information technology company, and an overweight to consumer discretionary stock MGM Resorts International. By contrast, stock selection within the industrials and financials sectors had the largest positive impact on relative performance. Key contributors included overweight positions in AT&T Inc., a communication
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Johnson & Johnson	3.6%
Procter & Gamble Co.	3.2%
Bank of America Corp.	2.8%
Walt Disney Co.	2.7%
Medtronic PLC	2.7%
Philip Morris International, Inc.	2.7%
AT&T, Inc.	2.5%
Citigroup, Inc.	2.2%
Chevron Corp.	2.1%
Goldman Sachs Group, Inc.	2.0%
Portfolio holdings are subject to change daily.
services company, and Old Dominion Freight Line, Inc., an industrials company operating in the trucking industry. In addition, not owning Wells Fargo & Company within the financials sector contributed to returns.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy seeks to provide.

*
Effective June 1, 2019, Christopher F. Corapi no longer serves as a portfolio manager to the Fund. Effective August 1, 2019, Kristy Finnegan no longer serves as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-8.36%	1.75%	8.14%	—	—
Class C(2)	-4.33%	2.21%	7.97%	—	—
Class I	-2.48%	3.31%	9.14%	—	—
Class P3	-1.76%	—	—	—	-0.01%
Class R	-3.11%	2.72%	—	8.54%	—
Class R6(3)	-2.47%	3.32%	9.06%	—	—
Class W	-2.50%	3.25%	9.06%	—	—
Excluding Sales Charge:
Class A	-2.79%	2.95%	8.79%	—	—
Class C	-3.44%	2.21%	7.97%	—	—
Class I	-2.48%	3.31%	9.14%	—	—
Class P3	-1.76%	—	—	—	-0.01%
Class R	-3.11%	2.72%	—	8.54%	—
Class R6(3)	-2.47%	3.32%	9.06%	—	—
Class W	-2.50%	3.25%	9.06%	—	—
Russell 1000® Value	-1.64%	4.36%	9.85%	10.21%	-0.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Information Technology	35.6%
Health Care	18.3%
Industrials	15.2%
Consumer Discretionary	13.8%
Communication Services	3.8%
Financials	3.7%
Consumer Staples	3.5%
Real Estate	2.8%
Materials	2.5%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of 13.68% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 17.03% and 2.63%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell Midcap® Growth Index primarily due to unfavorable stock selection. On a sector level, stock selection within the information technology and consumer discretionary sectors had the largest negative impact on performance. On an individual stock level basis, key detractors included overweight positions in Five Below, Inc., GoDaddy, Inc. and Trane Technologies plc. On the sector level, stock selection within the health care and communication services sectors contributed the most to performance. On an individual stock level basis, key contributors include an overweight position in DexCom, Inc., and owning non-benchmark positions in Five9, Inc. and Amedisys, Inc.
Current Strategy and Outlook: In our view, equity markets have rebounded from the lows in March, though we expect continued volatility as concerns ebb and flow regarding the economic shock from the coronavirus fallout. As it becomes increasingly clear to us that a prolonged shutdown would be unsustainable, the focus has shifted to how to reopen the economy in a safe and sustainable way. We continue to evaluate companies that we believe may benefit from a rebound as we emerge from this crisis, as well as those companies that we believe may capitalize on a shift in consumer and business patterns such as working remotely.
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

O’Reilly Automotive, Inc.	2.9%
Advanced Micro Devices, Inc.	2.7%
Global Payments, Inc.	2.6%
Cadence Design Systems, Inc.	2.2%
BioMarin Pharmaceutical, Inc.	2.2%
Zebra Technologies Corp.	2.2%
Lam Research Corp.	2.1%
Ametek, Inc.	2.1%
Burlington Stores, Inc.	2.1%
Fair Isaac Corp.	2.0%
Portfolio holdings are subject to change daily.
While correlations were high during the market sell-off, we see the opportunity for differentiation amidst a shift to a new normal, which we believe presents an opportunity for active managers to outperform going forward. We are adjusting the Fund’s portfolio based upon fundamental views to seek to take advantage of market dislocations and believe it is well-balanced. While in our opinion there continues to be a great deal of uncertainty, our team continuously monitors developments and remains focused on making well-informed investment decisions for our clients. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations. In addition, in this environment — where declining business activity creates an enormous burden for companies with little liquidity (small and medium businesses) — we believe owning companies with robust balance sheets is paramount.

*
Effective August 1, 2019, Kristy Finnegan was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	7.13%	7.40%	11.56%	—	—
Class C(2)	11.81%	7.86%	11.39%	—	—
Class I	14.01%	9.03%	12.64%	—	—
Class P3	15.08%	—	—	—	8.97%
Class R	13.38%	8.41%	—	11.61%	—
Class R6(3)	14.11%	9.14%	12.72%	—	—
Class W	13.95%	8.96%	12.51%	—	—
Excluding Sales Charge:
Class A	13.68%	8.69%	12.23%	—	—
Class C	12.81%	7.86%	11.39%	—	—
Class I	14.01%	9.03%	12.64%	—	—
Class P3	15.08%	—	—	—	8.97%
Class R	13.38%	8.41%	—	11.61%	—
Class R6(3)	14.11%	9.14%	12.72%	—	—
Class W	13.95%	8.96%	12.51%	—	—
Russell Midcap® Growth Index	17.03%	10.72%	14.07%	14.16%	11.18%
Russell Midcap® Index	2.63%	5.94%	11.43%	11.52%	1.67%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Industrials	17.7%
Financials	15.9%
Information Technology	13.2%
Consumer Discretionary	12.7%
Real Estate	11.2%
Health Care	10.7%
Materials	5.5%
Utilities	4.4%
Consumer Staples	3.0%
Energy	1.5%
Communication Services	1.3%
Exchange-Traded Funds	0.3%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers* — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the year ended May, 31 2020, the Fund’s Class I shares provided a total return of  -6.73% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -6.91%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 316 basis points (3.16%) for the year ended May 31, 2020. During the period, the Sleeve’s performance benefited from its relative overweight to the industrials, information technology and health care sectors and to its relative underweight in the energy sector. The primary sector detractors were utilities, consumer staples, materials and real estate. The best stock performance came from Keysight Technologies, Equinix, Agilent Technologies and Jacobs Engineering. The leading detractors from
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Keysight Technologies, Inc.	2.0%
Equinix, Inc.	2.0%
Laboratory Corp. of America Holdings	2.0%
Agilent Technologies, Inc.	1.7%
Becton Dickinson & Co.	1.7%
Ross Stores, Inc.	1.7%
CBRE Group, Inc.	1.6%
Genpact Ltd.	1.6%
Mid-America Apartment Communities, Inc.	1.5%
Jacobs Engineering Group, Inc.	1.5%
Portfolio holdings are subject to change daily.
performance were Hexcel (“HXL”), Euronet Worldwide (“EEFT”), PVH Corp (“PVH”) and CIT Group (“CIT”). More generally, the outperformers reflected company-specific factors as well as certain secular themes, while the underperformers reflected changing industry dynamics and resulting operational performance. To be sure, COVID-19 had a significant impact on the underperformer: HXL, as related to air travel and future aircraft orders; EEFT, as related to European travel and tourism; PVH, as related to mandated closure of retail outlets; and CIT, as related to a falling rate environment in addition to its mid-market customer base’s exposure to COVID-19-related closures and supply chain interruptions. We continue to believe investment in high-quality companies is the appropriate strategy regardless of the environment.
LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 768 basis points (-7.68%) for the year ended May 31, 2020. Although the Sleeve benefited from a market rotation out of expensive defensive names in the first half of the period, the onset of the COVID-19 pandemic led to increased market volatility and sell-off in the first quarter of 2020. This proved to be a very difficult period for the Sleeve as value stocks and smaller stocks significantly lagged in the market decline, while large growth stocks outperformed. Within the Index, sector returns varied widely for the annual period. The energy sector suffered a significant double-digit loss while the health care sector posted a strong double-digit gain. Additionally, the consumer discretionary, financials and real estate sectors underperformed as technology, materials and consumer staples outperformed in the period.
While value stocks trailed the broader midcap market, deeper value stocks that are cheap on earnings and cash flow measures significantly lagged within the Index. This had a sizeable negative impact on performance as the Sleeve emphasizes deep value stocks based on earnings and cash flow valuation measures. Given this unfavorable environment, the Sleeve underperformed the Index across several sectors particularly within the materials, industrials, consumer discretionary, financials and real estate sectors. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, had a positive effect overall, largely due to the underweight in energy and overweight to technology.
Wellington Sleeve (“Wellington”) — June 1, 2019 — November 8, 2019* — The Sleeve outperformed the Russell Midcap® Value by an estimated 483 basis points (4.83%) for the period beginning June 1, 2019 through November 8, 2019. Both sector allocation and security selection contributed to relative performance for the period. Selection within the information technology, materials and industrials sectors contributed most to relative returns. These effects were only partially offset by unfavorable selection in the communication

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

services, utilities, and financials sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed to results during the period. In particular, an underweight allocation to utilities and overweight exposure in information technology, industrials, and materials contributed most to relative returns, while an underweight exposure to consumer discretionary detracted.
Top contributors included Lumentum Holdings, Milacron Holdings, and Reliance Steel & Aluminum. Top detractors from relative performance included UGI, Diamondback Energy, and an out-of-benchmark holding in Millicom International Cellular.
VIM Sleeve — November 15, 2019 — May 31, 2020* — The Sleeve outperformed the Russell Midcap® Value by approximately 477 basis points (4.77%) for the period beginning November 15, 2019 through May 31, 2020. The Sleeve also outperformed its internal benchmark, the Russell Midcap® Select Factor Index (“RMID Index”), by approximately 33 basis (0.33%). The Sleeve employs a “passive management” approach designed to track the performance of the RMID Index. For the reporting period, the Sleeve generally tracked the RMID Index, but diverged from it somewhat by holding shares of an exchange-traded fund (“ETF”) and a modest, operational cash position. Due to bouts of extreme market volatility during the reporting period, the cash exposure became a key contributor to relative results. Other contributors included the Sleeve’s modest underweight of utilities and its non-index position in the iShares Russell Midcap ETF, as well as index-like positions in Xcel Energy Inc. and Dollar General Corporation. The most significant detractors included slight underweights of the consumer discretionary and communications services sectors; also, index-like positions in Zayo Group Holdings, Inc., PulteGroup, Inc. and Cummins Inc.
Current Strategy & Outlook: Hahn Capital Management Sleeve — The markets faced a dramatic shift with the onset of the global spread of COVID-19 as the global economy hunkered down. As we shift from panic and shelter-in-place to an economic re-opening, we believe that the markets seem to have largely brushed off the down draft that dominated the late February to mid-March timeframe. Regardless of the market’s more recent rebound, we believe significant uncertainty lies ahead. We remain cautious on consumer discretionary spending and certain areas of real estate as we find it difficult to project the impact of the termination of extended unemployment benefits that expire late July 2020 and what (un)employment may look like over the coming months. Relative employment levels tend to have a high correlation to both housing activity and healthcare procedures. The 2020 election cycle creates additional uncertainty as candidates push various initiatives, even if for only the headlines. As a result, we would expect another round of volatility in the coming months and look to seek out opportunities created thereby with our high-quality, risk-centric approach.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Sleeve valuations are 16.0 times forward earnings estimates and 6.1 times trailing cash flow compared to 19.6 times earnings and 10.1 times cash flow for the benchmark. The Sleeve also has a dividend yield of 2.9% compared to 2.5% for the Index. We continue to believe that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
VIM Sleeve — Voya IM employs a “passive management” approach designed to track the performance of the RMID Index.

*
On September 12, 2019, the Board of Trustees of the Fund approved the sub-adviser replacement of Wellington with VIM.

In conjunction with the sub-adviser replacement, effective November 8, 2019 Steve Wetter and Kai Yee Wong were added as portfolio managers of the Fund and Gregory J. Garabedian was removed as a portfolio manager of the Fund.
Beginning on the close of business on November 8, 2019, through the close of business on November 15, 2019, the Fund was in a transition period during which time the Fund’s assets managed by Wellington were allocated among Hahn, LSV and VIM.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	Since Inception of Class I October 3, 2011	Since Inception of Class P3 June 1, 2018
Class I	-6.73%	1.11%	10.41%	—
Class P(1)	-5.97%	1.29%	10.52%	—
Class P3	-5.86%	—	—	-6.77%
Russell Midcap® Value	-6.91%	2.56%	11.18%	-4.82%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directy in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 15, 2019, one of the three sub-advisers was removed from the Fund and a sub-adviser was added to the Fund.

(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Health Care	31.9%
Information Technology	21.4%
Industrials	19.1%
Consumer Discretionary	15.0%
Financials	3.8%
Consumer Staples	2.6%
Real Estate	2.5%
Materials	2.1%
Communication Services	1.1%
Energy	0.2%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of 4.37% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 7.32% and -3.44%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 2000® Growth Index due to allocation effects, most notably, an underweight allocation to the pharmaceutical and biotechnology sector. While stock selection contributed to performance in aggregate, on the sector level, stock selection within the banks and communication services sectors also detracted from performance. On an individual stock level basis, key detractors included overweight positions in Welbilt Inc. and Brink’s Company, and owning a non-benchmark position in Cinemark Holdings, Inc. By contrast, stock selection within the retail and real estate sectors generated positive results. On an individual stock level basis, key contributors included overweight positions in Trex Company, Inc., Amedisys, Inc. and Quidel Corporation.
Current Strategy and Outlook: In our view, equity markets have rebounded from the lows in March, though we expect continued volatility as concerns ebb and flow regarding the economic shock from the coronavirus fallout. As it becomes increasingly clear to us that a prolonged shutdown would be unsustainable, the focus has shifted to how to reopen the economy in a safe and sustainable way. We continue to evaluate companies that we believe may benefit from a rebound as we emerge from this crisis, as well as those companies that we believe may capitalize on a shift in consumer and business patterns such as working remotely.
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Trex Co., Inc.	1.4%
Inphi Corp.	1.3%
Quidel Corp.	1.3%
Helen of Troy Ltd.	1.2%
Generac Holdings, Inc.	1.2%
j2 Global, Inc.	1.2%
Amedisys, Inc.	1.2%
Haemonetics Corp.	1.1%
Deckers Outdoor Corp.	1.1%
John Bean Technologies Corp.	1.1%
Portfolio holdings are subject to change daily.
While correlations were high during the market sell-off, we see the opportunity for differentiation amidst a shift to a new normal, which we believe presents an opportunity for active managers to outperform going forward. We are adjusting the Fund’s portfolio based upon fundamental views to seek to take advantage of market dislocations and believe it is well-balanced. While in our opinion there continues to be a great deal of uncertainty, our team continuously monitors developments and remains focused on making well-informed investment decisions for our clients. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations. In addition, in this environment — where declining business activity creates an enormous burden for companies with little liquidity (small and medium businesses) — we believe owning companies with robust balance sheets is paramount.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya SmallCap Opportunities Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-1.63%	2.47%	9.32%	—	—
Class C(2)	2.57%	2.90%	9.14%	—	—
Class I	4.71%	4.01%	10.35%	—	—
Class P3	5.81%	—	—	—	-3.31%
Class R	4.09%	3.43%	—	9.51%	—
Class R6(3)	4.82%	4.14%	10.44%	—	—
Class W	4.65%	3.97%	10.26%	—	—
Excluding Sales Charge:
Class A	4.37%	3.69%	9.97%	—	—
Class C	3.57%	2.90%	9.14%	—	—
Class I	4.71%	4.01%	10.35%	—	—
Class P3	5.81%	—	—	—	-3.31%
Class R	4.09%	3.43%	—	9.51%	—
Class R6(3)	4.82%	4.14%	10.44%	—	—
Class W	4.65%	3.97%	10.26%	—	—
Russell 2000® Growth Index	7.32%	6.34%	11.72%	11.64%	0.63%
Russell 2000® Index	-3.44%	3.72%	9.23%	9.39%	-6.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Information Technology	31.4%
Health Care	16.5%
Financials	9.0%
Consumer Staples	8.6%
Industrials	7.4%
Consumer Discretionary	6.5%
Real Estate	5.5%
Utilities	5.1%
Communication Services	5.0%
Exchange-Traded Funds	1.6%
Materials	1.4%
Energy	1.4%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of 1.29% compared to the Russell 1000® Index (the “Index” or “Russell 1000®”), which returned 12.54% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, low beta was a significant tailwind for the strategy, while dividend yield and the smaller market capitalization detracted from results. The stock ranking model had a positive impact on performance. On the sector level, Fund holdings within the information technology and consumer discretionary sectors detracted the most value. By contrast, Fund holdings within the energy and industrials sectors had the largest positive impact on performance. At the individual stock level, key detractors were an underweight position in Apple Inc., and not owning Amazon.com, Inc. and NVIDIA Corporation. Key contributors included not owning Boeing Company and Berkshire Hathaway Inc., as well as an underweight position in Exxon Mobil Corporation.
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Microsoft Corp.	5.8%
Johnson & Johnson	2.2%
Intel Corp.	1.7%
Procter & Gamble Co.	1.7%
iShares Russell 1000 ETF	1.6%
JPMorgan Chase & Co.	1.5%
Pfizer, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Verizon Communications, Inc.	1.5%
AbbVie, Inc.	1.5%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. We believe the investment process seeks to create a universe of sustainable dividend-paying stocks, and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to achieve its dividend, maximize prospective alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	Since Inception of Classes A and I December 6, 2016	Since Inception of Class P3 September 28, 2018
Including Sales Charge:
Class A(1)	-4.53%	5.17%	—
Class I	1.57%	7.37%	—
Class P3	2.19%	—	-0.35%
Class R6(2)	1.57%	7.37%	—
Excluding Sales Charge:
Class A	1.29%	6.97%	—
Class I	1.57%	7.37%	—
Class P3	2.19%	—	-0.35%
Class R6(2)	1.57%	7.37%	—
Russell 1000®	12.54%	11.58%	4.55%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on September 30, 2019. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,059.90	1.04%	$5.36	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,056.20	1.79	9.20	1,000.00	1,016.05	1.79	9.02
Class I	1,000.00	1,062.20	0.66	3.40	1,000.00	1,021.70	0.66	3.34
Class P3	1,000.00	1,065.50	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,058.80	1.29	6.64	1,000.00	1,018.55	1.29	6.51
Class R6	1,000.00	1,062.50	0.58	2.99	1,000.00	1,022.10	0.58	2.93
Class W	1,000.00	1,061.60	0.79	4.07	1,000.00	1,021.05	0.79	3.99
Voya Large Cap Value Fund
Class A	$1,000.00	$871.10	1.10%	$5.15	$1,000.00	$1,019.50	1.10%	$5.55
Class C	1,000.00	868.50	1.85	8.64	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	872.80	0.76	3.56	1,000.00	1,021.20	0.76	3.84
Class P3	1,000.00	875.90	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	869.60	1.33	6.22	1,000.00	1,018.35	1.33	6.71
Class R6	1,000.00	872.00	0.74	3.46	1,000.00	1,021.30	0.74	3.74
Class W	1,000.00	872.30	0.85	3.98	1,000.00	1,020.75	0.85	4.29

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,025.70	1.27%	$6.43	$1,000.00	$1,018.65	1.27%	$6.41
Class C	1,000.00	1,021.50	2.02	10.21	1,000.00	1,014.90	2.02	10.18
Class I	1,000.00	1,026.80	0.97	4.91	1,000.00	1,020.15	0.97	4.90
Class P3	1,000.00	1,031.90	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,024.00	1.52	7.69	1,000.00	1,017.40	1.52	7.67
Class R6	1,000.00	1,027.40	0.86	4.36	1,000.00	1,020.70	0.86	4.34
Class W	1,000.00	1,026.50	1.02	5.17	1,000.00	1,019.90	1.02	5.15
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$812.50	0.83%	$3.76	$1,000.00	$1,020.85	0.83%	$4.19
Class P	1,000.00	816.90	0.15	0.68	1,000.00	1,024.25	0.15	0.76
Class P3	1,000.00	818.00	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$947.60	1.40%	$6.82	$1,000.00	$1,018.00	1.40%	$7.06
Class C	1,000.00	943.80	2.15	10.45	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	949.00	1.07	5.21	1,000.00	1,019.65	1.07	5.40
Class P3	1,000.00	953.80	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	946.20	1.65	8.03	1,000.00	1,016.75	1.65	8.32
Class R6	1,000.00	949.90	0.97	4.73	1,000.00	1,020.15	0.97	4.90
Class W	1,000.00	949.00	1.15	5.60	1,000.00	1,019.25	1.15	5.81
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$905.50	0.80%	$3.81	$1,000.00	$1,021.00	0.80%	$4.04
Class I	1,000.00	906.70	0.51	2.43	1,000.00	1,022.45	0.51	2.58
Class P3	1,000.00	909.70	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R6	1,000.00	906.70	0.51	2.43	1,000.00	1,022.45	0.51	2.58

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund and the Board of Trustees of Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund (collectively referred to as the “Funds”), (six of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments and summary portfolio of investments, as applicable, as of May 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Equity Trust) at May 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 24, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$1,144,592,515	$602,156,965	$945,899,353
Short-term investments at fair value†	12,316,000	4,765,457	26,066,081
Cash	383	120,254	942,734
Foreign currencies at value‡	—	4,253	—
Receivables:
Investment securities sold	2,431,804	14,549,632	14,631,880
Fund shares sold	921,763	66,096	576,141
Dividends	720,032	1,611,541	324,445
Interest	49	47	—
Prepaid expenses	51,982	43,600	40,573
Reimbursement due from Investment Adviser	7,199	44,434	26,367
Other assets	19,407	52,355	43,513
Total assets	1,161,061,134	623,414,634	988,551,087
LIABILITIES:
Payable for investment securities purchased	—	14,129,503	4,197,437
Payable for fund shares redeemed	889,268	191,820	601,268
Payable upon receipt of securities loaned	—	3,923,457	26,066,081
Payable for investment management fees	495,316	373,338	636,385
Payable for distribution and shareholder service fees	38,204	78,690	78,322
Payable to trustees under the deferred compensation plan (Note 6)	19,407	52,355	43,513
Payable for trustee fees	5,439	3,663	5,403
Payable for borrowings against line of credit (Note 9)	—	—	2,488,000
Other accrued expenses and liabilities	717,466	595,198	654,884
Total liabilities	2,165,100	19,348,024	34,771,293
NET ASSETS	$1,158,896,034	$604,066,610	$953,779,794
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$817,334,679	$599,332,027	$752,456,287
Total distributable earnings	341,561,355	4,734,583	201,323,507
NET ASSETS	$1,158,896,034	$604,066,610	$953,779,794
+ Including securities loaned at value	$—	$3,842,412	$25,492,634
* Cost of investments in securities	$824,379,858	$574,264,060	$797,323,289
† Cost of short-term investments	$12,316,000	$4,765,457	$26,066,081
‡ Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$104,447,291	$331,768,601	$275,278,938
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,349,520	34,057,702	13,489,750
Net asset value and redemption price per share†	$44.45	$9.74	$20.41
Maximum offering price per share (5.75%)(1)	$47.16	$10.33	$21.66
Class C
Net assets	$20,629,766	$13,664,189	$27,377,064
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	564,878	1,403,305	2,041,685
Net asset value and redemption price per share†	$36.52	$9.74	$13.41
Class I
Net assets	$671,609,479	$230,991,008	$431,602,638
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	13,477,594	21,589,813	17,594,941
Net asset value and redemption price per share	$49.83	$10.70	$24.53
Class P3
Net assets	$16,021,219	$7,208,294	$1,560,483
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	317,370	663,686	61,797
Net asset value and redemption price per share	$50.48	$10.86	$25.25
Class R
Net assets	$860,714	$735,876	$2,743,032
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	17,560	75,367	139,566
Net asset value and redemption price per share	$49.02	$9.76	$19.65
Class R6
Net assets	$272,039,558	$14,936,441	$133,027,008
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	5,454,960	1,398,825	5,367,728
Net asset value and redemption price per share	$49.87	$10.68	$24.78
Class W
Net assets	$73,288,007	$4,762,201	$82,190,631
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,513,554	445,678	3,417,943
Net asset value and redemption price per share	$48.42	$10.69	$24.05

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$106,896,163	$265,267,260	$195,721,701
Investments in affiliates at fair value**	45,320	—	—
Short-term investments at fair value†	1,889,481	7,175,232	1,328,755
Cash	1,823,401	44,094	29,832
Receivables:
Investment securities sold	117,592	3,560,062	—
Fund shares sold	94,264	53,832	110,286
Dividends	169,015	152,535	492,486
Interest	45	27	—
Foreign tax reclaims	—	—	1,552
Prepaid expenses	23,685	40,939	31,441
Reimbursement due from Investment Adviser	10,462	68,467	1,670
Other assets	6,483	27,250	2,102
Total assets	111,075,911	276,389,698	197,719,825
LIABILITIES:
Payable for investment securities purchased	—	2,412,701	—
Payable for fund shares redeemed	15,216	522,003	59,470
Payable upon receipt of securities loaned	1,148,936	6,769,232	627,755
Payable for investment management fees	60,811	252,683	76,535
Payable for distribution and shareholder service fees	—	20,590	158
Payable to trustees under the deferred compensation plan (Note 6)	6,483	27,250	2,102
Payable for trustee fees	585	2,670	1,493
Other accrued expenses and liabilities	55,157	226,394	36,509
Total liabilities	1,287,188	10,233,523	804,022
NET ASSETS	$109,788,723	$266,156,175	$196,915,803
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$119,114,863	$317,462,082	$202,093,187
Total distributable loss	(9,326,140)	(51,305,907)	(5,177,384)
NET ASSETS	$109,788,723	$266,156,175	$196,915,803
+ Including securities loaned at value	$1,112,195	$6,618,101	$611,124
* Cost of investments in securities	$122,151,845	$247,879,581	$191,288,975
** Cost of investments in affiliates	$59,911	$—	$—
† Cost of short-term investments	$1,889,481	$7,175,232	$1,328,755
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	n/a	$66,552,813	$765,773
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,415,200	69,274
Net asset value and redemption price per share†	n/a	$47.03	$11.05
Maximum offering price per share (5.75%)(1)	n/a	$49.90	$11.72
Class C
Net assets	n/a	$8,062,351	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	243,467	n/a
Net asset value and redemption price per share	n/a	$33.11	n/a
Class I
Net assets	$106,293,977	$113,287,479	$101,037,235
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	13,579,120	2,149,614	9,102,116
Net asset value and redemption price per share	$7.83	$52.70	$11.10
Class P
Net assets	$2,651	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.010	n/a	n/a
Shares outstanding	335	n/a	n/a
Net asset value and redemption price per share	$7.91	n/a	n/a
Class P3
Net assets	$3,492,095	$2,819	$2,475,272
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	436,808	52	220,860
Net asset value and redemption price per share	$7.99	$54.31	$11.21
Class R
Net assets	n/a	$1,026,725	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	22,544	n/a
Net asset value and redemption price per share	n/a	$45.54	n/a
Class R6
Net assets	n/a	$68,686,866	$92,637,523
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,289,562	8,345,966
Net asset value and redemption price per share	n/a	$53.26	$11.10
Class W
Net assets	n/a	$8,537,122	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	164,903	n/a
Net asset value and redemption price per share	n/a	$51.77	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2020

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,947,863	$19,358,920	$9,919,962
Interest	363	718	279
Securities lending income, net	58	21,518	354,669
Total investment income	11,948,284	19,381,156	10,274,910
EXPENSES:
Investment management fees	5,547,612	5,494,663	8,798,133
Distribution and shareholder service fees:
Class A	230,150	922,966	682,840
Class C	268,144	281,716	418,516
Class O(1)	—	551	2,485
Class R	4,937	5,844	15,157
Transfer agent fees:
Class A	146,843	526,064	471,034
Class C	42,566	39,925	72,045
Class I	280,547	95,521	621,072
Class O(1)	—	309	1,705
Class P3	554	108	26
Class R	1,570	1,659	5,227
Class R6	21,232	477	2,785
Class W	22,657	8,379	137,121
Shareholder reporting expense	54,900	32,940	95,232
Registration fees	132,551	115,636	128,456
Professional fees	52,612	65,942	91,350
Custody and accounting expense	119,676	85,360	125,151
Trustee fees	43,511	29,305	43,225
Miscellaneous expense	16,498	53,636	85,049
Interest expense	138	3,618	5,169
Total expenses	6,986,698	7,764,619	11,801,778
Recouped/Waived and reimbursed fees	517,388	(660,396)	(148,059)
Net expenses	7,504,086	7,104,223	11,653,719
Net investment income (loss)	4,444,198	12,276,933	(1,378,809)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	69,155,474	20,655,294	107,397,599
Net realized gain	69,155,474	20,655,294	107,397,599
Net change in unrealized appreciation (depreciation) on:
Investments	139,737,954	(52,080,556)	48,851,840
Foreign currency related transactions	—	(28)	—
Net change in unrealized appreciation (depreciation)	139,737,954	(52,080,584)	48,851,840
Net realized and unrealized gain (loss)	208,893,428	(31,425,290)	156,249,439
Increase (decrease) in net assets resulting from operations	$213,337,626	$(19,148,357)	$154,870,630
* Foreign taxes withheld	$28,543	$179,250	$43,029

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2020

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,408,023	$3,576,320	$8,405,872
Interest	588	458	39
Securities lending income, net	38,525	155,126	7,871
Total investment income	2,447,136	3,731,904	8,413,782
EXPENSES:
Investment management fees	874,635	5,016,484	1,343,602
Distribution and shareholder service fees:
Class A	—	278,297	1,700
Class C	—	143,631	—
Class R	—	12,113	—
Transfer agent fees:
Class A	—	201,019	3,406
Class C	—	25,773	—
Class I	10,691	199,764	6,420
Class P	35	—	—
Class P3	460	33	566
Class R	—	4,371	—
Class R6	—	3,867	2,583
Class W	—	107,576	—
Shareholder reporting expense	6,648	51,811	2,859
Registration fees	56,241	122,168	63,335
Professional fees	22,027	38,288	31,931
Custody and accounting expense	35,557	88,228	40,330
Trustee fees	4,675	21,364	11,943
Licensing fee (Note 7)	4,482	—	—
Miscellaneous expense	11,631	62,210	17,768
Interest expense	720	5,919	1,096
Total expenses	1,027,802	6,382,916	1,527,539
Waived and reimbursed fees	(80,795)	(264,791)	(50,371)
Brokerage commission recapture	(396)	—	—
Net expenses	946,611	6,118,125	1,477,168
Net investment income (loss)	1,500,525	(2,386,221)	6,936,614
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,962,482	1,847,412	(5,037,774)
Foreign currency related transactions	(2,425)	—	—
Net realized gain (loss)	7,960,057	1,847,412	(5,037,774)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,744,197)	35,806,419	2,953,755
Foreign currency related transactions	2,426	—	—
Net change in unrealized appreciation (depreciation)	(13,741,771)	35,806,419	2,953,755
Net realized and unrealized gain (loss)	(5,781,714)	37,653,831	(2,084,019)
Increase (decrease) in net assets resulting from operations	$(4,281,189)	$35,267,610	$4,852,595
* Foreign taxes withheld	$1,691	$—	$3,566
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2020

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$4,444,198	$6,012,220	$12,276,933	$14,324,491
Net realized gain	69,155,474	22,146,654	20,655,294	45,049,054
Net change in unrealized appreciation (depreciation)	139,737,954	14,607,152	(52,080,584)	(41,411,450)
Increase (decrease) in net assets resulting from operations	213,337,626	42,766,026	(19,148,357)	17,962,095
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,045,616)	(4,884,066)	(36,368,518)	(37,449,465)
Class C	(1,595,470)	(2,428,177)	(2,994,115)	(4,241,416)
Class I	(27,953,705)	(33,377,797)	(20,193,329)	(21,406,444)
Class O(1)	—	—	(4,403)	(226,667)
Class P3	(682,790)	(419,991)	(493,028)	(458,750)
Class R	(37,795)	(55,121)	(114,745)	(294,113)
Class R6	(13,665,434)	(15,404,940)	(9,823,662)	(14,239,135)
Class W	(525,374)	(792,495)	(584,418)	(908,246)
Total distributions	(48,506,184)	(57,362,587)	(70,576,218)	(79,224,236)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	315,913,843	587,880,836	133,504,778	136,265,142
Reinvestment of distributions	47,532,645	55,950,004	67,633,833	75,818,349
	363,446,488	643,830,840	201,138,611	212,083,491
Cost of shares redeemed	(399,479,267)	(282,704,377)	(242,433,258)	(304,921,243)
Net increase (decrease) in net assets resulting from capital share transactions	(36,032,779)	361,126,463	(41,294,647)	(92,837,752)
Net increase (decrease) in net assets	128,798,663	346,529,902	(131,019,222)	(154,099,893)
NET ASSETS:
Beginning of year or period	1,030,097,371	683,567,469	735,085,832	889,185,725
End of year or period	$1,158,896,034	$1,030,097,371	$604,066,610	$735,085,832

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2020

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(1,378,809)	$(2,519,893)	$1,500,525	$1,630,919
Net realized gain	107,397,599	94,178,749	7,960,057	14,487,827
Net change in unrealized appreciation (depreciation)	48,851,840	(57,409,151)	(13,741,771)	(26,597,974)
Increase (decrease) in net assets resulting from operations	154,870,630	34,249,705	(4,281,189)	(10,479,228)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(18,875,210)	(50,144,080)	—	—
Class C	(4,944,449)	(15,977,417)	—	—
Class I	(34,678,439)	(99,955,142)	(11,493,957)	(24,438,450)
Class O(1)	—	(334,964)	—	—
Class P	—	—	(304)	—
Class P3	(82,338)	(147,201)	(302,839)	(297,432)
Class R	(231,113)	(658,178)	—	—
Class R6	(8,301,861)	(21,685,647)	—	—
Class W	(5,039,504)	(16,925,051)	—	—
Total distributions	(72,152,914)	(205,827,680)	(11,797,100)	(24,735,882)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	244,907,948	363,908,312	27,454,600	35,814,429
Reinvestment of distributions	61,330,731	176,074,394	11,797,100	24,735,882
	306,238,679	539,982,706	39,251,700	60,550,311
Cost of shares redeemed	(618,249,527)	(580,176,647)	(29,324,707)	(90,045,174)
Net increase (decrease) in net assets resulting from capital share transactions	(312,010,848)	(40,193,941)	9,926,993	(29,494,863)
Net decrease in net assets	(229,293,132)	(211,771,916)	(6,151,296)	(64,709,973)
NET ASSETS:
Beginning of year or period	1,183,072,926	1,394,844,842	115,940,019	180,649,992
End of year or period	$953,779,794	$1,183,072,926	$109,788,723	$115,940,019

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2020

	Voya SmallCap Opportunities Fund		Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(2,386,221)	$(2,106,154)	$6,936,614	$4,352,014
Net realized gain (loss)	1,847,412	44,758,889	(5,037,774)	2,718,613
Net change in unrealized appreciation (depreciation)	35,806,419	(173,651,251)	2,953,755	(2,819,867)
Increase (decrease) in net assets resulting from operations	35,267,610	(130,998,516)	4,852,595	4,250,760
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(24,568,801)	(22,548)	(11,048)
Class C	—	(5,245,494)	—	—
Class I	—	(106,514,132)	(4,781,497)	(7,922,435)
Class P3	—	(382)	(382,518)	(340,102)
Class R	—	(561,743)	—	—
Class R6	—	(35,591,358)	(6,174,700)	—
Class W	—	(10,445,415)	—	—
Total distributions	—	(182,927,325)	(11,361,263)	(8,273,585)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	114,234,528	335,460,920	309,585,632	201,520,909
Reinvestment of distributions	—	173,432,355	11,360,765	8,273,370
	114,234,528	508,893,275	320,946,397	209,794,279
Cost of shares redeemed	(563,127,985)	(1,012,184,284)	(425,362,118)	(53,212,578)
Net increase (decrease) in net assets resulting from capital share transactions	(448,893,457)	(503,291,009)	(104,415,721)	156,581,701
Net increase (decrease) in net assets	(413,625,847)	(817,216,850)	(110,924,389)	152,558,876
NET ASSETS:
Beginning of year or period	679,782,022	1,496,998,872	307,840,192	155,281,316
End of year or period	$266,156,175	$679,782,022	$196,915,803	$307,840,192
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-20	38.36	0.03	8.04	8.07	0.15	1.83	—	1.98	—	44.45	21.30	0.96	1.04	1.04	0.06	104,447	83
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02	0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
Class C
05-31-20	31.92	(0.23)	6.66	6.43	—	1.83	—	1.83	—	36.52	20.41	1.71	1.79	1.79	(0.68)	20,630	83
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
Class I
05-31-20	42.73	0.21•	9.00	9.21	0.28	1.83	—	2.11	—	49.83	21.80	0.59	0.66	0.66	0.44	671,609	83
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
Class P3
05-31-20	43.02	0.52•	9.08	9.60	0.31	1.83	—	2.14	—	50.48	22.58	0.55	0.00*	0.00*	1.10	16,021	83
06-01-18(4) - 05-31-19	43.43	0.59•	1.71	2.30	0.19	2.52	—	2.71	—	43.02	5.90	0.55	0.00*	0.00*	1.37	10,253	95
Class R
05-31-20	42.09	(0.09)•	8.85	8.76	—	1.83	—	1.83	—	49.02	21.02	1.21	1.29	1.29	(0.19)	861	83
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
Class R6
05-31-20	42.76	0.24•	9.01	9.25	0.31	1.83	—	2.14	—	49.87	21.88	0.55	0.58	0.58	0.52	272,040	83
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
06-02-15(4) - 05-31-16	36.12	0.18•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund (continued)
Class W
05-31-20	41.60	0.16•	8.74	8.90	0.25	1.83	—	2.08	—	48.42	21.64	0.71	0.79	0.79	0.35	73,288	83
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12	0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
Voya Large Cap Value Fund
Class A
05-31-20	11.04	0.17	(0.34)	(0.17)	0.21	0.92	—	1.13	—	9.74	(2.79)	1.19	1.10	1.10	1.55	331,769	154
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21	(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
Class C
05-31-20	11.02	0.08•	(0.32)	(0.24)	0.12	0.92	—	1.04	—	9.74	(3.44)	1.94	1.85	1.85	0.73	13,664	154
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13	(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
Class I
05-31-20	12.03	0.22	(0.39)	(0.17)	0.24	0.92	—	1.16	—	10.70	(2.48)	0.84	0.76	0.76	1.90	230,991	154
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26	(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
Class P3
05-31-20	12.11	0.32•	(0.40)	(0.08)	0.25	0.92	—	1.17	—	10.86	(1.76)	0.80	0.00*	0.00*	2.70	7,208	154
06-01-18(4) - 05-31-19	13.18	0.33	(0.16)	0.17	0.23	1.01	—	1.24	—	12.11	1.77	0.80	0.00*	0.00*	2.75	3,945	90
Class R
05-31-20	11.06	0.14•	(0.35)	(0.21)	0.17	0.92	—	1.09	—	9.76	(3.11)	1.44	1.33	1.33	1.27	736	154
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
Class R6
05-31-20	12.01	0.22•	(0.38)	(0.16)	0.25	0.92	—	1.17	—	10.68	(2.47)	0.80	0.74	0.74	1.82	14,936	154
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class W
05-31-20	12.01	0.22•	(0.39)	(0.17)	0.23	0.92	—	1.15	—	10.69	(2.50)	0.94	0.85	0.85	1.79	4,762	154
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
Voya MidCap Opportunities Fund
Class A
05-31-20	19.28	(0.07)	2.67	2.60	—	1.47	—	1.47	—	20.41	13.68	1.28	1.27	1.27	(0.34)	275,279	92
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
Class C
05-31-20	13.22	(0.14)•	1.80	1.66	—	1.47	—	1.47	—	13.41	12.81	2.03	2.02	2.02	(1.04)	27,377	92
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
Class I
05-31-20	22.84	(0.01)	3.17	3.16	—	1.47	—	1.47	—	24.53	14.01	0.98	0.97	0.97	(0.01)	431,603	92
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
Class P3
05-31-20	23.26	0.22•	3.24	3.46	—	1.47	—	1.47	—	25.25	15.08	0.87	0.00*	0.00*	0.92	1,560	92
06-01-18(4) - 05-31-19	26.81	0.22•	0.16	0.38	—	3.93	—	3.93	—	23.26	3.17	0.85	0.00*	0.00*	0.90	1,126	103
Class R
05-31-20	18.66	(0.11)•	2.57	2.46	—	1.47	—	1.47	—	19.65	13.38	1.53	1.52	1.52	(0.58)	2,743	92
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
Class R6
05-31-20	23.04	0.02	3.19	3.21	—	1.47	—	1.47	—	24.78	14.11	0.87	0.86	0.86	0.08	133,027	92
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02	(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class W
05-31-20	22.43	(0.02)	3.11	3.09	—	1.47	—	1.47	—	24.05	13.95	1.03	1.02	1.02	(0.08)	82,191	92
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)	(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-20	9.26	0.12	(0.55)	(0.43)	0.12	0.88	—	1.00	—	7.83	(6.73)	0.88	0.83	0.83	1.26	106,294	63
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
Class P
05-31-20	9.27	0.18	(0.54)	(0.36)	0.12	0.88	—	1.00	—	7.91	(5.97)	2.05	0.15	0.15	1.91	3	63
02-28-19(4) - 05-31-19	9.86	0.04•	(0.63)	(0.59)	—	—	—	—	—	9.27	(5.98)	1.99	0.15	0.15	1.77	3	36
Class P3
05-31-20	9.35	0.19•	(0.55)	(0.36)	0.12	0.88	—	1.00	—	7.99	(5.86)	0.88	0.00*	0.00*	2.07	3,492	63
06-01-18(4) - 05-31-19	12.08	0.20•	(1.23)	(1.03)	0.13	1.57	—	1.70	—	9.35	(7.65)	0.92	0.00*	0.00*	1.87	2,377	36
Voya SmallCap Opportunities Fund
Class A
05-31-20	45.06	(0.32)•	2.29	1.97	—	—	—	—	—	47.03	4.37	1.44	1.40	1.40	(0.69)	66,553	131
05-31-19	61.40	(0.25)	(7.39)	(7.64)	—	8.70	—	8.70	—	45.06	(11.51)	1.36	1.36	1.36	(0.45)	133,387	123
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
Class C
05-31-20	31.97	(0.48)•	1.62	1.14	—	—	—	—	—	33.11	3.57	2.19	2.15	2.15	(1.44)	8,062	131
05-31-19	46.96	(0.48)•	(5.81)	(6.29)	—	8.70	—	8.70	—	31.97	(12.24)	2.11	2.11	2.11	(1.19)	19,506	123
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
Class I
05-31-20	50.33	(0.19)•	2.56	2.37	—	—	—	—	—	52.70	4.71	1.13	1.07	1.07	(0.37)	113,287	131
05-31-19	67.14	(0.07)•	(8.04)	(8.11)	—	8.70	—	8.70	—	50.33	(11.20)	1.02	1.02	1.02	(0.11)	233,232	123
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)	(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class P3
05-31-20	51.33	0.37	2.61	2.98	—	—	—	—	—	54.31	5.81	2.20	0.00*	0.00*	0.68	3	131
06-04-18(4) - 05-31-19	68.64	0.53•	(9.14)	(8.61)	—	8.70	—	8.70	—	51.33	(11.62)	2.08	0.00*	0.00*	0.90	3	123
Class R
05-31-20	43.75	(0.43)•	2.22	1.79	—	—	—	—	—	45.54	4.09	1.69	1.65	1.65	(0.95)	1,027	131
05-31-19	60.06	(0.36)•	(7.25)	(7.61)	—	8.70	—	8.70	—	43.75	(11.73)	1.61	1.61	1.61	(0.70)	3,284	123
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
Class R6
05-31-20	50.81	(0.15)•	2.60	2.45	—	—	—	—	—	53.26	4.82	1.01	0.97	0.97	(0.27)	68,687	131
05-31-19	67.61	(0.02)	(8.08)	(8.10)	—	8.70	—	8.70	—	50.81	(11.10)	0.94	0.94	0.94	(0.03)	221,728	123
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
Class W
05-31-20	49.47	(0.24)•	2.54	2.30	—	—	—	—	—	51.77	4.65	1.19	1.15	1.15	(0.48)	8,537	131
05-31-19	66.21	(0.12)	(7.92)	(8.04)	—	8.70	—	8.70	—	49.47	(11.25)	1.11	1.11	1.11	(0.20)	68,643	123
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)•	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)	(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-20	11.31	0.23	(0.07)	0.16	0.28	0.14	—	0.42	—	11.05	1.29	1.26	0.80	0.80	2.07	766	61
05-31-19	11.51	0.25•	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
05-31-20	11.36	0.28•	(0.09)	0.19	0.31	0.14	—	0.45	—	11.10	1.57	0.51	0.51	0.51	2.33	101,037	61
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16
Class P3
05-31-20	11.40	0.33•	(0.07)	0.26	0.31	0.14	—	0.45	—	11.21	2.19	0.51	0.00*	0.00*	2.78	2,475	61
09-28-18(4) - 05-31-19	12.38	0.23•	(0.60)	(0.37)	0.20	0.41	—	0.61	—	11.40	(2.72)	0.52	0.00*	0.00*	2.94	8,480	62
Class R6
09-30-19(4) - 05-31-20	12.29	0.18•	(1.00)	(0.82)	0.23	0.14	—	0.37	—	11.10	(6.71)	0.51	0.51	0.51	2.25	92,638	61
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for: Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Large Cap Value and MidCap Opportunities were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a
Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
There were no open OTC derivatives for any Fund as of May 31, 2020.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
There were no open forward contracts for any Fund at May 31, 2020.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
There were no open futures contracts for any Fund at May 31, 2020.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value SmallCap Opportunities	Large Cap Value U.S. High Dividend Low Volatility
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$884,567,541	$957,937,749
Large Cap Value	1,098,319,493	1,178,818,864
MidCap Opportunities	982,828,871	1,349,696,018
Multi-Manager Mid Cap Value	73,758,282	71,391,465
SmallCap Opportunities	687,246,903	1,131,911,801
U.S. High Dividend Low Volatility	175,962,012	284,447,063
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Mid Cap Value. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
Fund	As a Percentage of Average Daily Net Assets
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value(1)(2)	Direct Investments 0.80% Passively Managed Assets 0.40%
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
U.S. High Dividend Low Volatility	0.45% on all assets

(1)
Prior to the close of business on November 15, 2019, the management fee was 0.80% on all assets.

(2)
Prior to the close of business on November 15, 2019, the Investment Adviser had contractually agreed to waive 0.02% of the management fee for Multi-Manager Mid Cap Value. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation was approved by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya IM*
Large Cap Value	Voya IM*
MidCap Opportunities	Voya IM*
Multi-Manager Mid Cap Value(1)	Hahn Capital Management, LLC, LSV Asset Management and Voya IM*
SmallCap Opportunities U.S High Dividend Low Volatility	Voya IM* Voya IM*

(1)
Effective at the close of business on November 15, 2019, Wellington Management Company LLP was removed as a sub-adviser and Voya IM was added as a sub-adviser to the Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares,

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class P, Class P3, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Large-Cap Growth	0.25%(1)	1.00%	0.50%
Large Cap Value	0.25%	1.00%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.50%
SmallCap Opportunities	0.25%	1.00%	0.50%
U.S. High Dividend Low Volatility	0.25%	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2020, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$34,892	$—
Large Cap Value	8,303	—
MidCap Opportunities	7,938	—
SmallCap Opportunities	3,060	—
U.S. High Dividend Low Volatility	413	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$60	$2,971
Large Cap Value	26	804
MidCap Opportunities	744	984
SmallCap Opportunities	338	1,267
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Mid Cap Value	5.14%
	U.S. High Dividend Low Volatility	13.78
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	8.75
	U.S. High Dividend Low Volatility	15.05
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	14.47
	U.S. High Dividend Low Volatility	7.72
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	12.28
Voya Solution 2055 Portfolio	Multi-Manager Mid Cap Value	5.09
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	19.11
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Effective January, 1, 2020, the Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2020, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Large-Cap Growth	$1,000
Large Cap Value	9,844
MidCap Opportunities	7,391
Multi-Manager Mid Cap Value	—
SmallCap Opportunities	948
U.S. High Dividend Low Volatility	—
NOTE 7 — LICENSING FEE
Effective on the close of business November 15, 2019, Multi-Manager Mid Cap Value pays an annual licensing fee to Frank Russell Company.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	N/A	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	N/A	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value(1)	N/A	N/A	0.78%	0.15%	0.00%	N/A	N/A	N/A
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	0.00%	1.75%	1.05%	1.25%
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	0.00%	N/A	0.52%	N/A

(1)
Prior to the close of business on November 15, 2019, the expense limit for Multi-Manager Mid Cap Value was 0.90% for Class I.

Pursuant to side letter agreements, through October 1, 2020 (except for MidCap Opportunities and SmallCap Opportunities, which are through October 1, 2021), the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	0.00%	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	0.00%	1.35%	0.74%	0.85%
MidCap Opportunities(1)(2)	1.28%	2.03%	0.95%	0.00%	1.53%	0.85%	1.03%
SmallCap Opportunities(1)(3)	1.36%	2.11%	1.01%	0.00%	1.61%	0.91%	1.11%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Prior to January 1, 2020, the side letter expense limits for MidCap Opportunities were 1.31%, 2.06%, 0.98%, 1.56%, 0.88%, and 1.06% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

(3)
Side letter expense limits were implemented on January 1, 2020.

With the exception of the non-recoupable Class P management fee waiver for Multi-Manager Mid Cap Value and unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2021	2022	2023	Total
Large-Cap Growth	$—	$42,964	$76,065	$119,029
Large Cap Value	517,730	545,123	472,886	1,535,739
Multi-Manager Mid Cap Value	—	31,780	64,909	96,689
U.S. High Dividend Low Volatility	73,066	26,891	47,256	147,213

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2020, are as follows:
	May 31,
	2021	2022	2023	Total
Large-Cap Growth
Class I	$172,502	$—	$—	$172,502
Large Cap Value
Class A	69,494	75,003	122,954	267,451
Class C	9,564	9,071	8,552	27,187
Class I	61,370	46,265	53,489	161,124
Class R	—	580	—	580
Class W	2,737	1,876	1,930	6,543
Multi-Manager Mid Cap Value
Class P	—	8	32	40
U.S. High Dividend Low Volatility
Class A	577	965	3,115	4,657
The expense limitation agreements are contractual through October 1, 2020 (except for Multi-Manager Mid Cap Value, which is through October 1, 2021) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The
Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	1	$4,540,000	1.09%
Large Cap Value	6	3,900,333	1.14
MidCap Opportunities(1)	21	12,843,952	2.51
Multi-Manager Mid Cap Value	4	2,469,250	2.56
SmallCap Opportunities	68	2,289,412	2.06
U.S. High Dividend Low Volatility	6	17,587,500	2.04

(1)
At May 31, 2020, MidCap Opportunities had an outstanding balance of  $2,488,000.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Large-Cap Growth
Class A
5/31/2020	609,860	—	85,694	(440,327)	—	255,227	25,863,761	—	3,627,410	(18,261,461)	—	11,229,710
5/31/2019	342,908	—	122,677	(369,390)	—	96,195	13,185,152	—	4,309,659	(14,591,678)	—	2,903,133
Class C
5/31/2020	109,654	—	43,606	(603,124)	—	(449,864)	3,711,973	—	1,521,410	(21,031,736)	—	(15,798,353)
5/31/2019	164,870	—	78,680	(196,256)	—	47,294	5,275,924	—	2,308,475	(6,313,696)	—	1,270,703
Class I
5/31/2020	2,883,963	—	580,166	(4,035,313)	—	(571,184)	132,993,758	—	27,476,672	(187,712,093)	—	(27,241,663)
5/31/2019	4,309,584	—	835,857	(3,058,978)	—	2,086,463	183,642,480	—	32,665,309	(132,552,341)	—	83,755,448
Class P3
5/31/2020	454,742	—	14,272	(390,000)	—	79,014	21,259,057	—	682,789	(18,167,665)	—	3,774,181
5/31/2019	373,434	—	10,709	(145,787)	—	238,356	16,005,244	—	419,991	(6,414,429)	—	10,010,806
Class R
5/31/2020	5,059	—	718	(13,932)	—	(8,155)	228,855	—	33,556	(636,882)	—	(374,471)
5/31/2019	5,993	—	1,273	(3,622)	—	3,644	249,026	—	49,136	(155,783)	—	142,379
Class R6
5/31/2020	1,506,457	—	288,422	(3,223,704)	—	(1,428,825)	70,376,966	—	13,665,434	(148,661,120)	—	(64,618,720)
5/31/2019	8,081,814	—	394,190	(2,597,268)	—	5,878,736	367,771,565	—	15,404,940	(114,199,650)	—	268,976,855
Class W
5/31/2020	1,345,627	—	11,409	(116,080)	—	1,240,956	61,479,473	—	525,374	(5,008,310)	—	56,996,537
5/31/2019	41,744	—	20,817	(202,014)	—	(139,453)	1,751,445	—	792,494	(8,476,800)	—	(5,932,861)
Large Cap Value
Class A
5/31/2020	2,485,073	—	3,000,242	(4,281,366)	38,875	1,242,824	28,221,719	—	33,831,056	(46,542,534)	471,166	15,981,407
5/31/2019	2,566,100	—	3,261,029	(5,031,758)	—	795,371	30,318,712	—	34,776,322	(58,505,688)	—	6,589,346
Class C
5/31/2020	109,701	—	237,198	(2,531,227)	—	(2,184,328)	1,253,917	—	2,707,653	(28,700,856)	—	(24,739,286)
5/31/2019	145,298	—	370,848	(1,349,554)	—	(833,408)	1,575,042	—	3,920,524	(15,423,843)	—	(9,928,277)
Class I
5/31/2020	6,422,568	—	1,634,740	(4,330,398)	—	3,726,910	73,680,497	—	20,087,171	(52,085,714)	—	41,681,954
5/31/2019	3,522,971	—	1,818,670	(6,012,451)	—	(670,810)	43,983,626	—	21,209,401	(75,997,480)	—	(10,804,453)
Class O(1)
5/31/2020	—	—	370	(154)	(38,716)	(38,500)	—	—	4,334	(1,833)	(471,166)	(468,665)
5/31/2019	18,678	—	3,767	(1,938,947)	—	(1,916,502)	231,551	—	40,117	(23,416,422)	—	(23,144,754)
Class P3
5/31/2020	1,112,724	—	39,714	(814,532)	—	337,906	12,704,943	—	493,028	(9,404,546)	—	3,793,425
5/31/2019	1,033,509	—	39,215	(746,944)	—	325,780	12,939,748	—	458,750	(9,379,658)	—	4,018,840
Class R
5/31/2020	19,033	—	9,036	(69,978)	—	(41,909)	209,221	—	102,857	(798,438)	—	(486,360)
5/31/2019	26,076	—	25,225	(247,525)	—	(196,224)	301,174	—	268,302	(2,872,303)	—	(2,302,827)
Class R6
5/31/2020	1,541,311	—	799,144	(9,792,807)	—	(7,452,352)	16,136,545	—	9,823,662	(102,193,248)	—	(76,233,041)
5/31/2019	3,692,641	—	1,220,865	(8,746,019)	—	(3,832,513)	45,750,178	—	14,239,135	(110,577,640)	—	(50,588,327)
Class W
5/31/2020	115,825	—	47,332	(238,962)	—	(75,805)	1,297,936	—	584,072	(2,706,089)	—	(824,081)
5/31/2019	89,584	—	77,754	(696,232)	—	(528,894)	1,165,111	—	905,798	(8,748,209)	—	(6,677,300)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
MidCap Opportunities
Class A
5/31/2020	1,911,565	—	797,897	(3,732,411)	100,426	(922,523)	38,361,503	—	15,854,219	(73,696,375)	2,109,950	(17,370,703)
5/31/2019	3,750,623	—	2,397,417	(3,319,448)	—	2,828,592	80,115,378	—	41,547,232	(68,222,353)	—	53,440,257
Class C
5/31/2020	152,822	—	346,843	(2,719,960)	—	(2,220,295)	2,047,361	—	4,543,640	(36,579,299)	—	(29,988,298)
5/31/2019	363,672	—	1,260,838	(2,193,467)	—	(568,957)	5,078,304	—	15,029,190	(31,527,528)	—	(11,420,034)
Class I
5/31/2020	5,346,997	—	1,202,660	(14,360,416)	—	(7,810,759)	126,508,873	—	28,683,446	(344,391,921)	—	(189,199,602)
5/31/2019	7,553,884	—	4,145,591	(13,503,969)	—	(1,804,494)	178,986,599	—	84,984,614	(315,614,377)	—	(51,643,164)
Class O(1)
5/31/2020	158	—	—	(1,431)	(101,003)	(102,276)	3,286	—	—	(28,724)	(2,109,950)	(2,135,388)
5/31/2019	22,382	—	19,271	(2,307,185)	—	(2,265,532)	526,399	—	332,236	(52,057,820)	—	(51,199,185)
Class P3
5/31/2020	31,766	—	3,368	(21,762)	—	13,372	758,586	—	82,338	(524,695)	—	316,229
5/31/2019	72,273	—	7,084	(30,931)	—	48,426	1,803,841	—	147,201	(711,471)	—	1,239,571
Class R
5/31/2020	20,368	—	10,210	(52,884)	—	(22,306)	398,695	—	195,635	(1,007,192)	—	(412,862)
5/31/2019	30,720	—	29,868	(66,305)	—	(5,717)	582,990	—	501,778	(1,210,316)	—	(125,548)
Class R6
5/31/2020	1,780,711	—	287,956	(3,373,345)	—	(1,304,678)	41,168,903	—	6,936,851	(80,421,549)	—	(32,315,795)
5/31/2019	3,033,782	—	804,485	(2,228,670)	—	1,609,597	72,831,100	—	16,628,705	(54,305,833)	—	35,153,972
Class W
5/31/2020	1,819,824	—	215,154	(3,462,767)	—	(1,427,789)	35,660,741	—	5,034,602	(81,599,772)	—	(40,904,429)
5/31/2019	1,027,785	—	839,297	(2,287,428)	—	(420,346)	23,983,701	—	16,903,438	(56,526,949)	—	(15,639,810)
Multi-Manager Mid Cap Value
Class I
5/31/2020	3,201,389	—	1,180,078	(3,068,637)	—	1,312,830	25,232,071	—	11,493,957	(28,373,462)	—	8,352,566
5/31/2019	3,090,769	—	2,792,966	(8,687,797)	—	(2,804,062)	30,634,339	—	24,438,450	(87,350,519)	—	(32,277,730)
Class P
5/31/2020	—	—	31	—	—	31	—	—	304	—	—	304
2/28/2019(2) - 5/31/2019	304	—	—	—	—	304	3,000	—	—	—	—	3,000
Class P3
5/31/2020	251,711	—	30,683	(99,887)	—	182,507	2,222,529	—	302,839	(951,245)	—	1,574,123
5/31/2019	487,220	—	33,799	(266,719)	—	254,300	5,177,090	—	297,432	(2,694,655)	—	2,779,867
SmallCap Opportunities
Class A
5/31/2020	360,433	—	—	(1,905,155)	—	(1,544,722)	17,558,421	—	—	(87,558,966)	—	(70,000,545)
5/31/2019	477,646	—	503,410	(1,205,950)	—	(224,894)	24,197,484	—	21,279,116	(61,320,198)	—	(15,843,598)
Class C
5/31/2020	32,175	—	—	(398,791)	—	(366,616)	1,077,264	—	—	(13,710,392)	—	(12,633,128)
5/31/2019	47,945	—	165,145	(373,827)	—	(160,737)	1,725,147	—	4,969,195	(14,450,216)	—	(7,755,874)
Class I
5/31/2020	660,373	—	—	(3,144,453)	—	(2,484,080)	34,628,533	—	—	(168,731,814)	—	(134,103,281)
5/31/2019	3,207,893	—	2,227,456	(13,397,928)	—	(7,962,579)	192,644,768	—	105,002,254	(735,656,993)	—	(438,009,971)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
SmallCap Opportunities (continued)
Class P3
5/31/2020	—	—	—	—	—	—	—	—	—	—	—	—
6/4/2018(2) - 5/31/2019	44	—	8	—	—	52	2,999	—	382	—	—	3,381
Class R
5/31/2020	8,439	—	—	(60,965)	—	(52,526)	379,592	—	—	(2,752,147)	—	(2,372,555)
5/31/2019	33,459	—	9,071	(33,940)	—	8,590	1,605,338	—	372,635	(1,710,422)	—	267,551
Class R6
5/31/2020	441,757	—	—	(3,516,302)	—	(3,074,545)	22,784,620	—	—	(181,852,765)	—	(159,068,145)
5/31/2019	1,561,160	—	659,451	(2,630,122)	—	(409,511)	94,346,626	—	31,363,480	(161,848,818)	—	(36,138,712)
Class W
5/31/2020	935,579	—	—	(2,158,299)	—	(1,222,720)	37,806,098	—	—	(108,521,901)	—	(70,715,803)
5/31/2019	397,681	—	225,405	(637,252)	—	(14,166)	20,938,558	—	10,445,293	(37,197,637)	—	(5,813,786)
U.S. High Dividend Low Volatility
Class A
5/31/2020	124,303	—	1,958	(81,824)	—	44,437	1,478,169	—	22,093	(966,707)	—	533,555
5/31/2019	19,970	—	995	(7,450)	—	13,515	230,055	—	10,833	(83,351)	—	157,537
Class I
5/31/2020	3,955,207	—	411,756	(21,602,524)	—	(17,235,561)	46,579,347	—	4,781,496	(264,473,008)	—	(213,112,165)
5/31/2019	16,272,710	—	717,989	(4,080,708)	—	12,909,991	187,770,903	—	7,922,435	(47,987,670)	—	147,705,668
Class P3
5/31/2020	1,117,420	—	32,852	(1,673,507)	—	(523,235)	13,375,734	—	382,476	(19,358,955)	—	(5,600,745)
9/28/2018(2) - 5/31/2019	1,154,088	—	30,946	(440,939)	—	744,095	13,519,951	—	340,102	(5,141,557)	—	8,718,496
Class R6
9/30/2019(2) - 5/31/2020	20,386,208	—	536,684	(12,576,926)	—	8,345,966	248,152,382	—	6,174,700	(140,563,448)	—	113,763,634

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2020:
Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$3,842,412	$(3,842,412)	$—
Total	$3,842,412	$(3,842,412)	$—

(1)
Cash collateral with a fair value of  $3,923,457 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$9,102,038	$(9,102,038)	$—
BofA Securities Inc.	580,678	(580,678)	—
Citadel Securities LLC	273,005	(273,005)	—
Citigroup Global Markets Inc.	2,934,781	(2,934,781)	—
Jefferies LLC	611,240	(611,240)	—
Morgan Stanley & Co. LLC	8,583,625	(8,583,625)	—
National Financial Services LLC	1,652,802	(1,652,802)	—
State Street Bank and Trust Company	115,303	(115,303)	—
UBS Securities LLC	256,955	(256,955)	—
Wells Fargo Securities LLC	1,382,207	(1,382,207)	—
Total	$25,492,634	$(25,492,634)	$—

(1)
Cash collateral with a fair value of  $26,066,081 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$156,576	$(156,576)	$—
Barclays Capital Inc.	849	(849)	—
BNP Paribas Prime Brokerage Intl Ltd	79,980	(79,980)	—
Citigroup Global Markets Inc.	85,435	(85,435)	—
Credit Suisse Securities (USA) LLC	628	(628)	—
J.P. Morgan Securities LLC	80,726	(80,726)	—
Mizuho Securities USA LLC.	86,844	(86,844)	—
Morgan Stanley & Co. LLC	71,918	(71,918)	—
National Bank of Canada Financial Inc.	71,764	(71,764)	—
National Financial Services LLC	170,944	(170,944)	—
Raymond James & Associates, Inc.	38,049	(38,049)	—
State Street Bank and Trust Company	540	(540)	—
Wells Fargo Securities LLC	267,942	(267,942)	—
Total	$1,112,195	$(1,112,195)	$—

(1)
Cash collateral with a fair value of  $1,148,936 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$306,984	$(306,984)	$—
BNP Paribas Prime Brokerage Intl Ltd	776,257	(776,257)	—
BofA Securities Inc.	175,633	(175,633)	—
Citigroup Global Markets Inc.	24,288	(24,288)	—
Deutsche Bank Securities Inc.	9,629	(9,629)	—
Goldman Sachs & Co. LLC	552,552	(552,552)	—
J.P. Morgan Securities LLC	1,402,160	(1,402,160)	—
Jefferies LLC	79,701	(79,701)	—
Morgan Stanley & Co. LLC	238,533	(238,533)	—
National Bank of Canada Financial Inc.	2,059,785	(2,059,785)	—
National Financial Services LLC	277,461	(277,461)	—
Scotia Capital (USA) Inc.	307,011	(307,011)	—
UBS Securities LLC	97,988	(97,988)	—
Wells Fargo Securities LLC	310,119	(310,119)	—
Total	$6,618,101	$(6,618,101)	$—

(1)
Cash collateral with a fair value of  $6,769,232 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

U.S. High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$84,758	$(84,758)	$—
National Financial Services LLC	526,366	(526,366)	—
Total	$611,124	$(611,124)	$—

(1)
Cash collateral with a fair value of  $627,755 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs), capital loss carryforwards and wash sale deferrals.
The following permanent tax differences have been reclassified as of May 31, 2020:
	Paid-in Capital	Distributable Earnings
SmallCap Opportunities	$(2,797,770)	$2,797,770
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2020		Year Ended May 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$6,146,270	$42,359,914	$16,648,203(1)	$41,243,947
Large Cap Value	14,899,988	55,676,230	13,097,898	66,126,338
MidCap Opportunities	20,740,769	51,412,145	42,662,790	163,164,890
Multi-Manager Mid Cap Value	1,670,196	10,126,904	2,640,667	22,095,215
SmallCap Opportunities	—	—	94,293,577	88,633,748
U.S. High Dividend Low Volatility	8,394,648	2,966,615	5,556,387	2,717,198

(1)
Includes $529,563 of equalization.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
						Amount	Character	Expiration
Large-Cap Growth	$1,866,989	$30,914,554	$—	$—	$308,793,291	$—	—	—
Large Cap Value	1,674,663	47,535,242	—	(43,895,554)	(537,195)	—	—	—
MidCap Opportunities	6,389,267	54,809,258	—	—	140,155,154	—	—	—
Multi-Manager Mid Cap Value	2,206,482	4,275,206	—	—	(15,803,326)	—	—	—
SmallCap Opportunities	—	—	(792,241)	—	(44,916)	$(36,180,502)	Short-term	None
						(14,270,003)	Long-term	None
						$(50,450,505)
U.S. High Dividend Low Volatility	164,746	—	—	(9,064,693)	3,724,029	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LITIGATION
On September 24, 2012, certain Voya mutual funds, including Large Cap Value (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff  (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).
On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order did not provide any specific timing for, or guidance on, next steps.
Following the Second Circuit’s recall of its prior mandate in light of the Supreme Court’s decision in Merit Management, on December 19, 2019, the Second Circuit issued an amended opinion which vacated its prior March 24, 2016 opinion. This amended opinion once again affirmed the dismissal of the case — affirming the Circuit’s prior ruling regarding preemption, and holding that Tribune qualified as a “financial institution.” A new mandate was also issued. The plaintiffs once again moved for rehearing en banc in connection with this ruling on January 2, 2020, but this request was denied by the Second Circuit on

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 13 — LITIGATION (continued)

February 6, 2020. On July 6, 2020, the plaintiffs filed a petition for writ of certiorari appealing the Second Circuit's decision up to the Supreme Court.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.
On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers.
This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.
On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.
In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee filed his opening brief in early January 2020. The defendants’ brief was filed on April 27, 2020 and the Trustee filed a reply brief on May 18, 2020. Oral argument has now been scheduled for August 24, 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch, which has been fully briefed to the Second Circuit and is awaiting oral argument.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340), plus any pre-judgement interest granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 15 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Funds’ ability to honor redemption requests timely and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 16 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Funds do not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 18 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2020, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0467	July 2, 2020	June 30, 2020
Class C	$0.0279	July 2, 2020	June 30, 2020
Class I	$0.0547	July 2, 2020	June 30, 2020
Class P3	$0.0550	July 2, 2020	June 30, 2020
Class R	$0.0414	July 2, 2020	June 30, 2020
Class R6	$0.0550	July 2, 2020	June 30, 2020
Class W	$0.0522	July 2, 2020	June 30, 2020
U.S. High Dividend Low Volatility
Class A	$0.0212	July 2, 2020	June 30, 2020
Class I	$0.0295	July 2, 2020	June 30, 2020
Class P3	$0.0295	July 2, 2020	June 30, 2020
Class R6	$0.0298	July 2, 2020	June 30, 2020
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Communication Services: 12.0%
29,645 (1)	Alphabet, Inc. – Class A	$42,496,701	3.7
459,496 (1)	Altice USA, Inc.	11,818,237	1.0
295,386	Comcast Corp. – Class A	11,697,286	1.0
257,290 (1)	Facebook, Inc. – Class A	57,913,406	5.0
816,127 (1)	Snap, Inc.	15,457,445	1.3
		139,383,075	12.0
	Consumer Discretionary: 14.5%
36,300 (1)	Amazon.com, Inc.	88,658,031	7.7
95,677 (1)	Burlington Stores, Inc.	20,060,597	1.7
81,347	Darden Restaurants, Inc.	6,252,330	0.6
149,589	Hilton Worldwide Holdings, Inc.	11,863,904	1.0
58,309 (1)	O’Reilly Automotive, Inc.	24,328,847	2.1
168,900	Ross Stores, Inc.	16,376,544	1.4
		167,540,253	14.5
	Consumer Staples: 4.6%
106,565	Church & Dwight Co., Inc.	7,999,835	0.7
104,304	Constellation Brands, Inc.	18,013,301	1.5
205,720	Mondelez International, Inc.	10,722,126	0.9
233,806	Philip Morris International, Inc.	17,152,008	1.5
		53,887,270	4.6
	Financials: 3.0%
57,004	Aon PLC	11,226,938	1.0
73,325	Progressive Corp.	5,695,886	0.5
55,472	S&P Global, Inc.	18,029,509	1.5
		34,952,333	3.0
	Health Care: 14.3%
336,637	AbbVie, Inc.	31,196,151	2.7
172,375	Baxter International, Inc.	15,515,474	1.4
467,531 (1)	Boston Scientific Corp.	17,761,503	1.5
129,820	Eli Lilly & Co.	19,855,969	1.7
67,143	Humana, Inc.	27,572,273	2.4
377,528	Merck & Co., Inc.	30,474,060	2.6
80,783 (1)	Vertex Pharmaceuticals, Inc.	23,262,272	2.0
		165,637,702	14.3
	Industrials: 7.5%
142,622	Ametek, Inc.	13,079,864	1.1
453,578	CSX Corp.	32,467,113	2.8
47,358	Roper Technologies, Inc.	18,649,580	1.6
181,117	Trane Technologies PLC	16,338,565	1.4
48,896 (1)	United Rentals, Inc.	6,791,165	0.6
		87,326,287	7.5
	Information Technology: 37.6%
380,672 (1)	Advanced Micro Devices, Inc.	20,480,154	1.8
221,746	Apple, Inc.	70,501,923	6.1
104,375 (1)	Autodesk, Inc.	21,958,412	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
168,640 (1)	Cadence Design Systems, Inc.	$15,395,146	1.3
103,301	CDW Corp.	11,457,114	1.0
92,915 (1)	Fiserv, Inc.	9,920,535	0.9
53,335 (1)	Five9, Inc.	5,557,507	0.5
125,755	Global Payments, Inc.	22,571,765	1.9
122,773	Intuit, Inc.	35,643,457	3.1
95,032	Lam Research Corp.	26,007,407	2.2
629,892	Microsoft Corp.	115,427,709	10.0
113,554	Motorola Solutions, Inc.	15,367,263	1.3
90,661	NXP Semiconductor NV – NXPI – US	8,712,522	0.7
289,818	Visa, Inc. – Class A	56,584,066	4.9
		435,584,980	37.6
	Materials: 1.3%
30,034	Avery Dennison Corp.	3,323,863	0.3
116,239 (1)	Berry Global Group, Inc.	5,220,294	0.5
93,666 (1)	Crown Holdings, Inc.	6,128,566	0.5
		14,672,723	1.3
	Real Estate: 2.6%
115,201	American Tower Corp.	29,741,442	2.6
	Total Common Stock (Cost $812,306,086)	1,128,726,065	97.4
EXCHANGE-TRADED FUNDS: 1.3%
86,081	iShares Russell 1000 Growth ETF	15,866,450	1.3
	Total Exchange-Traded Funds (Cost $12,073,772)	15,866,450	1.3
	Total Long – Term Investments (Cost $824,379,858)	$1,144,592,515	98.7
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
12,316,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150% (Cost $12,316,000)	12,316,000	1.1
	Total Short-Term Investments (Cost $12,316,000)	12,316,000	1.1
	Total Investments in Securities (Cost $836,695,858)	$1,156,908,515	99.8
	Assets in Excess of Other Liabilities	1,987,519	0.2
	Net Assets	$1,158,896,034	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$1,128,726,065	$—	$—	$1,128,726,065
Exchange-Traded Funds	15,866,450	—	—	15,866,450
Short-Term Investments	12,316,000	—	—	12,316,000
Total Investments, at fair value	$1,156,908,515	$—	$—	$1,156,908,515

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $848,115,224.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$325,489,271
Gross Unrealized Depreciation	(16,695,980)
Net Unrealized Appreciation	$308,793,291
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Communication Services: 8.7%
110,372	Activision Blizzard, Inc.	$7,944,577	1.3
490,294	AT&T, Inc.	15,130,473	2.5
369,193	Interpublic Group of Cos., Inc.	6,316,892	1.0
334,229	ViacomCBS, Inc. – Class B	6,931,909	1.2
139,482	Walt Disney Co.	16,361,239	2.7
		52,685,090	8.7
	Consumer Discretionary: 5.9%
77,644	Darden Restaurants, Inc.	5,967,718	1.0
153,751	Las Vegas Sands Corp.	7,370,823	1.2
138,751	TJX Cos., Inc.	7,320,502	1.2
241,169	Other Securities	14,866,618	2.5
		35,525,661	5.9
	Consumer Staples: 9.6%
42,664	Constellation Brands, Inc.	7,368,073	1.2
132,578	Kellogg Co.	8,658,669	1.4
220,287	Philip Morris International, Inc.	16,160,254	2.7
163,533	Procter & Gamble Co.	18,956,745	3.2
120,422	Sysco Corp.	6,642,478	1.1
		57,786,219	9.6
	Energy: 6.3%
139,554	Chevron Corp.	12,797,102	2.1
156,243	ConocoPhillips	6,590,330	1.1
119,402	EOG Resources, Inc.	6,085,920	1.0
340,131 (1)	Other Securities	12,717,910	2.1
		38,191,262	6.3
	Financials: 20.4%
347,423	American International Group, Inc.	10,443,535	1.7
142,683	Apollo Global Management, Inc.	6,791,711	1.1
693,563	Bank of America Corp.	16,728,740	2.8
279,966	Citigroup, Inc.	13,413,171	2.2
140,640	First American Financial Corp.	7,100,914	1.2
61,578	Goldman Sachs Group, Inc.	12,099,461	2.0
255,350	Hartford Financial Services Group, Inc.	9,777,352	1.6
115,241	Intercontinental Exchange, Inc.	11,207,187	1.9
61,634	Marsh & McLennan Cos., Inc.	6,528,273	1.1
313,999	Truist Financial Corp.	11,548,883	1.9
292,157	US Bancorp	10,389,103	1.7
318,501	Other Securities	7,293,650	1.2
		123,321,980	20.4
	Health Care: 15.4%
36,896	Becton Dickinson & Co.	9,110,729	1.5
178,113	Bristol-Myers Squibb Co.	10,636,908	1.8
54,835	Cigna Corp.	10,820,042	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
148,442	Johnson & Johnson	$22,080,748	3.6
165,560	Medtronic PLC	16,320,905	2.7
86,897	Novartis AG ADR	7,597,405	1.3
18,907	Thermo Fisher Scientific, Inc.	6,602,135	1.1
112,016 (2)	Other Securities	9,751,293	1.6
		92,920,165	15.4
	Industrials: 11.0%
48,651	Cummins, Inc.	8,251,210	1.4
46,077	L3Harris Technologies, Inc.	9,190,058	1.5
46,128	Norfolk Southern Corp.	8,224,161	1.4
41,583	Old Dominion Freight Line	7,114,435	1.2
54,427	Parker Hannifin Corp.	9,795,227	1.6
108,349	Raytheon Technologies Corp.	6,990,677	1.1
193,022	Timken Co.	8,211,156	1.4
63,256 (3)	United Rentals, Inc.	8,785,626	1.4
		66,562,550	11.0
	Information Technology: 6.5%
21,220	Broadcom, Inc.	6,180,749	1.0
473,446	HP, Inc.	7,167,972	1.2
46,939	Motorola Solutions, Inc.	6,352,255	1.0
217,606 (2)	Other Securities	19,834,722	3.3
		39,535,698	6.5
	Materials: 4.5%
42,775	Air Products & Chemicals, Inc.	10,336,579	1.7
199,168	CF Industries Holdings, Inc.	5,849,564	1.0
106,136	Eastman Chemical Co.	7,225,739	1.2
40,551	Other Securities	3,645,940	0.6
		27,057,822	4.5
	Real Estate: 5.1%
214,067	MGM Growth Properties LLC	5,936,078	1.0
95,241	ProLogis, Inc.	8,714,552	1.4
1,182,912	VEREIT, Inc.	6,482,358	1.1
248,173	Other Securities	9,700,712	1.6
		30,833,700	5.1
	Utilities: 6.3%
71,134	Entergy Corp.	7,242,864	1.2
116,392	Evergy, Inc.	7,180,223	1.2
237,014	Exelon Corp.	9,080,006	1.5
35,357	NextEra Energy, Inc.	9,035,835	1.5
48,321	Other Securities	5,197,890	0.9
		37,736,818	6.3
	Total Common Stock
	(Cost $574,264,060)	602,156,965	99.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreements: 0.7%
1,000,000 (4)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	$1,000,000	0.2
1,000,000 (4)	HSBC Securities USA, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 2.340%-5.000%, Market Value plus accrued interest $1,020,000, due 07/16/26-04/20/50)	1,000,000	0.2
923,457 (4)	Nomura Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $923,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $941,926, due 12/01/26-02/20/70)	923,457	0.1
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,020,000, due 05/31/20-05/20/50)	1,000,000	0.2
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements
(Cost $3,923,457)	$3,923,457	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
842,000 (5)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.150%
	(Cost $842,000)	842,000	0.1
	Total Short-Term Investments
	(Cost $4,765,457)	4,765,457	0.8
	Total Investments in Securities
	(Cost $579,029,517)	$606,922,422	100.5
	Liabilities in Excess of Other Assets	(2,855,812)	(0.5)
	Net Assets	$604,066,610	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$602,156,965	$—	$—	$602,156,965
Short-Term Investments	842,000	3,923,457	—	4,765,457
Total Investments, at fair value	$602,998,965	$3,923,457	$—	$606,922,422

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $607,463,869.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$53,664,636
Gross Unrealized Depreciation	(54,201,831)
Net Unrealized Depreciation	$(537,195)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Communication Services: 3.8%
387,378 (1)	Altice USA, Inc.	$9,963,362	1.1
620,054 (1)(2)	Snap, Inc.	11,743,823	1.2
99,895 (1)	Take-Two Interactive Software, Inc.	13,602,702	1.4
11,664	Other Securities	971,728	0.1
		36,281,615	3.8
	Consumer Discretionary: 13.8%
94,334 (1)	Burlington Stores, Inc.	19,779,010	2.1
33,020	Domino’s Pizza, Inc.	12,740,437	1.3
139,064	Hilton Worldwide Holdings, Inc.	11,029,166	1.2
59,773 (1)	Lululemon Athletica, Inc.	17,937,578	1.9
67,414 (1)	O’Reilly Automotive, Inc.	28,127,817	2.9
104,803	Ross Stores, Inc.	10,161,699	1.1
244,338	Service Corp. International	9,634,247	1.0
336,795 (3)(4)	Other Securities	21,745,348	2.3
		131,155,302	13.8
	Consumer Staples: 3.5%
129,548	Church & Dwight Co., Inc.	9,725,168	1.0
70,343	Constellation Brands, Inc.	12,148,236	1.3
81,370	Hershey Co.	11,040,282	1.2
		32,913,686	3.5
	Financials: 3.7%
184,998	LPL Financial Holdings, Inc.	13,207,007	1.4
53,255	MSCI, Inc. – Class A	17,512,907	1.8
61,723	Other Securities	4,794,643	0.5
		35,514,557	3.7
	Health Care: 18.3%
52,968 (1)	Amedisys, Inc.	10,172,504	1.1
195,593 (1)	BioMarin Pharmaceutical, Inc.	20,840,434	2.2
269,139 (1)	Centene Corp.	17,830,459	1.9
93,564 (1)	Charles River Laboratories International, Inc.	16,809,708	1.8
25,049	Chemed Corp.	11,986,197	1.2
37,075 (1)	DexCom, Inc.	14,025,843	1.5
112,546 (1)(2)	Exact Sciences Corp.	9,665,451	1.0
170,302 (1)(2)	HealthEquity, Inc.	10,553,615	1.1
205,969 (1)	Horizon Therapeutics Plc	10,448,807	1.1
155,570 (1)	Incyte Corp., Ltd.	15,854,139	1.6
74,107 (1)(2)	Nevro Corp.	9,307,839	1.0
68,917 (1)	Veeva Systems, Inc.	15,083,864	1.6
140,573 (4)	Other Securities	12,089,282	1.2
		174,668,142	18.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.2%
215,858	Ametek, Inc.	$19,796,337	2.1
25,016 (1)	CoStar Group, Inc.	16,430,509	1.7
115,923	Hubbell, Inc.	14,191,294	1.5
67,948	L3Harris Technologies, Inc.	13,552,229	1.4
519,378	Quanta Services, Inc.	19,180,629	2.0
38,708	Roper Technologies, Inc.	15,243,210	1.6
192,395	Trane Technologies PLC	17,355,953	1.8
101,756	Waste Connections, Inc.	9,569,134	1.0
101,817 (4)	Other Securities	20,087,829	2.1
		145,407,124	15.2
	Information Technology: 35.6%
477,964 (1)	Advanced Micro Devices, Inc.	25,714,463	2.7
96,390 (1)	Aspen Technology, Inc.	10,182,640	1.1
59,941 (1)	Autodesk, Inc.	12,610,388	1.3
122,685 (1)	Avalara, Inc.	13,134,656	1.4
188,025	Booz Allen Hamilton Holding Corp.	14,996,874	1.6
230,125 (1)	Cadence Design Systems, Inc.	21,008,111	2.2
138,201	CDW Corp.	15,327,873	1.6
133,685 (1)	DocuSign, Inc.	18,681,142	1.9
185,685 (2)	Entegris, Inc.	11,118,818	1.2
75,602 (1)	Everbridge, Inc.	11,057,548	1.1
48,621 (1)	Fair Isaac Corp.	19,577,246	2.0
152,002 (1)	Fiserv, Inc.	16,229,253	1.7
168,211 (1)	Five9, Inc.	17,527,586	1.8
137,577	Global Payments, Inc.	24,693,696	2.6
73,137	Lam Research Corp.	20,015,403	2.1
73,276	Motorola Solutions, Inc.	9,916,441	1.0
58,592 (1)	RingCentral, Inc.	16,068,856	1.7
78,878 (1)	Zebra Technologies Corp.	20,612,399	2.2
168,954 (1)(2)	Zendesk, Inc.	14,487,805	1.5
381,035 (4)	Other Securities	27,027,148	2.9
		339,988,346	35.6
	Materials: 2.5%
373,277 (4)	Other Securities	23,760,589	2.5

	Real Estate: 2.8%
196,857	Equity Lifestyle Properties, Inc.	12,264,191	1.3
44,395	SBA Communications Corp.	13,945,801	1.5
		26,209,992	2.8
	Total Common Stock (Cost $797,323,289)	$945,899,353	99.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Commercial Paper: 0.0%
250,000 (5)	Exxon Mobil Corp., 1.600%, 06/03/2020
	(Cost $249,997)	$249,997	0.0
	Floating Rate Notes: 0.3%
475,000 (5)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	475,016	0.0
950,000 (5)	Lloyds Bank PLC, 0.310%, 07/31/2020	950,182	0.1
625,000 (5)	Sumitomo Mitsui Banking Corp., 0.520%, 06/05/2020	625,042	0.1
950,000 (5)	Sumitomo Mitsui Trust Bank Ltd., 0.380%, 06/05/2020	950,045	0.1
	Total Floating Rate Notes (Cost $3,000,285)	3,000,285	0.3

	Repurchase Agreements: 2.2%
2,218,518 (5)	Bank of Montreal, Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $2,218,531, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,262,895, due 01/01/29-12/01/48)	2,218,518	0.2
1,467,397 (5)	BNP Paribas S.A., Repurchase Agreement dated 05/29/20, 0.30%, due 06/01/20 (Repurchase Amount $1,467,433, collateralized by various U.S. Government Securities, 1.499%-7.375%, Market Value plus accrued interest $1,540,767, due 03/09/21-03/15/40)	1,467,397	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,757,498 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $5,757,526, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,872,651, due 06/09/20-02/20/70)	$5,757,498	0.6
1,788,275 (5)	Citadel Securities LLC, Repurchase Agreement dated 05/29/20, 0.13%, due 06/01/20 (Repurchase Amount $1,788,294, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,824,060, due 05/31/20-09/09/49)	1,788,275	0.2
6,067,355 (5)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $6,067,390, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $6,188,702, due 11/01/23-04/20/70)	6,067,355	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,494,756 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 05/29/20, 0.25%, due 06/01/20 (Repurchase Amount $3,494,828, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,571,765, due 01/15/22-09/09/49)	$3,494,756	0.4
	Total Repurchase Agreements (Cost $20,793,799)	20,793,799	2.2

	Mutual Funds(5): 0.2%
674,000 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.110%	674,000	0.0
674,000 (5)(6)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.150%	674,000	0.1
674,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.090%	674,000	0.1
	Total Mutual Funds (Cost $2,022,000)	$2,022,000	0.2

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(5) (continued)
Total Short-Term Investments (Cost $26,066,081)	$26,066,081	2.7
Total Investments in Securities (Cost $823,389,370)	$971,965,434	101.9
Liabilities in Excess of Other Assets	(18,185,640)	(1.9)
Net Assets	$953,779,794	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$945,899,353	$—	$—	$945,899,353
Short-Term Investments	2,022,000	24,044,081	—	26,066,081
Total Investments, at fair value	$947,921,353	$24,044,081	$—	$971,965,434

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2020 (continued)

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $831,810,280.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$157,172,467
Gross Unrealized Depreciation	(17,017,313)
Net Unrealized Appreciation	$140,155,154

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Communication Services: 1.3%
94,357 (1)(2)	Other Securities	$1,477,909	1.3

	Consumer Discretionary: 12.7%
8,293	Best Buy Co., Inc.	647,600	0.6
13,972	Carter’s, Inc.	1,200,335	1.1
6,447 (3)	Mohawk Industries, Inc.	600,860	0.5
19,935	Pulte Group, Inc.	677,192	0.6
16,369	PVH Corp.	744,298	0.7
18,885	Ross Stores, Inc.	1,831,090	1.7
5,016	Whirlpool Corp.	611,049	0.5
335,138 (1)(2)	Other Securities	7,656,630	7.0
		13,969,054	12.7
	Consumer Staples: 3.0%
5,071	JM Smucker Co.	577,739	0.5
21,200	Kroger Co.	691,544	0.7
47,291 (2)	Other Securities	2,007,071	1.8
		3,276,354	3.0
	Energy: 1.5%
6,745	Pioneer Natural Resources Co.	617,842	0.6
71,052 (1)(2)	Other Securities	1,027,849	0.9
		1,645,691	1.5
	Financials: 15.9%
6,200	Allstate Corp.	606,422	0.6
5,467	Ameriprise Financial, Inc.	765,763	0.7
28,542	Bank of NT Butterfield & Son Ltd.	697,281	0.6
35,157	East West Bancorp, Inc.	1,228,737	1.1
26,135	Fidelity National Financial, Inc.	833,706	0.8
12,364	First Republic Bank	1,337,414	1.2
23,350	SEI Investments Co.	1,266,037	1.2
69,575	SLM Corp.	527,379	0.5
9,173	State Street Corp.	559,186	0.5
1,006 (4)	Voya Financial, Inc.	45,320	0.0
507,570 (1)(2)	Other Securities	9,605,722	8.7
		17,472,967	15.9
	Health Care: 10.7%
21,097	Agilent Technologies, Inc.	1,859,489	1.7
5,500 (3)	Alexion Pharmaceuticals, Inc.	659,450	0.6
7,435	Becton Dickinson & Co.	1,835,924	1.7
11,042	Cardinal Health, Inc.	603,887	0.6
7,380 (3)	DaVita, Inc.	597,485	0.5
4,802 (3)	Jazz Pharmaceuticals PLC	572,975	0.5
12,406 (3)	Laboratory Corp. of America Holdings	2,175,020	2.0
4,025	McKesson Corp.	638,647	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
47,898 (1)(2)	Other Securities	$2,749,969	2.5
		11,692,846	10.7
	Industrials: 17.7%
43,100	Air Lease Corp.	1,297,741	1.2
5,379	Cummins, Inc.	912,279	0.8
14,384	EMCOR Group, Inc.	914,103	0.8
25,704	Hexcel Corp.	930,228	0.9
18,914	Jacobs Engineering Group, Inc.	1,589,154	1.5
2,809	Roper Technologies, Inc.	1,106,184	1.0
9,330	Westinghouse Air Brake Technologies Corp.	569,783	0.5
309,002 (1)(2)	Other Securities	12,076,056	11.0
		19,395,528	17.7
	Information Technology: 13.2%
7,033 (3)	Black Knight, Inc.	541,400	0.5
13,921 (3)	Euronet Worldwide, Inc.	1,318,736	1.2
47,931	Genpact Ltd.	1,723,119	1.6
20,439 (3)	Keysight Technologies, Inc.	2,210,069	2.0
1,945	Lam Research Corp.	532,288	0.5
4,705	Skyworks Solutions, Inc.	557,731	0.5
29,023	Western Union Co.	581,041	0.5
186,801 (2)	Other Securities	7,048,708	6.4
		14,513,092	13.2
	Materials: 5.5%
10,907	Albemarle Corp.	834,603	0.8
6,221	Celanese Corp. – Series A	559,330	0.5
168,820 (1)(2)	Other Securities	4,592,960	4.2
		5,986,893	5.5
	Real Estate: 11.2%
9,209	Alexandria Real Estate Equities, Inc.	1,415,608	1.3
39,244 (3)	CBRE Group, Inc.	1,725,951	1.6
3,138	Equinix, Inc.	2,189,163	2.0
14,734	Mid-America Apartment Communities, Inc.	1,714,448	1.5
567,532 (1)(2)	Other Securities	5,280,448	4.8
		12,325,618	11.2
	Utilities: 4.4%
15,300	Exelon Corp.	586,143	0.6
20,736	PPL Corp.	579,364	0.5
27,700	Vistra Energy Corp.	566,188	0.5
75,762	Other Securities	3,097,237	2.8
		4,828,932	4.4
	Total Common Stock (Cost $121,891,675)	106,584,884	97.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.3%
6,741	Other Securities	$356,599	0.3
	Total Exchange-Traded Funds (Cost $320,081)	356,599	0.3
	Total Long-Term Investments (Cost $122,211,756)	106,941,483	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Repurchase Agreements: 1.0%
1,000,000 (5)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	1,000,000	0.9
148,936 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 05/29/20, 0.05%, due 06/01/20 (Repurchase Amount $148,937, collateralized by various U.S. Government Securities, 0.000%-7.125%, Market Value plus accrued interest $151,915, due 05/31/20- 02/15/50)	148,936	0.1
	Total Repurchase Agreements (Cost $1,148,936)	1,148,936	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
740,545 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.110%
	(Cost $740,545)	$740,545	0.7
	Total Short-Term Investments (Cost $1,889,481)	1,889,481	1.7
	Total Investments in Securities (Cost $124,101,237)	$108,830,964	99.1
	Assets in Excess of Other Liabilities	957,759	0.9
	Net Assets	$109,788,723	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Investment in affiliate

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$106,584,884	$—	$—	$106,584,884
Exchange-Traded Funds	356,599	—	—	356,599
Short-Term Investments	740,545	1,148,936	—	1,889,481
Total Investments, at fair value	$107,682,028	$1,148,936	$—	$108,830,964

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $124,634,290.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,718,984
Gross Unrealized Depreciation	(26,522,310)
Net Unrealized Depreciation	$(15,803,326)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Communication Services: 1.1%
225,578 (1)	Vonage Holdings Corp.	$2,172,316	0.8
65,910 (2)	Other Securities	668,328	0.3
		2,840,644	1.1
	Consumer Discretionary: 15.0%
44,091 (1)	Chegg, Inc.	2,693,078	1.0
83,564 (1)	CROCS, Inc.	2,394,109	0.9
16,329 (1)	Deckers Outdoor Corp.	2,980,532	1.1
57,454 (1)(3)	Eldorado Resorts, Inc.	2,037,319	0.8
18,148 (1)	Helen of Troy Ltd.	3,301,484	1.2
27,693	LCI Industries	2,739,669	1.0
15,242	Strategic Education, Inc.	2,585,500	1.0
21,684 (1)	TopBuild Corp.	2,486,938	0.9
16,994	Wingstop, Inc.	2,072,418	0.8
42,250	Winnebago Industries	2,298,400	0.9
229,599 (2)(4)	Other Securities	14,248,812	5.4
		39,838,259	15.0
	Consumer Staples: 2.6%
105,317 (1)	Performance Food Group Co.	2,806,698	1.1
128,555 (2)	Other Securities	4,135,155	1.5
		6,941,853	2.6
	Energy: 0.2%
66,690	Other Securities	609,547	0.2

	Financials: 3.8%
60,814	Essent Group Ltd.	2,009,903	0.8
19,758	Signature Bank	2,033,296	0.8
152,257 (2)	Other Securities	5,989,563	2.2
		10,032,762	3.8
	Health Care: 31.9%
16,059 (1)	Amedisys, Inc.	3,084,131	1.2
27,382 (1)	Haemonetics Corp.	3,003,258	1.1
75,407 (1)	HMS Holdings Corp.	2,355,715	0.9
73,608 (1)	Immunomedics, Inc.	2,472,493	0.9
28,957 (1)	Magellan Health, Inc.	2,171,485	0.8
20,775 (1)(3)	MyoKardia, Inc.	2,125,075	0.8
29,398 (1)	Neogen Corp.	2,093,725	0.8
19,367 (1)	Quidel Corp.	3,389,225	1.3
2,191,015 (2)(4)	Other Securities	64,223,101	24.1
		84,918,208	31.9
	Industrials: 19.1%
100,857 (1)	Air Transport Services Group, Inc.	2,172,460	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
43,968	EMCOR Group, Inc.	$2,794,166	1.0
28,246 (1)	Generac Holdings, Inc.	3,142,933	1.2
34,733	John Bean Technologies Corp.	2,853,316	1.1
36,442	McGrath Rentcorp	2,032,006	0.8
18,479	MSA Safety, Inc.	2,197,892	0.8
22,766 (1)	Saia, Inc.	2,468,745	0.9
32,097	Simpson Manufacturing Co., Inc.	2,569,686	1.0
33,207	Tetra Tech, Inc.	2,620,032	1.0
30,234 (1)	Trex Co., Inc.	3,631,708	1.4
50,810	UFP Industries, Inc.	2,323,541	0.9
29,435	Woodward, Inc.	2,018,652	0.7
333,672 (2)	Other Securities	19,898,286	7.5
		50,723,423	19.1
	Information Technology: 21.4%
38,903 (1)	Advanced Energy Industries, Inc.	2,599,888	1.0
54,392 (1)	Cornerstone OnDemand, Inc.	2,102,251	0.8
48,069	CSG Systems International, Inc.	2,276,067	0.9
44,710 (1)	Enphase Energy, Inc.	2,601,675	1.0
34,040 (1)	Envestnet, Inc.	2,471,645	0.9
75,175	EVERTEC, Inc.	2,189,096	0.8
22,250 (1)	Five9, Inc.	2,318,450	0.9
28,317 (1)	Inphi Corp.	3,558,597	1.3
40,038	j2 Global, Inc.	3,134,975	1.2
47,410 (1)	LiveRamp Holdings, Inc.	2,390,886	0.9
32,079 (1)	Q2 Holdings, Inc.	2,650,367	1.0
23,512 (1)	Silicon Laboratories, Inc.	2,202,134	0.8
48,935 (1)	Verint Systems, Inc.	2,269,116	0.8
219,692 (1)	Viavi Solutions, Inc.	2,546,230	1.0
381,428 (2)	Other Securities	21,670,085	8.1
		56,981,462	21.4
	Materials: 2.1%
42,032	Sensient Technologies Corp.	2,106,644	0.8
98,861	Other Securities	3,633,284	1.3
		5,739,928	2.1
	Real Estate: 2.5%
39,822	QTS Realty Trust, Inc.	2,731,789	1.0
136,011	Other Securities	3,909,385	1.5
		6,641,174	2.5
	Total Common Stock
	(Cost $247,879,581)	265,267,260	99.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 2.5%
467,106 (5)	Bank of Nova Scotia, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $467,108, collateralized by various U.S. Government Agency Obligations, 2.419%-6.000%, Market Value plus accrued interest $476,451, due 09/01/24-02/01/50)	$467,106	0.1
1,575,500 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $1,575,508, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,607,011, due 06/09/20- 02/20/70)	1,575,500	0.6
1,575,542 (5)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,607,053, due 11/01/23-04/20/70)	1,575,542	0.6
1,575,542 (5)	MUFG Securities America Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.960%-5.880%, Market Value plus accrued interest $1,607,053, due 08/01/21-04/01/50)	1,575,542	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,575,542 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,607,053, due 05/31/20- 05/20/50)	$1,575,542	0.6
	Total Repurchase Agreements (Cost $6,769,232)	6,769,232	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
406,000 (6)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.150% (Cost $406,000)	406,000	0.2
	Total Short-Term Investments (Cost $7,175,232)	7,175,232	2.7
	Total Investments in Securities (Cost $255,054,813)	$272,442,492	102.4
	Liabilities in Excess of Other Assets	(6,286,317)	(2.4)
	Net Assets	$266,156,175	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$265,267,260	$—	$—	$265,267,260
Short-Term Investments	406,000	6,769,232	—	7,175,232
Total Investments, at fair value	$265,673,260	$6,769,232	$—	$272,442,492

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $272,487,408.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$34,359,438
Gross Unrealized Depreciation	(34,404,354)
Net Unrealized Depreciation	$(44,916)
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 5.0%
92,782	AT&T, Inc.	$2,863,252	1.4
51,184	Verizon Communications, Inc.	2,936,938	1.5
178,560	Other Securities	4,093,367	2.1
		9,893,557	5.0
	Consumer Discretionary: 6.5%
36,123	eBay, Inc.	1,645,041	0.8
21,916	Expedia Group, Inc.	1,741,884	0.9
11,624	McDonald’s Corp.	2,165,784	1.1
212,350	Other Securities	7,290,128	3.7
		12,842,837	6.5
	Consumer Staples: 8.6%
37,680	Altria Group, Inc.	1,471,404	0.8
26,725	General Mills, Inc.	1,684,744	0.9
10,781	Hershey Co.	1,462,766	0.7
19,327	PepsiCo, Inc.	2,542,467	1.3
28,076	Philip Morris International, Inc.	2,059,656	1.0
28,425	Procter & Gamble Co.	3,295,026	1.7
98,363	Other Securities	4,277,645	2.2
		16,793,708	8.6
	Energy: 1.4%
20,782	Chevron Corp.	1,905,709	1.0
28,830	Other Securities	833,827	0.4
		2,739,536	1.4
	Financials: 9.0%
30,737	JPMorgan Chase & Co.	2,991,017	1.5
5,389	S&P Global, Inc.	1,751,533	0.9
412,576 (1)	Other Securities	12,935,484	6.6
		17,678,034	9.0
	Health Care: 16.5%
30,942	AbbVie, Inc.	2,867,395	1.5
10,059	Amgen, Inc.	2,310,552	1.2
37,334	Bristol-Myers Squibb Co.	2,229,587	1.1
22,092	Cerner Corp.	1,610,507	0.8
24,080	Gilead Sciences, Inc.	1,874,146	1.0
28,999	Johnson & Johnson	4,313,601	2.2
22,312	Medtronic PLC	2,199,517	1.1
34,572	Merck & Co., Inc.	2,790,652	1.4
77,911	Pfizer, Inc.	2,975,421	1.5
12,359	Quest Diagnostics, Inc.	1,461,823	0.7
13,884	Zoetis, Inc.	1,935,291	1.0
34,608	Other Securities	5,956,048	3.0
		32,524,540	16.5
	Industrials: 7.4%
12,615	Honeywell International, Inc.	1,839,898	0.9
4,861	Lockheed Martin Corp.	1,888,207	1.0
17,919	Republic Services, Inc.	1,531,358	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
13,791	Waste Management, Inc.	$1,472,189	0.7
79,539	Other Securities	7,826,322	4.0
		14,557,974	7.4
	Information Technology: 31.4%
12,118	Accenture PLC	2,443,231	1.2
24,500	Amdocs Ltd.	1,525,370	0.8
19,837	Booz Allen Hamilton Holding Corp.	1,582,199	0.8
62,030	Cisco Systems, Inc.	2,966,274	1.5
30,041	Cognizant Technology Solutions Corp.	1,592,173	0.8
55,169	Intel Corp.	3,471,785	1.7
7,359	Intuit, Inc.	2,136,465	1.1
8,930	Jack Henry & Associates, Inc.	1,615,080	0.8
14,438	Leidos Holdings, Inc.	1,520,177	0.8
5,095	Mastercard, Inc. – Class A	1,533,034	0.8
62,067	Microsoft Corp.	11,373,778	5.8
69,546	NortonLifeLock, Inc.	1,584,258	0.8
38,931	Oracle Corp.	2,093,320	1.0
18,786	Qualcomm, Inc.	1,519,412	0.8
79,688	Switch, Inc.	1,522,838	0.8
17,739	Texas Instruments, Inc.	2,106,329	1.1
430,031	Other Securities	21,282,475	10.8
		61,868,198	31.4
	Materials: 1.4%
50,682	Other Securities	2,771,184	1.4
	Real Estate: 5.5%
16,368	Camden Property Trust	1,498,818	0.7
6,429	Essex Property Trust, Inc.	1,560,768	0.8
50,093	Gaming and Leisure Properties, Inc.	1,730,212	0.9
307,321	Other Securities	6,079,628	3.1
		10,869,426	5.5
	Utilities: 5.1%
12,483	American Water Works Co., Inc.	1,585,341	0.8
158,395	Other Securities	8,385,486	4.3
		9,970,827	5.1
	Total Common Stock (Cost $188,264,333)	192,509,821	97.8
EXCHANGE-TRADED FUNDS: 1.6%
19,065	iShares Russell 1000 ETF	3,211,880	1.6
	Total Exchange-Traded Funds (Cost $3,024,642)	3,211,880	1.6
	Total Long-Term Investments (Cost $191,288,975)	195,721,701	99.4

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2020

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.3%
627,755	(2)	Nomura Securities,
Repurchase Agreement
dated 05/29/20, 0.06%, due
06/01/20 (Repurchase
Amount $627,758,
collateralized by various U.S.
Government/U.S.
Government Agency
Obligations, 2.500%-5.500%,
Market Value plus accrued
interest $640,310, due
12/01/26-02/20/70)
(Cost $627,755)	$627,755	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
701,000 (3)	Goldman Sachs Financial Square Government Fund-Institutional Shares, 0.150%
	(Cost $701,000)	701,000	0.4
Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Short-Term Investments (Cost $1,328,755)	$1,328,755	0.7
Total Investments in Securities (Cost $192,617,730)	$197,050,456	100.1
Liabilities in Excess of Other Assets	(134,653)	(0.1)
Net Assets	$196,915,803	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of May 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$192,509,821	$—	$—	$192,509,821
Exchange-Traded Funds	3,211,880	—	—	3,211,880
Short-Term Investments	701,000	627,755	—	1,328,755
Total Investments, at fair value	$196,422,701	$627,755	$—	$197,050,456

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $193,326,427.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,358,929
Gross Unrealized Depreciation	(14,634,900)
Net Unrealized Appreciation	$3,724,029
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$0.1521
Class C	NII	$—
Class I	NII	$0.2795
Class P3	NII	$0.3085
Class R	NII	$—
Class R6	NII	$0.3075
Class W	NII	$0.2494
All Classes	LTCG	$1.8284
Voya Large Cap Value Fund
Class A	NII	$0.2060
Class C	NII	$0.1151
Class I	NII	$0.2446
Class P3	NII	$0.2468
Class R	NII	$0.1706
Class R6	NII	$0.2470
Class W	NII	$0.2333
All Classes	STCG	$0.0114
All Classes	LTCG	$0.9126
Fund Name	Type	Per Share Amount
Voya MidCap Opportunities Fund
All Classes	STCG	$0.4221
All Classes	LTCG	$1.0463
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1208
Class P	NII	$0.1151
Class P3	NII	$0.1202
All Classes	STCG	$0.0213
All Classes	LTCG	$0.8615
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.2801
Class I	NII	$0.3125
Class P3	NII	$0.3119
Class R6	NII	$0.2353
All Classes	STCG	$0.0126
All Classes	LTCG	$0.1260

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	29.94%
Voya Multi-Manager Mid Cap Value Fund	64.37%
Voya U.S. High Dividend Low Volatility Fund	93.11%
For the year ended May 31, 2020, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	33.19%
Voya Multi-Manager Mid Cap Value Fund	65.55%
Voya U.S. High Dividend Low Volatility Fund	93.88%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya U.S. High Dividend Low Volatility Fund	100.00%
For the year ended May 31, 2020, the Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$42,359,914
Voya Large Cap Value Fund	$55,676,230
Voya MidCap Opportunities Fund	$51,412,145
Voya Multi-Manager Mid Cap Value Fund	$10,126,904
Voya U.S. High Dividend Low Volatility Fund	$2,966,615
The Funds designate the following amounts as Section 199A dividends:
Voya Large-Cap Growth Fund	$572,769
Voya Large Cap Value Fund	$1,159,437
Voya MidCap Opportunities Fund	$543,622
Voya Multi-Manager Mid Cap Value Fund	$480,840
Voya U.S. High Dividend Low Volatility Fund	$807,333
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2020.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163058         (0520-072420)

Annual Report
May 31, 2020
Classes A, C, I, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Advance Despite Headwinds
Dear Shareholder,
During the one-year fiscal period of this report, the financial markets have shown us a wide range of potential conditions. They were on the upswing in the first half of the fiscal year, pushed by the tailwinds of easing trade tensions and supportive central bank policies. Then, in the second fiscal half came the headwind of the Covid-19 pandemic — measures taken to curtail the spread of the virus stalled the global economy and put the financial markets into a tailspin. In our opinion, the response from global policy makers was swift and massive, particularly from the U.S. Federal Reserve Board (“Fed”) and Congress; those actions have alleviated some of the pain during the contraction, and hopefully will foster recovery once the lockdowns are lifted.
In our view, the massive global policy response to the coronavirus crisis has created a wide divergence between asset prices and the real economy. The financial markets have resurged on expectations that the Fed will continue its support, that the pandemic eventually will subside and that the economy will quickly rebound once restraints are lifted. While policy alone is not sufficient, we believe it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe investors are discounting current conditions to focus on corporate earnings potential one to two years ahead.
Only time will tell if that is a wise approach; in the meantime, we still expect to face heightened economic and market uncertainty. Nonetheless, we believe the basics of investing remain intact: in our view, the best approach is to diversify one’s portfolio as broadly as possible, and avoid the temptation to time market entries and exits, seeking to capture gains or sidestep losses. The risk-return tradeoffs your advisor built into your portfolio are intended to achieve long-term investment goals; they should not be undone for any shorter-term considerations. In our view, even severe market disruptions such as the coronavirus pandemic should not distract investors from focusing on their long-term objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
MSCI EAFE® Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

2

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Information Technology	15.3%
Health Care	14.7%
Financials	14.4%
Consumer Discretionary	10.7%
Industrials	10.7%
Consumer Staples	10.1%
Communication Services	8.1%
Energy	6.7%
Utilities	3.5%
Materials	2.5%
Real Estate	1.9%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of 5.08% compared to the S&P 500® Index (the “Index”), which returned 12.84% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to the Fund’s portfolio construction rules, which equally weight the stocks in the S&P 100 Index. The resulting portfolio differs from the more broadly based and capitalization-weighted Index. Holdings within the information technology and industrials sectors had the largest negative impact on relative performance. Key detractors were underweight positions in technology firms Apple Inc. and Microsoft Corporation, as well as an overweight to Occidental Petroleum Corporation. By contrast, holdings within the health care sector had the greatest positive impact on relative performance. Key contributors were overweight positions in semiconductor company NVIDIA Corporation, drug manufacturer Biogen Inc. and Allergan PLC, a specialty pharmaceutical company.
Sector exposures are purely a function of the strategy’s rules-based investment discipline, however, and are not
Top Ten Holdings as of May 31, 2020* (as a percentage of net assets)

DowDuPont, Inc.	1.3%
Lowe’s Cos, Inc.	1.3%
ConocoPhillips	1.3%
Schlumberger Ltd.	1.2%
Facebook, Inc.- Class A	1.2%
Dow, Inc.	1.2%
Nvidia Corp.	1.2%
Emerson Electric Co.	1.1%
Chevron Corp.	1.1%
Target Corp.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%*, the Sub-Adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%*, the Sub-Adviser sells the position. The Sub-Adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
For the month of May, financial markets continued their advance begun in April, though the pace slowed. In our opinion, investors focused more on the global policy response to the Covid-19 pandemic, and the phased reopening of various states, than on severe job losses and weak economic activity. We believe that the disjunction between current conditions and market sentiment was not an anomaly: investors had discounted current conditions, and were focused on corporate earnings potential one to two years ahead.
The major U.S. equity indexes posted single-digit gains, led by the technology-heavy NASDAQ Composite. In our view, much of the market’s thrust has come from big-tech companies, whose internet-based products and services have experienced limited impact from the pandemic. The Index clawed its way back to being down less

3

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

than 5% year-to-date. Growth-style strategies continued to outperform value-style strategies; large capitalization equities lagged mid-cap and small-cap equities. International equities delivered lower but still positive returns, with the developed markets MSCI EAFE® Index leading the MSCI Emerging Markets IndexSM for the month and year-to-date.
In our opinion, the wide divergence between asset prices and the real economy has been created by the incredible global policy response to the coronavirus crisis. While we believe that policy alone is not sufficient, it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe that over the next six to twelve months, the U.S. economy will slowly reopen without setting off a catastrophic increase of infections and government initiatives will backstop economic growth while the country progresses toward a post-COVID normal.

*
Effective May 18, 2020, the following change went into effect: If a security is underperforming the Index and the Index is positive on an intra-quarter basis, the security will typically be sold when it declines by 30% or more irrespective of the percentage difference versus the Index. If a security is underperforming the S&P Index and the Index is negative on an intra-quarter basis, the security will typically be sold when it underperforms the Index by 30 percentage points or more.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R March 23, 2012	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-0.97%	5.13%	10.58%	—	—
Class C(2)	3.55%	5.78%	10.60%	—	—
Class I	5.45%	6.71%	11.56%	—	—
Clas P3	5.94%	—	—	—	3.76%
Class R	4.77%	6.04%	—	9.76%	—
Class R6(3)	5.47%	6.72%	11.57%	—	—
Class W	5.43%	6.66%	11.51%	—	—
Excluding Sales Charge:
Class A	5.08%	6.38%	11.24%	—	—
Class C	4.51%	5.78%	10.60%	—	—
Class I	5.45%	6.71%	11.56%	—	—
Class P3	5.94%	—	—	—	3.76%
Class R	4.77%	6.04%	—	9.76%	—
Class R6(3)	5.47%	6.72%	11.57%	—	—
Class W	5.43%	6.66%	11.51%	—	—
S&P 500® Index	12.84%	9.86%	13.15%	12.29%	7.43%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Industrials	18.9%
Health Care	17.9%
Financials	16.4%
Information Technology	15.2%
Consumer Discretionary	11.8%
Real Estate	7.0%
Utilities	3.1%
Consumer Staples	3.1%
Materials	2.6%
Communication Services	1.9%
Energy	1.1%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -6.49% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -3.44% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation effects. On the sector level, stock selection within the banks and consumer services sectors detracted the most from performance. An underweight allocation to and stock selection within the pharmaceutical and biotechnology sector also detracted from results. At the individual stock level, key detractors included overweight positions in Welbilt Inc. and Redwood Trust, Inc., and not owning Teladoc Health, Inc. By contrast, stock selection within the real estate and transportation sectors generated positive results. Key contributors at the individual stock level included overweight positions in Trex Company, Inc., Amedisys, Inc. and Repligen Corporation.
Current Strategy and Outlook: In our view, equity markets have rebounded from the lows in March, though we expect continued volatility as concerns ebb and flow regarding the economic shock from the coronavirus fallout. As it becomes
Top Ten Holdings as of May 31, 2020 (as a percentage of net assets)

Generac Holdings, Inc.	1.2%
Helen of Troy Ltd.	1.2%
LiveRamp Holdings, Inc.	1.1%
j2 Global, Inc.	1.1%
EMCOR Group, Inc.	1.1%
Trex Co., Inc.	1.1%
Portland General Electric Co.	1.1%
Deckers Outdoor Corp.	1.0%
Magellan Health, Inc.	1.0%
Syneos Health, Inc.	1.0%
Portfolio holdings are subject to change daily.
increasingly clear to us that a prolonged shutdown would be unsustainable, the focus has shifted to how to reopen the economy in a safe and sustainable way. We continue to evaluate companies that we believe may benefit from a rebound as we emerge from this crisis, as well as those companies that we believe may capitalize on a shift in consumer and business patterns such as working remotely.
While correlations were high during the market sell-off, we see the opportunity for differentiation amidst a shift to a new normal, which we believe presents an opportunity for active managers to outperform going forward. We are adjusting the Fund’s portfolio based upon fundamental views to seek to take advantage of market dislocations and believe it is well-balanced. While in our opinion there continues to be a great deal of uncertainty, our team continuously monitors developments and remains focused on making well-informed investment decisions for our clients. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations. In addition, in this environment — where declining business activity creates an enormous burden for companies with little liquidity (small and medium businesses) — we believe owning companies with robust balance sheets is paramount.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-11.83%	0.87%	7.28%	—
Class C(2)	-8.07%	1.30%	7.09%	—
Class I	-6.16%	2.40%	8.28%	—
Class P3	-5.20%	—	—	-7.69%
Class R(3)	-5.80%	2.24%	7.92%	—
Class R6(4)	-6.11%	2.48%	8.33%	—
Class W	-6.19%	2.36%	8.19%	—
Excluding Sales Charge:
Class A	-6.49%	2.08%	7.91%	—
Class C	-7.14%	1.30%	7.09%	—
Class I	-6.16%	2.40%	8.28%	—
Class P3	-5.20%	—	—	-7.69%
Class R(3)	-5.80%	2.24%	7.92%	—
Class R6(4)	-6.11%	2.48%	8.33%	—
Class W	-6.19%	2.36%	8.19%	—
Russell 2000®	-3.44%	3.72%	9.23%	-6.70%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$914.60	0.82%	$3.92	$1,000.00	$1,020.90	0.82%	$4.14
Class C	1,000.00	912.00	1.36	6.50	1,000.00	1,018.20	1.36	6.86
Class I	1,000.00	915.90	0.50	2.39	1,000.00	1,022.50	0.50	2.53
Class P3	1,000.00	917.90	0.01	0.05	1,000.00	1,024.95	0.01	0.05
Class R	1,000.00	912.70	1.11	5.31	1,000.00	1,019.45	1.11	5.60
Class R6	1,000.00	916.10	0.49	2.35	1,000.00	1,022.55	0.49	2.48
Class W	1,000.00	915.90	0.57	2.73	1,000.00	1,022.15	0.57	2.88
Voya Small Company Fund
Class A	$1,000.00	$836.90	1.36%	$6.25	$1,000.00	$1,018.20	1.36%	$6.86
Class C	1,000.00	833.50	2.11	9.67	1,000.00	1,014.45	2.11	10.63
Class I	1,000.00	838.10	1.05	4.83	1,000.00	1,019.75	1.05	5.30
Class P3	1,000.00	842.10	0.01	0.05	1,000.00	1,024.95	0.01	0.05
Class R	1,000.00	839.40	1.61	7.40	1,000.00	1,016.95	1.61	8.12
Class R6	1,000.00	838.00	1.02	4.69	1,000.00	1,019.90	1.02	5.15
Class W	1,000.00	838.20	1.11	5.10	1,000.00	1,019.45	1.11	5.60

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Corporate Leaders® 100 Fund
and Voya Small Company Fund and the Board of Trustees of Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (collectively referred to as the “Funds”), (two of the funds constituting Voya Equity Trust (the “Trust”)), including the summary portfolio of investments, as of May 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Voya Equity Trust) at May 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 24, 2020
9

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$628,287,883	$400,982,230
Short-term investments at fair value**	7,475,000	7,168,000
Cash	494	63,901
Cash collateral for futures	670,725	—
Receivables:
Investment securities sold	—	2,085,810
Fund shares sold	178,415	329,154
Dividends	1,920,606	336,398
Interest	228	159
Prepaid expenses	86,195	76,188
Reimbursement due from Investment Adviser	83,006	45,669
Other assets	46,256	24,353
Total assets	638,748,808	411,111,862
LIABILITIES:
Payable for investment securities purchased	—	3,676,119
Payable for fund shares redeemed	776,853	392,068
Payable upon receipt of securities loaned	—	3,856,000
Payable for investment management fees	265,395	276,186
Payable for distribution and shareholder service fees	133,730	9,906
Payable to trustees under the deferred compensation plan (Note 6)	46,256	24,353
Payable for trustee fees	3,862	2,281
Other accrued expenses and liabilities	407,678	990,123
Total liabilities	1,633,774	9,227,036
NET ASSETS	$637,115,034	$401,884,826
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$358,672,839	$466,111,999
Total distributable earnings (loss)	278,442,195	(64,227,173)
NET ASSETS	$637,115,034	$401,884,826
+ Including securities loaned at value	$—	$3,758,677
* Cost of investments in securities	$421,388,443	$422,726,154
** Cost of short-term investments	$7,475,000	$7,168,000
See Accompanying Notes to Financial Statements
10

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2020 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$323,700,741	$35,156,375
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	16,731,297	3,565,137
Net asset value and redemption price per share†	$19.35	$9.86
Maximum offering price per share (5.75%)(1)	$20.53	$10.46
Class C
Net assets	$77,641,597	$3,589,928
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,041,825	501,923
Net asset value and redemption price per share†	$19.21	$7.15
Class I
Net assets	$156,970,752	$224,717,728
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	8,104,224	18,314,844
Net asset value and redemption price per share	$19.37	$12.27
Class P3
Net assets	$3,240	$1,747,966
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	163	138,938
Net asset value and redemption price per share	$19.93	$12.58
Class R
Net assets	$50,070,763	$39,193
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,606,330	3,964
Net asset value and redemption price per share	$19.21	$9.89
Class R6
Net assets	$11,195,163	$69,754,924
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	577,814	5,670,743
Net asset value and redemption price per share	$19.38	$12.30
Class W
Net assets	$17,532,778	$66,878,712
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	903,355	5,451,941
Net asset value and redemption price per share	$19.41	$12.27

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS for the year ended May 31, 2020

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$19,644,178	$5,571,848
Interest	3,886	386
Securities lending income, net	2,213	84,739
Total investment income	19,650,277	5,656,973
EXPENSES:
Investment management fees	3,733,998	4,229,351
Distribution and shareholder service fees:
Class A	859,089	117,260
Class C	966,639	57,602
Class O(1)	4,764	9
Class R	274,368	492
Transfer agent fees:
Class A	418,647	81,232
Class C	117,065	9,928
Class I	79,485	575,984
Class O(1)	2,207	7
Class P3	37	80
Class R	66,748	171
Class R6	429	1,095
Class W	85,631	7,579
Shareholder reporting expense	79,824	80,520
Registration fees	174,762	154,587
Professional fees	90,666	64,050
Custody and accounting expense	110,412	112,344
Trustee fees	30,892	18,246
Licensing fee (Note 7)	154,725	—
Reorganization expense (Note 6)	20,344	17,852
Miscellaneous expense	52,901	46,268
Interest expense	9,641	5,683
Total expenses	7,333,274	5,580,340
Waived and reimbursed fees	(1,172,644)	(656,555)
Net expenses	6,160,630	4,923,785
Net investment income	13,489,647	733,188
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	103,168,959	(38,964,627)
Futures	776,507	—
Net realized gain (loss)	103,945,466	(38,964,627)
Net change in unrealized appreciation (depreciation) on:
Investments	(72,125,481)	26,342,921
Futures	799,550	—
Net change in unrealized appreciation (depreciation)	(71,325,931)	26,342,921
Net realized and unrealized gain (loss)	32,619,535	(12,621,706)
Increase (decrease) in net assets resulting from operations	$46,109,182	$(11,888,518)
* Foreign taxes withheld	$—	$10,804

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$13,489,647	$15,666,920	$733,188	$1,740,790
Net realized gain (loss)	103,945,466	62,993,551	(38,964,627)	45,192,524
Net change in unrealized appreciation (depreciation)	(71,325,931)	(55,904,461)	26,342,921	(118,035,822)
Increase (decrease) in net assets resulting from operations	46,109,182	22,756,010	(11,888,518)	(71,102,508)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(31,558,099)	(30,041,227)	(60,534)	(9,501,166)
Class C	(9,019,007)	(8,666,473)	(5,032)	(2,112,011)
Class I	(17,957,469)	(29,622,568)	(1,032,901)	(65,030,681)
Class O(1)	—	(258,166)	—	(1,236)
Class P3	(276)	(254)	(2,321)	(258,076)
Class R	(5,015,338)	(4,699,226)	(511)	(4,450)
Class R6	(1,818,359)	(1,828,134)	(198,145)	(13,971,360)
Class W	(7,620,330)	(7,072,555)	(415)	(314,908)
Return of capital:
Class A	—	—	(21,714)	—
Class C	—	—	(3,788)	—
Class I	—	—	(108,692)	—
Class P3	—	—	(1,578)	—
Class R	—	—	(46)	—
Class R6	—	—	(33,713)	—
Class W	—	—	(304)	—
Total distributions	(72,988,878)	(82,188,603)	(1,469,694)	(91,193,888)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	128,280,805	201,523,202	150,110,552	153,011,532
Reinvestment of distributions	65,587,937	74,879,711	1,423,361	88,811,245
	193,868,742	276,402,913	151,533,913	241,822,777
Cost of shares redeemed	(305,022,700)	(444,989,818)	(226,033,019)	(397,471,895)
Net decrease in net assets resulting from capital share transactions	(111,153,958)	(168,586,905)	(74,499,106)	(155,649,118)
Net decrease in net assets	(138,033,654)	(228,019,498)	(87,857,318)	(317,945,514)
NET ASSETS:
Beginning of year or period	775,148,688	1,003,168,186	489,742,144	807,687,658
End of year or period	$637,115,034	$775,148,688	$401,884,826	$489,742,144

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-20	20.14	0.36•	0.86	1.22	0.38	1.63	—	2.01	—	19.35	5.08	0.95	0.82	0.82	1.73	323,701	103
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
Class C
05-31-20	20.01	0.24•	0.86	1.10	0.27	1.63	—	1.90	—	19.21	4.51	1.70	1.36	1.36	1.17	77,642	103
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
Class I
05-31-20	20.15	0.43•	0.87	1.30	0.45	1.63	—	2.08	—	19.37	5.45	0.62	0.50	0.50	2.04	156,971	103
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
Class P3
05-31-20	20.38	0.52	0.87	1.39	0.21	1.63	—	1.84	—	19.93	5.94	1.69	0.01	0.01	2.53	3	103
06-04-18(4) - 05-31-19	21.98	0.52	(0.27)	0.25	0.32	1.53	—	1.85	—	20.38	1.58	1.65	0.00*	0.00*	2.48	3	23
Class R
05-31-20	20.01	0.30•	0.85	1.15	0.32	1.63	—	1.95	—	19.21	4.77	1.20	1.11	1.11	1.43	50,071	103
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
Class R6
05-31-20	20.16	0.43•	0.88	1.31	0.46	1.63	—	2.09	—	19.38	5.47	0.58	0.49	0.49	2.04	11,195	103
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
Class W
05-31-20	20.18	0.40•	0.90	1.30	0.44	1.63	—	2.07	—	19.41	5.43	0.70	0.57	0.57	1.90	17,533	103
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-20	10.56	(0.02)	(0.67)	(0.69)	0.01	—	0.00*	0.01	—	9.86	(6.49)	1.46	1.36	1.36	(0.13)	35,156	135
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
Class C
05-31-20	7.71	(0.07)•	(0.48)	(0.55)	0.01	—	0.00*	0.01	—	7.15	(7.14)	2.21	2.11	2.11	(0.87)	3,590	135
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
Class I
05-31-20	13.12	0.03	(0.83)	(0.80)	0.05	—	0.00*	0.05	—	12.27	(6.16)	1.23	1.05	1.05	0.19	224,718	135
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
Class P3
05-31-20	13.28	0.17•	(0.86)	(0.69)	0.01	—	0.00*	0.01	—	12.58	(5.20)	1.04	0.01	0.01	1.21	1,748	135
06-01-18(4) - 05-31-19	17.59	0.21•	(2.13)	(1.92)	0.05	2.34	—	2.39	—	13.28	(10.09)	0.98	0.00*	0.00*	1.38	2,955	111
Class R
05-31-20	10.55	(0.04)•	(0.57)	(0.61)	0.05	—	0.00*	0.05	—	9.89	(5.80)	1.71	1.61	1.61	(0.39)	39	135
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
05-31-20	13.13	0.04	(0.84)	(0.80)	0.03	—	0.00*	0.03	—	12.30	(6.11)	1.04	1.02	1.02	0.21	69,755	135
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
Class W
05-31-20	13.09	0.07•	(0.88)	(0.81)	0.01	—	0.00*	0.01	—	12.27	(6.19)	1.21	1.11	1.11	0.61	66,879	135
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
15

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”) (each, a “Fund” and collectively, the “Funds”), were separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Corporate Leaders® 100 and Small Company were each reorganized into a series of Voya Equity Trust (the “Trust”) and are now each a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for Corporate Leaders® 100 and Small Company, each a diversified series of the Trust.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of each Fund were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the
Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2020, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2020, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $6,961,945. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2020.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$783,776,639	$959,055,177
Small Company	604,999,669	666,669,227
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class P3, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.50%
Small Company	0.25%	1.00%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2020, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$15,664	$—
Small Company	2,425	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$107	$1,689
Small Company	7	181
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2020, Corporate Leaders® 100 and Small Company incurred $20,344 and $17,852, respectively, of costs associated with the reorganization as series of Voya Series Fund, Inc. to series of Voya Equity Trust. The Investment Adviser reimbursed $6,381 and $3,889 of these costs for Corporate Leaders® 100 and Small Company, respectively. Please refer to Note 1 for additional information.
At May 31, 2020, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	11.30%
	Small Company	7.46
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Effective January, 1, 2020, the Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the period ended May 31, 2020, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Corporate Leaders® 100	$46,496
Small Company	3,615
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	0.00%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2021, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.00%	1.15	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	0.00%	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

With the exception of the non-recoupable management fee waiver for Small Company and unless specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2021	2022	2023	Total
Corporate Leaders® 100	$479,372	$654,818	$690,831	$1,825,021
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2020, are as follows:
	May 31,
	2021	2022	2023	Total
Corporate Leaders® 100
Class A	$109,962	$120,798	$146,428	$377,188
Class I	83,387	68,620	60,450	212,457
Class R6	543	478	359	1,380
Class W	37,753	31,366	26,534	95,653
Each Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the year ended May 31, 2020, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	15	$13,676,600	1.72%
Small Company	4	3,428,500	3.13

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2020	1,443,275	—	1,338,840	(2,572,995)	178,989	388,109	30,475,419	—	28,811,792	(52,316,087)	4,111,370	11,082,494
5/31/2019	4,738,659	—	1,428,981	(2,747,889)	—	3,419,751	104,724,798	—	27,493,602	(58,504,424)	—	73,713,976
Class C
5/31/2020	504,309	—	365,678	(1,790,948)	—	(920,961)	10,426,821	—	7,832,833	(37,438,477)	—	(19,178,823)
5/31/2019	373,863	—	399,569	(932,220)	—	(158,788)	7,759,239	—	7,655,744	(19,530,639)	—	(4,115,656)
Class I
5/31/2020	1,718,700	—	680,766	(3,817,741)	—	(1,418,275)	36,145,515	—	14,643,282	(77,251,692)	—	(26,462,895)
5/31/2019	2,990,226	—	1,354,200	(10,172,090)	—	(5,827,664)	64,250,752	—	26,041,262	(210,191,681)	—	(119,899,667)
Class O(1)
5/31/2020	296	—	—	(3,814)	(175,775)	(179,293)	6,747	—	—	(84,703)	(4,111,370)	(4,189,326)
5/31/2019	40,253	—	13,070	(4,214,998)	—	(4,161,675)	904,696	—	256,044	(94,106,177)	—	(92,945,437)
Class P3
5/31/2020	—	—	12	—	—	12	—	—	276	—	—	276
6/4/2018(2) - 5/31/2019	137	—	13	—	—	150	3,000	—	254	—	—	3,254
Class R
5/31/2020	266,691	—	230,007	(588,835)	—	(92,137)	5,406,908	—	4,922,154	(12,075,787)	—	(1,746,725)
5/31/2019	159,135	—	238,530	(474,576)	—	(76,911)	3,322,581	—	4,565,466	(10,128,360)	—	(2,240,313)
Class R6
5/31/2020	555,405	—	82,638	(963,441)	—	(325,398)	10,372,153	—	1,778,366	(18,956,101)	—	(6,805,582)
5/31/2019	168,584	—	95,067	(492,687)	—	(229,036)	3,583,888	—	1,828,134	(10,539,290)	—	(5,127,268)
Class W
5/31/2020	2,116,183	—	352,633	(5,478,839)	—	(3,010,023)	35,447,242	—	7,599,234	(106,899,853)	—	(63,853,377)
5/31/2019	806,788	—	365,483	(1,896,644)	—	(724,373)	16,974,248	—	7,039,205	(41,989,247)	—	(17,975,794)
Small Company
Class A
5/31/2020	736,604	—	6,630	(1,835,116)	763	(1,091,119)	8,067,892	—	79,738	(20,868,715)	8,844	(12,712,241)
5/31/2019	725,303	—	912,512	(1,413,724)	—	224,091	9,312,273	—	9,143,373	(17,925,663)	—	529,983
Class C
5/31/2020	30,496	—	985	(450,531)	—	(419,050)	247,736	—	8,671	(3,738,417)	—	(3,482,010)
5/31/2019	98,966	—	283,781	(488,405)	—	(105,658)	969,572	—	2,085,795	(4,374,627)	—	(1,319,260)
Class I
5/31/2020	4,281,234	—	73,941	(10,402,741)	—	(6,047,566)	56,758,625	—	1,098,748	(137,946,886)	—	(80,089,513)
5/31/2019	6,864,024	—	5,074,826	(23,014,203)	—	(11,075,353)	99,979,476	—	63,080,084	(343,873,676)	—	(180,814,116)
Class O(1)
5/31/2020	124	—	—	—	(764)	(640)	1,450	—	—	—	(8,844)	(7,394)
5/31/2019	3,328	—	114	(153,140)	—	(149,698)	49,825	—	1,141	(2,082,280)	—	(2,031,314)
Class P3
5/31/2020	285,599	—	254	(369,521)	—	(83,668)	3,861,410	—	3,899	(4,750,394)	—	(885,085)
5/31/2019	259,703	—	20,613	(57,711)	—	222,605	3,947,257	—	258,076	(869,307)	—	3,336,026
25

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Small Company (continued)
Class R
5/31/2020	1,946	—	47	(6,707)	—	(4,714)	20,252	—	557	(61,315)	—	(40,506)
5/31/2019	7,788	—	446	(44)	—	8,190	91,173	—	4,450	(645)	—	94,978
Class R6
5/31/2020	1,753,763	—	15,488	(4,425,281)	—	(2,656,030)	20,593,898	—	231,064	(56,753,247)	—	(35,928,285)
5/31/2019	2,795,531	—	1,123,100	(1,673,286)	—	2,245,345	38,161,062	—	13,971,361	(25,243,074)	—	26,889,349
Class W
5/31/2020	5,489,559	—	46	(148,095)	—	5,341,510	60,559,289	—	684	(1,914,045)	—	58,645,928
5/31/2019	30,513	—	21,512	(195,562)	—	(143,537)	500,894	—	266,965	(3,102,623)	—	(2,334,764)

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2020:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$69,600	$(69,600)	$—
BofA Securities Inc.	1,219,297	(1,219,297)	—
J.P. Morgan Securities LLC	1,457,544	(1,457,544)	—
Jefferies LLC	366,000	(366,000)	—
National Financial Services LLC	641,436	(641,436)	—
Nomura Securities International, Inc.	4,800	(4,800)	—
Total	$3,758,677	$(3,758,677)	$—

(1)
Cash collateral with a fair value of  $3,856,000 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

26

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, capital loss carryforwards and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2020			Year Ended May 31, 2019
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$14,981,153	$58,007,725	$—	$19,586,209	$62,602,394
Small Company	1,299,859	—	169,835	27,745,456	63,448,432
The tax-basis components of distributable earnings as of May 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Corporate Leaders® 100	$15,730,833	$106,734,335	$156,013,243	$—	—	—
Small Company	—	—	(25,705,895)	$(10,912,543)	Short-term	None
				(27,588,724)	Long-term	None
				$(38,501,267)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.

27

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Funds’ ability to honor redemption requests timely and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Funds do not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning

28

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 17 — SUBSEQUENT EVENTS
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 8.1%
4,845 (1)	Alphabet, Inc. - Class C	$6,923,117	1.1
12,331 (1)	Charter Communications, Inc.	6,708,064	1.0
156,603	Comcast Corp. – Class A	6,201,479	1.0
33,491 (1)	Facebook, Inc. - Class A	7,538,489	1.2
14,983 (1)	Netflix, Inc.	6,288,815	1.0
55,690	Walt Disney Co.	6,532,437	1.0
285,331	Other Securities	11,496,511	1.8
		51,688,912	8.1
	Consumer Discretionary: 10.7%
2,830 (1)	Amazon.com, Inc.	6,911,907	1.1
4,248 (1)	Booking Holdings, Inc.	6,964,256	1.1
1,104,928	Ford Motor Co.	6,309,139	1.0
260,688	General Motors Co.	6,746,605	1.0
28,343	Home Depot, Inc.	7,042,669	1.1
62,652	Lowe’s Cos, Inc.	8,166,688	1.3
33,058	McDonald’s Corp.	6,159,367	1.0
65,096	Nike, Inc. - Class B	6,417,164	1.0
81,902	Starbucks Corp.	6,387,537	1.0
57,888	Target Corp.	7,081,439	1.1
		68,186,771	10.7
	Consumer Staples: 10.1%
83,478	Colgate-Palmolive Co.	6,037,964	1.0
220,812	Kraft Heinz Co.	6,728,142	1.1
740,820	Other Securities	51,456,859	8.0
		64,222,965	10.1
	Energy: 6.7%
77,247	Chevron Corp.	7,083,550	1.1
189,754	ConocoPhillips	8,003,824	1.3
148,210	Exxon Mobil Corp.	6,739,109	1.1
418,824	Kinder Morgan, Inc.	6,617,419	1.0
504,794	Occidental Petroleum Corp.	6,537,082	1.0
418,509	Schlumberger Ltd.	7,729,861	1.2
		42,710,845	6.7
	Financials: 14.4%
216,177	American International Group, Inc.	6,498,281	1.0
252,171	Bank of America Corp.	6,082,364	1.0
12,207	BlackRock, Inc.	6,453,108	1.0
103,173	Capital One Financial Corp.	7,019,891	1.1
34,820	Goldman Sachs Group, Inc.	6,841,782	1.1
173,521	Metlife, Inc.	6,248,491	1.0
159,525	Morgan Stanley	7,051,005	1.1
840,341 (2)	Other Securities	45,556,498	7.1
		91,751,420	14.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 14.7%
70,052	Abbott Laboratories	$6,649,336	1.0
73,868	AbbVie, Inc.	6,845,348	1.1
26,659	Amgen, Inc.	6,123,572	1.0
93,129	CVS Health Corp.	6,106,469	1.0
39,469	Danaher Corp.	6,575,930	1.0
40,147	Eli Lilly & Co.	6,140,484	1.0
41,786	Johnson & Johnson	6,215,667	1.0
170,122	Pfizer, Inc.	6,496,959	1.0
19,505	Thermo Fisher Scientific, Inc.	6,810,951	1.1
22,117	UnitedHealth Group, Inc.	6,742,367	1.1
325,572 (2)	Other Securities	28,981,112	4.4
		93,688,195	14.7
	Industrials: 10.7%
40,351	3M Co.	6,312,510	1.0
119,193	Emerson Electric Co.	7,273,157	1.1
41,601	General Dynamics Corp.	6,108,275	1.0
42,187	Honeywell International, Inc.	6,152,974	1.0
15,931	Lockheed Martin Corp.	6,188,238	1.0
98,295	Raytheon Technologies Corp.	6,341,993	1.0
39,644	Union Pacific Corp.	6,733,930	1.1
187,764	Other Securities	22,801,159	3.5
		67,912,236	10.7
	Information Technology: 15.3%
32,727	Accenture PLC	6,598,418	1.0
17,456 (1)	Adobe, Inc.	6,748,490	1.1
21,811	Apple, Inc.	6,934,589	1.1
137,844	Cisco Systems, Inc.	6,591,700	1.0
100,161	Intel Corp.	6,303,132	1.0
49,216	International Business Machines Corp.	6,147,078	1.0
21,946	Mastercard, Inc. - Class A	6,603,332	1.0
34,688	Microsoft Corp.	6,356,576	1.0
20,927	Nvidia Corp.	7,429,503	1.2
40,890 (1)	PayPal Holdings, Inc.	6,338,359	1.0
80,515	Qualcomm, Inc.	6,512,053	1.0
34,574 (1)	Salesforce.com, Inc.	6,043,190	1.0
54,478	Texas Instruments, Inc.	6,468,718	1.0
33,569	Visa, Inc. - Class A	6,554,011	1.0
110,364	Other Securities	5,934,272	0.9
		97,563,421	15.3

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 2.5%
193,994	Dow, Inc.	$7,488,168	1.2
165,315	DowDuPont, Inc.	8,386,430	1.3
		15,874,598	2.5
	Real Estate: 1.9%
24,498	American Tower Corp.	6,324,649	1.0
98,773	Other Securities	5,699,202	0.9
		12,023,851	1.9
	Utilities: 3.5%
334,313	Other Securities	22,664,669	3.5
	Total Common Stock (Cost $421,388,443)	628,287,883	98.6
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
7,475,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150% (Cost $7,475,000)	7,475,000	1.2
	Total Short-Term Investments (Cost $7,475,000)	7,475,000	1.2

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $428,863,443)	$635,762,883	99.8
Assets in Excess of Other Liabilities	1,352,151	0.2
Net Assets	$637,115,034	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of May 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$628,287,883	$—	$—	$628,287,883
Short-Term Investments	7,475,000	—	—	7,475,000
Total Investments, at fair value	$635,762,883	$—	$—	$635,762,883
Other Financial Instruments+
Futures	749,808	—	—	749,808
Total Assets	$636,512,691	$—	$—	$636,512,691

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2020 (continued)

At May 31, 2020, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	55	06/19/20	$8,365,500	$749,808
			$8,365,500	$749,808
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$749,808
Total Asset Derivatives		$749,808

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$776,507
Total	$776,507

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$799,550
Total	$799,550
At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $480,499,448.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$208,036,292
Gross Unrealized Depreciation	(52,023,049)
Net Unrealized Appreciation	$156,013,243
See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 1.9%
662,158 (1)	Other Securities	$7,794,341	1.9

	Consumer Discretionary: 11.8%
225,700	Callaway Golf Co.	3,457,724	0.9
22,756 (2)	Deckers Outdoor Corp.	4,153,653	1.0
26,182 (2)	Helen of Troy Ltd.	4,763,030	1.2
40,174	LCI Industries	3,974,414	1.0
15,809 (2)(3)	RH	3,428,814	0.9
65,171	Winnebago Industries	3,545,302	0.9
723,022 (1)(4)	Other Securities	23,911,399	5.9
		47,234,336	11.8
	Consumer Staples: 3.1%
282,224 (2)	Hostess Brands, Inc.	3,407,855	0.9
122,217 (2)	Performance Food Group Co.	3,257,083	0.8
148,298 (1)	Other Securities	5,597,523	1.4
		12,262,461	3.1
	Energy: 1.1%
349,855 (1)	Other Securities	4,513,071	1.1

	Financials: 16.4%
107,790	Essent Group Ltd.	3,562,460	0.9
63,388	First American Financial Corp.	3,200,460	0.8
74,145	Lakeland Financial Corp.	3,165,250	0.8
21,086	Morningstar, Inc.	3,232,906	0.8
148,426	Pacific Premier Bancorp, Inc.	3,208,970	0.8
119,521	WSFS Financial Corp.	3,307,146	0.8
1,895,988 (1)	Other Securities	46,429,031	11.5
		66,106,223	16.4
	Health Care: 17.9%
19,333 (2)	Amedisys, Inc.	3,712,903	0.9
64,806 (2)	Globus Medical, Inc.	3,541,648	0.9
31,103 (2)	Haemonetics Corp.	3,411,377	0.9
123,083 (2)	HMS Holdings Corp.	3,845,113	1.0
54,648 (2)	Magellan Health, Inc.	4,098,053	1.0
66,611 (2)	Syneos Health, Inc.	4,062,605	1.0
1,446,782 (1)(4)	Other Securities	49,113,379	12.2
		71,785,078	17.9
	Industrials: 18.9%
149,500 (2)	Air Transport Services Group, Inc.	3,220,230	0.8
32,977	Alamo Group, Inc.	3,407,184	0.8
117,679	Altra Industrial Motion Corp.	3,648,049	0.9
67,366	EMCOR Group, Inc.	4,281,109	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
42,969 (2)	Generac Holdings, Inc.	$4,781,161	1.2
42,250	Regal Beloit Corp.	3,360,565	0.8
36,443 (2)	Saia, Inc.	3,951,879	1.0
47,587	Tetra Tech, Inc.	3,754,614	0.9
35,561 (2)	Trex Co., Inc.	4,271,587	1.1
77,924	UFP Industries, Inc.	3,563,465	0.9
50,302	Woodward, Inc.	3,449,711	0.9
889,081 (1)	Other Securities	34,349,495	8.5
		76,039,049	18.9
	Information Technology: 15.2%
78,618 (2)	Commvault Systems, Inc.	3,180,884	0.8
68,922	CSG Systems International, Inc.	3,263,457	0.8
49,739 (2)	Envestnet, Inc.	3,611,549	0.9
28,171 (2)	Inphi Corp.	3,540,249	0.9
55,843	j2 Global, Inc.	4,372,507	1.1
90,755 (2)	LiveRamp Holdings, Inc.	4,576,775	1.1
50,202 (2)	Lumentum Holdings, Inc.	3,680,811	0.9
49,242	Mantech International Corp.	3,828,073	1.0
59,036 (2)	Plexus Corp.	3,791,292	0.9
35,448 (2)	Silicon Laboratories, Inc.	3,320,060	0.8
32,054	SYNNEX Corp.	3,418,559	0.9
306,038 (2)	Viavi Solutions, Inc.	3,546,980	0.9
694,898 (1)	Other Securities	16,942,365	4.2
		61,073,561	15.2
	Materials: 2.6%
68,803	Minerals Technologies, Inc.	3,392,676	0.8
69,047	Sensient Technologies Corp.	3,460,636	0.9
171,187	Other Securities	3,641,489	0.9
		10,494,801	2.6
	Real Estate: 7.0%
32,932	EastGroup Properties, Inc.	3,828,345	0.9
57,470	QTS Realty Trust, Inc.	3,942,442	1.0
147,865	STAG Industrial, Inc.	3,977,569	1.0
661,271	Other Securities	16,347,159	4.1
		28,095,515	7.0
	Utilities: 3.1%
59,415	Black Hills Corp.	3,666,499	0.9
90,590	Portland General Electric Co.	4,267,695	1.1
63,252	Other Securities	4,615,329	1.1
		12,549,523	3.1
	Total Common Stock (Cost $419,922,079)	397,947,959	99.0

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.8%
21,845	Other Securities	$3,034,271	0.8
	Total Exchange-Traded Funds (Cost $2,804,075)	3,034,271	0.8
	Total Long-Term Investments (Cost $422,726,154)	400,982,230	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 1.0%
1,000,000 (5)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	1,000,000	0.2
856,000 (5)	HSBC Securities USA, Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $856,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $873,120, due 07/01/27-05/01/50)	856,000	0.2
1,000,000 (5)	MUFG Securities America Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.960%-5.880%, Market Value plus accrued interest $1,020,000, due 08/01/21-04/01/50)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,020,000, due 05/31/20-05/20/50)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $3,856,000)	3,856,000	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
3,312,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150% (Cost $3,312,000)	3,312,000	0.8
	Total Short-Term Investments (Cost $7,168,000)	7,168,000	1.8
	Total Investments in Securities (Cost $429,894,154)	$408,150,230	101.6
	Liabilities in Excess of Other Assets	(6,265,404)	(1.6)
	Net Assets	$401,884,826	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$397,947,959	$—	$—	$397,947,959
Exchange-Traded Funds	3,034,271	—	—	3,034,271
Short-Term Investments	3,312,000	3,856,000	—	7,168,000
Total Investments, at fair value	$404,294,230	$3,856,000	$—	$408,150,230

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $433,856,125.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$27,267,912
Gross Unrealized Depreciation	(52,973,807)
Net Unrealized Depreciation	$(25,705,895)
See Accompanying Notes to Financial Statements
35

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.3842
Class C	NII	$0.2654
Class I	NII	$0.4542
Class P3	NII	$0.2071
Class R	NII	$0.3216
Class R6	NII	$0.4571
Class W	NII	$0.4392
All Classes	STCG	$0.0266
All Classes	LTCG	$1.6060
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$0.0135
Class C	NII	$0.0068
Class I	NII	$0.0459
Class P3	NII	$0.0068
Class R	NII	$0.0538
Class R6	NII	$0.0284
Class W	NII	$0.0068
All Classes	ROC	$0.0048

NII – Net investment income
ROC – Return of capital
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	86.64%
Voya Small Company Fund	72.11%
For the year ended May 31, 2020, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	87.20%
Voya Small Company Fund	72.46%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Corporate Leaders® 100 Fund	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$58,007,725
The Funds designate the following amounts as Section 199A dividends:
Voya Corporate Leaders® 100 Fund	$371,451
Voya Small Company Fund	$1,327,584
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
36

Trustee and Officer Information (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.
37

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2020.

38

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
39

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
40

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0520-072420)

Annual Report
May 31, 2020
Classes A, C, I, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms NPORT-P is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Advance Despite Headwinds
Dear Shareholder,
During the one-year fiscal period of this report, the financial markets have shown us a wide range of potential conditions. They were on the upswing in the first half of the fiscal year, pushed by the tailwinds of easing trade tensions and supportive central bank policies. Then, in the second fiscal half came the headwind of the Covid-19 pandemic — measures taken to curtail the spread of the virus stalled the global economy and put the financial markets into a tailspin. In our opinion, the response from global policy makers was swift and massive, particularly from the U.S. Federal Reserve Board (“Fed”) and Congress; those actions have alleviated some of the pain during the contraction, and hopefully will foster recovery once the lockdowns are lifted.
In our view, the massive global policy response to the coronavirus crisis has created a wide divergence between asset prices and the real economy. The financial markets have resurged on expectations that the Fed will continue its support, that the pandemic eventually will subside and that the economy will quickly rebound once restraints are lifted. While policy alone is not sufficient, we believe it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe investors are discounting current conditions to focus on corporate earnings potential one to two years ahead.
Only time will tell if that is a wise approach; in the meantime, we still expect to face heightened economic and market uncertainty. Nonetheless, we believe the basics of investing remain intact: in our view, the best approach is to diversify one’s portfolio as broadly as possible, and avoid the temptation to time market entries and exits, seeking to capture gains or sidestep losses. The risk-return tradeoffs your advisor built into your portfolio are intended to achieve long-term investment goals; they should not be undone for any shorter-term considerations. In our view, even severe market disruptions such as the coronavirus pandemic should not distract investors from focusing on their long-term objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index*	Description
S&P MidCap 400®	An index that measures the performance of the mid-size company segment of the U.S. market.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

2

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Sector Diversification as of May 31, 2020 (as a percentage of net assets)

Information Technology	16.3%
Industrials	15.3%
Financials	14.3%
Consumer Discretionary	13.5%
Health Care	12.0%
Real Estate	9.1%
Materials	5.8%
Utilities	4.4%
Consumer Staples	3.6%
Communication Services	2.2%
Exchange-Traded Funds	2.1%
Energy	1.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May, 31 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.44% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned -0.81% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to weak security selection. On the sector level, stock selection within the financials and industrials sectors had the largest negative impact on performance. At the individual stock level, key detractors included underweight positions in West Pharmaceutical Services, Inc., a dental supply company, and Tyler Technologies, Inc., a software and services company, and an overweight position in Service Properties Trust, a real estate investment trust in the hospitality and travel services industry. Conversely, stock selection within the health care and energy sectors had the largest positive impact on performance. Among the key contributors were a non-benchmark position in technology firm Fortinet, Inc., and overweight positions in Masimo Corporation, a medical technology firm, and Old Dominion Freight Line, Inc., a trucking company in the industrials sector.
Top Ten Holdings as of May 31, 2020* (as a percentage of net assets)

iShares Core S&P Mid-Cap ETF	2.1%
Masimo Corp.	1.2%
Domino’s Pizza, Inc.	1.2%
Charles River Laboratories International, Inc.	1.1%
Chemed Corp.	1.0%
Molina Healthcare, Inc.	0.9%
Bio-Rad Laboratories, Inc.	0.9%
Service Corp. International	0.9%
Fair Isaac Corp.	0.9%
Teradyne, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative models seek to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-9.01%	0.48%	7.45%	—
Class C(2)	-4.81%	1.19%	7.25%	—
Class I	-3.25%	1.94%	8.06%	—
Class P3	-2.58%	—	—	-5.17%
Class R	-3.70%	1.44%	7.51%	—
Class W(3)	-3.22%	1.87%	7.98%	—
Excluding Sales Charge:
Class A	-3.44%	1.68%	7.78%	—
Class C	-3.85%	1.19%	7.25%	—
Class I	-3.25%	1.94%	8.06%	—
Class P3	-2.58%	—	—	-5.17%
Class R	-3.70%	1.44%	7.51%	—
Class W(3)	-3.22%	1.87%	7.98%	—
S&P MidCap	-0.81%	4.68%	10.45%	-7.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2020*
Class A	$1,000.00	$855.90	0.96%	$4.45	$1,000.00	$1,020.20	0.96%	$4.85
Class C	1,000.00	854.90	1.46	6.77	1,000.00	1,017.70	1.46	7.36
Class I	1,000.00	856.80	0.71	3.30	1,000.00	1,021.45	0.71	3.59
Class P3	1,000.00	859.80	0.01	0.05	1,000.00	1,024.95	0.01	0.05
Class R	1,000.00	854.70	1.21	5.61	1,000.00	1,018.95	1.21	6.11
Class W	1,000.00	856.90	0.71	3.30	1,000.00	1,021.45	0.71	3.59

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Mid Cap Research Enhanced Index Fund
and the Board of Trustees of Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”)), including the summary portfolio of investments, as of May 31, 2020, and the related statement of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 24, 2020
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2020

ASSETS:
Investments in securities at fair value+*	$104,187,700
Short-term investments at fair value†	950,425
Cash	16,383
Receivables:
Investment securities sold	258,865
Fund shares sold	5,542
Dividends	116,151
Prepaid expenses	62,096
Reimbursement due from Investment Adviser	27,559
Other assets	19,767
Total assets	105,644,488
LIABILITIES:
Payable for fund shares redeemed	18,082
Payable upon receipt of securities loaned	940,425
Payable for investment management fees	45,692
Payable for distribution and shareholder service fees	21,681
Payable to trustees under the deferred compensation plan (Note 6)	19,767
Payable for trustee fees	600
Other accrued expenses and liabilities	136,377
Total liabilities	1,182,624
NET ASSETS	$104,461,864
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$108,063,697
Total distributable loss	(3,601,833)
NET ASSETS	$104,461,864
+ Including securities loaned at value	$919,770
* Cost of investments in securities	$101,009,766
† Cost of short-term investments	$950,425
See Accompanying Notes to Financial Statements
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2020 (continued)

Class A
Net assets	$87,096,542
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,401,337
Net asset value and redemption price per share†	$13.61
Maximum offering price per share (5.75%)(1)	$14.44
Class C
Net assets	$748,769
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	59,762
Net asset value and redemption price per share†	$12.53
Class I
Net assets	$6,602,830
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	468,945
Net asset value and redemption price per share	$14.08
Class P3
Net assets	$2,715
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	188
Net asset value and redemption price per share	$14.42
Class R
Net assets	$9,927,366
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	745,368
Net asset value and redemption price per share	$13.32
Class W
Net assets	$83,642
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,921
Net asset value and redemption price per share	$14.13

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

STATEMENT OF OPERATIONS for the year ended May 31, 2020

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,183,604
Securities lending income, net	7,103
Total investment income	2,190,707
EXPENSES:
Investment management fees	659,751
Distribution and shareholder service fees:
Class A	241,732
Class C	20,221
Class O(1)	4,315
Class R	56,909
Transfer agent fees:
Class A	153,351
Class C	4,170
Class I	7,067
Class O(1)	2,693
Class P3	34
Class R	18,021
Class W	164
Shareholder reporting expense	18,300
Registration fees	131,373
Professional fees	41,724
Custody and accounting expense	47,259
Trustee fees	4,798
Licensing fee (Note 7)	17,992
Reorganization expense (Note 6)	14,948
Miscellaneous expense	18,386
Interest expense	108
Total expenses	1,463,316
Waived and reimbursed fees	(283,785)
Net expenses	1,179,531
Net investment income	1,011,176
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,271,057)
Net realized loss	(4,271,057)
Net change in unrealized appreciation (depreciation) on:
Investments	6,406
Net change in unrealized appreciation (depreciation)	6,406
Net realized and unrealized loss	(4,264,651)
Decrease in net assets resulting from operations	$(3,253,475)
* Foreign taxes withheld	$983

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$1,011,176	$1,209,373
Net realized gain (loss)	(4,271,057)	1,575,164
Net change in unrealized appreciation (depreciation)	6,406	(13,075,987)
Decrease in net assets resulting from operations	(3,253,475)	(10,291,450)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(862,824)	(11,262,614)
Class C	(10,958)	(495,788)
Class I	(81,556)	(831,186)
Class O(1)	—	(355,516)
Class P3	(17)	(288)
Class R	(131,422)	(1,313,838)
Class W	—	(13,667)
Total distributions	(1,086,777)	(14,272,897)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,979,566	73,095,088
Reinvestment of distributions	1,068,975	14,009,984
	13,048,541	87,105,072
Cost of shares redeemed	(28,030,578)	(93,020,917)
Net decrease in net assets resulting from capital share transactions	(14,982,037)	(5,915,845)
Net decrease in net assets	(19,322,289)	(30,480,192)
NET ASSETS:
Beginning of year or period	123,784,153	154,264,345
End of year or period	$104,461,864	$123,784,153

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-20	14.21	0.13	(0.60)	(0.47)	0.13	—	—	0.13	—	13.61	(3.44)	1.20	0.96	0.96	0.86	87,097	51
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
Class C
05-31-20	13.07	0.05•	(0.55)	(0.50)	0.04	—	—	0.04	—	12.53	(3.85)	1.70	1.46	1.46	0.37	749	51
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
Class I
05-31-20	14.70	0.17•	(0.62)	(0.45)	0.17	—	—	0.17	—	14.08	(3.25)	0.89	0.71	0.71	1.11	6,603	51
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
Class P3
05-31-20	14.88	0.28•	(0.65)	(0.37)	0.09	—	—	0.09	—	14.42	(2.58)	1.89	0.01	0.01	1.81	3	51
06-04-18(4) - 05-31-19	18.07	0.30	(1.77)	(1.47)	0.10	1.62	—	1.72	—	14.88	(7.63)	1.83	0.00*	0.00*	1.88	3	66
Class R
05-31-20	13.98	0.09	(0.58)	(0.49)	0.17	—	—	0.17	—	13.32	(3.70)	1.45	1.21	1.21	0.61	9,927	51
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
Class W
05-31-20	14.60	0.17•	(0.64)	(0.47)	—	—	—	—	—	14.13	(3.22)	0.95	0.71	0.71	1.11	84	51
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements
11

Financial Highlights (continued)

by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Mid Cap Research Enhanced Index was reorganized into a series of Voya Equity Trust (the “Trust”) and is now a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for Mid Cap Research Enhanced Index, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Mid Cap Research Enhanced Index were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or,

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$ 60,376,761	$75,318,209
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the
Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class P3 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class R
0.25%	0.75%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2020, the Distributor retained the following amounts in sales charges:

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:	$2,254	$—
Contingent Deferred Sales Charges:	$—	$82
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2020, the Fund incurred $14,948 of costs associated with the reorganization as a series of Voya Series Fund, Inc. with and into a series of Voya Equity Trust. The Investment Adviser reimbursed the Fund $985 of these costs. Please refer to Note 1 for additional information.
At May 31, 2020, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc.owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	9.28%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the
Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January, 1, 2020, the Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2020, the per account fees for affiliated recordkeeping services paid by the Fund were $7,212.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 0.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class P3, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2021, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 0.00%, 1.20% and 0.70% for Class A, Class C, Class I, Class P3, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2020, the Fund did not have any amount of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor.
The Expense Limitation Agreement is contractual through October 1, 2021 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2020, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
2	$2,993,000	2.66%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2020	326,301	—	52,444	(981,277)	238,377	(364,155)	5,074,069	—	847,492	(14,207,571)	3,766,357	(4,519,653)
5/31/2019	4,236,703	—	814,835	(894,116)	—	4,157,422	69,696,690	—	11,041,012	(13,914,693)	—	66,823,009
Class C
5/31/2020	8,817	—	724	(275,162)	—	(265,621)	122,930	—	10,788	(4,029,709)	—	(3,895,991)
5/31/2019	17,691	—	38,752	(61,911)	—	(5,468)	255,655	—	484,010	(934,243)	—	(194,578)
Class I
5/31/2020	377,537	—	4,839	(458,756)	—	(76,380)	6,160,299	—	80,814	(7,465,785)	—	(1,224,672)
5/31/2019	126,126	—	59,298	(192,294)	—	(6,870)	1,997,903	—	830,170	(3,209,816)	—	(381,743)
Class O(1)
5/31/2020	425	—	—	(4,558)	(234,810)	(238,943)	6,711	—	—	(69,069)	(3,766,357)	(3,828,715)
5/31/2019	15,269	—	25,609	(4,387,850)	—	(4,346,972)	271,420	—	352,385	(72,927,271)	—	(72,303,466)
Class P3
5/31/2020	—	—	1	—	—	1	—	—	17	—	—	17
6/4/2018(2) - 5/31/2019	167	—	20	—	—	187	3,000	—	287	—	—	3,287
Class R
5/31/2020	46,224	—	8,204	(154,880)	—	(100,452)	615,557	—	129,864	(2,241,369)	—	(1,495,948)
5/31/2019	57,241	—	97,059	(127,258)	—	27,042	845,560	—	1,295,729	(1,996,687)	—	144,602
Class W
5/31/2020	—	—	—	(1,251)	—	(1,251)	—	—	—	(17,075)	—	(17,075)
5/31/2019	1,441	—	460	(2,375)	—	(474)	24,860	—	6,391	(38,207)	—	(6,956)

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2020:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$66,551	$(66,551)	$—
BNP Paribas Prime Brokerage Intl Ltd	220,589	(220,589)	—
Deutsche Bank Securities Inc.	9,837	(9,837)	—
Goldman Sachs & Co. LLC	5,704	(5,704)	—
Natixis Securities America LLC	183,211	(183,211)	—
Nomura Securities International, Inc.	433,878	(433,878)	—
Total	$919,770	$(919,770)	$—

(1)
Cash collateral with a fair value of  $940,425 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards and wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2020	Year Ended May 31, 2019
Ordinary Income	Ordinary Income	Long-term Capital Gains
$1,086,777	$4,867,977	$9,404,920
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2020 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$310,041	$2,428,661	$(3,903,647)	Short-term	None
		(2,412,505)	Long-term	None
$(6,316,152)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Fund’s ability to honor redemption requests timely and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 17 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Communication Services: 2.2%
101,704 (1)	Other Securities	$2,254,244	2.2

	Consumer Discretionary: 13.5%
11,024	Brunswick Corp.	606,430	0.6
4,019 (2)	Deckers Outdoor Corp.	733,588	0.7
3,340	Domino’s Pizza, Inc.	1,288,706	1.2
8,881 (2)	Etsy, Inc.	719,183	0.7
28,317	Gentex Corp.	748,702	0.7
23,901	Service Corp. International	942,416	0.9
275,780 (1)(3)	Other Securities	9,068,424	8.7
		14,107,449	13.5
	Consumer Staples: 3.6%
19,181 (2)	BJ’s Wholesale Club Holdings, Inc.	690,516	0.7
8,047	Ingredion, Inc.	677,799	0.6
63,144 (1)	Other Securities	2,396,931	2.3
		3,765,246	3.6
	Energy: 1.1%
118,382 (1)	Other Securities	1,204,375	1.1

	Financials: 14.3%
17,959	East West Bancorp, Inc.	627,667	0.6
14,557	First American Financial Corp.	734,983	0.7
6,635	Hanover Insurance Group, Inc.	665,822	0.6
43,539	Old Republic International Corp.	678,773	0.6
6,410	Primerica, Inc.	728,433	0.7
6,343	Reinsurance Group of America, Inc.	575,627	0.6
13,618	SEI Investments Co.	738,368	0.7
5,719	Signature Bank	588,542	0.6
397,016 (1)	Other Securities	9,620,982	9.2
		14,959,197	14.3
	Health Care: 12.0%
3,768 (2)	Amedisys, Inc.	723,644	0.7
1,935 (2)	Bio-Rad Laboratories, Inc.	950,704	0.9
6,334 (2)	Charles River Laboratories International, Inc.	1,137,966	1.1
2,108	Chemed Corp.	1,008,699	1.0
26,560 (2)	Exelixis, Inc.	656,298	0.6
5,337 (2)	Haemonetics Corp.	585,362	0.6
5,390 (2)	Masimo Corp.	1,294,624	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
5,125 (2)	Molina Healthcare, Inc.	$952,328	0.9
5,562 (2)	PRA Health Sciences, Inc.	575,667	0.5
71,806 (1)	Other Securities	4,663,996	4.5
		12,549,288	12.0
	Industrials: 15.3%
6,009	Curtiss-Wright Corp.	602,703	0.6
9,587	EMCOR Group, Inc.	609,254	0.6
5,022	Hubbell, Inc.	614,793	0.6
12,408	ITT, Inc.	715,941	0.7
7,629	Regal Beloit Corp.	606,811	0.6
12,856	Werner Enterprises, Inc.	594,204	0.5
225,218 (1)	Other Securities	12,228,834	11.7
		15,972,540	15.3
	Information Technology: 16.3%
9,589 (2)	Arrow Electronics, Inc.	662,408	0.6
2,760 (2)	CACI International, Inc.	692,153	0.7
15,079 (2)	Ciena Corp.	833,266	0.8
10,463 (2)	Cirrus Logic, Inc.	758,358	0.7
2,310 (2)	Fair Isaac Corp.	930,121	0.9
6,225	MKS Instruments, Inc.	657,547	0.6
16,252	National Instruments Corp.	629,277	0.6
13,797	Teradyne, Inc.	924,675	0.9
196,096 (1)	Other Securities	10,955,912	10.5
		17,043,717	16.3
	Materials: 5.8%
6,433	Reliance Steel & Aluminum Co.	624,001	0.6
27,424	Steel Dynamics, Inc.	728,381	0.7
148,492 (1)	Other Securities	4,734,696	4.5
		6,087,078	5.8
	Real Estate: 9.1%
9,359	Camden Property Trust	857,004	0.8
20,788	Cousins Properties, Inc.	646,922	0.6
5,243	EastGroup Properties, Inc.	609,499	0.6
22,237	First Industrial Realty Trust, Inc.	842,338	0.8
17,552	Highwoods Properties, Inc.	671,715	0.7
10,653	Lamar Advertising Co.	706,294	0.7
198,730 (1)	Other Securities	5,162,942	4.9
		9,496,714	9.1
	Utilities: 4.4%
10,529	NorthWestern Corp.	633,004	0.6
14,017	PNM Resources, Inc.	572,174	0.6

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
84,378	Other Securities	$3,357,729	3.2
		4,562,907	4.4
	Total Common Stock (Cost $99,089,623)	102,002,755	97.6
EXCHANGE-TRADED FUNDS: 2.1%
12,406	iShares Core S&P Mid-Cap ETF	2,184,945	2.1
	Total Exchange-Traded Funds (Cost $1,920,143)	2,184,945	2.1
	Total Long-Term Investments (Cost $101,009,766)	104,187,700	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.9%
940,425 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $940,430, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $959,234, due 05/31/20-05/20/50) (Cost $940,425)	940,425	0.9
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.0%
10,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150% (Cost $10,000)	$10,000	0.0
	Total Short-Term Investments (Cost $950,425)	950,425	0.9
	Total Investments in Securities (Cost $101,960,191)	$105,138,125	100.6
	Liabilities in Excess of Other Assets	(676,261)	(0.6)
	Net Assets	$104,461,864	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of May 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$102,002,755	$—	$—	$102,002,755
Exchange-Traded Funds	2,184,945	—	—	2,184,945
Short-Term Investments	10,000	940,425	—	950,425
Total Investments, at fair value	$104,197,700	$940,425	$—	$105,138,125

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
23

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2020 (continued)

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $102,709,463.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,352,000
Gross Unrealized Depreciation	(14,923,339)
Net Unrealized Appreciation	$2,428,661

See Accompanying Notes to Financial Statements
24

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1315
Class C	NII	$0.0435
Class I	NII	$0.1692
Class P3	NII	$0.0903
Class R	NII	$0.1688
Class W	NII	$—

NII – Net investment income
Of the ordinary distributions made during the year ended May 31, 2020, 100% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2020, 100% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates $422,393 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
25

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.
26

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2020.

27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

30

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0520-072420)

Annual Report
May 31, 2020
Voya Global Multi-Asset Fund
Classes A, C, I, R6 and W
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms NPORT-P is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Advance Despite Headwinds
Dear Shareholder,
During the one-year fiscal period of this report, the financial markets have shown us a wide range of potential conditions. They were on the upswing in the first half of the fiscal year, pushed by the tailwinds of easing trade tensions and supportive central bank policies. Then, in the second fiscal half came the headwind of the Covid-19 pandemic — measures taken to curtail the spread of the virus stalled the global economy and put the financial markets into a tailspin. In our opinion, the response from global policy makers was swift and massive, particularly from the U.S. Federal Reserve Board (“Fed”) and Congress; those actions have alleviated some of the pain during the contraction, and hopefully will foster recovery once the lockdowns are lifted.
In our view, the massive global policy response to the coronavirus crisis has created a wide divergence between asset prices and the real economy. The financial markets have resurged on expectations that the Fed will continue its support, that the pandemic eventually will subside and that the economy will quickly rebound once restraints are lifted. While policy alone is not sufficient, we believe it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe investors are discounting current conditions to focus on corporate earnings potential one to two years ahead.
Only time will tell if that is a wise approach; in the meantime, we still expect to face heightened economic and market uncertainty. Nonetheless, we believe the basics of investing remain intact: in our view, the best approach is to diversify one’s portfolio as broadly as possible, and avoid the temptation to time market entries and exits, seeking to capture gains or sidestep losses. The risk-return tradeoffs your advisor built into your portfolio are intended to achieve long-term investment goals; they should not be undone for any shorter-term considerations. In our view, even severe market disruptions such as the coronavirus pandemic should not distract investors from focusing on their long-term objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Short Treasury 1-3 Month Index	The index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
Bloomberg Barclays U.S. Treasury TIPS Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
2

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Target Allocations as of May 31, 2020(1) (as a percentage of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	29.00%
U.S. Mid-Capitalization Stocks	2.00%
Non-U.S./International Stocks	21.00%
Emerging Markets	9.00%
Global Real Estate	5.00%
Core Fixed Income	10.00%
International Bonds	8.00%
High Yield	9.00%
Senior Debt	3.00%
TIPS	2.00%
U.S. Treasury Bill 3M	2.00%
Total	100%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change
Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)*, reflects these target allocations.
Performance: For the year ended May 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.05% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 6.25%, 9.42%, -2.81%, 11.46% and 2.42%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite.
The GMA Composite trailed the S&P Target Risk® Growth Index mainly because of a lower weight in high-quality core fixed income, which held up well during the first quarter of 2020’s market tumult. The GMA Composite was also held back by a higher allocation to U.S. large cap value stocks, emerging market stocks and real estate investment trusts. In 2019, these asset classes lagged U.S. large cap core equity, in which the S&P Target Risk® Growth Index holds a big allocation, and the underperformance trend was exacerbated by the coronavirus pandemic and resultant recession. In short, quality U.S. assets — government bonds, corporate bonds, large growth stocks — have performed best during the period, and the S&P Target Risk® Growth Index had more allocated to those areas.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the composite asset allocation over the short- and medium-term. Tactical asset allocation was essentially neutral over the period before fees and expenses. The primary drag on excess returns was an overweight to global stocks and underweight to U.S. core fixed income. In February and March, risk-assets plunged and investors flocked to safety in bonds. At the time, the Fund was overweight in stocks and, as a result, has lagged. Foreseeing the bear market as more of a temporary shock, rather than the start of a new secular phase, the Fund remained overweight in stocks, and portfolio managers added to risk in the depths of the downdraft, which helped relative returns in the subsequent rebound. The biggest contributor over the period was a tactical overweight to U.S. large cap stocks. The Fund’s managers have continued to tilt the Fund toward this asset class, as they believe the scale of large U.S. companies provide incredible competitive advantages, the sector composition of the U.S. market is better than other areas of the world and that extraordinarily stimulative U.S. policy should further tighten the equity risk premium.
The Fund also attempts to outperform the return of the composite through the selection of underlying funds, which represent the various asset classes within the composite. Underlying fund selection detracted over the period. The underlying funds with the largest underperformance versus their asset class benchmarks were Voya U.S. High Dividend Low Volatility Fund, Voya Strategic Income Opportunities Fund and Voya Large Cap Growth Fund. The underlying funds with the highest outperformance were Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager Mid Cap Value Fund and Voya High Yield Bond Fund.
The Fund utilizes derivatives including futures, currency forwards and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the reporting period, systematic strategies, in aggregate, modestly detracted from performance.
Current Strategy and Outlook: Our investment outlook for the next six-to-twelve months is predicated on two central views: the first being that the U.S. economy will be able to slowly reopen without setting off a catastrophic increase of infections and secondly that government initiatives will sufficiently backstop economic growth while the country heals on its way to a new post-COVID normal.
We believe that reopening efforts hinge on the country’s ability to make progress on the three Ts: testing, tracing and treatment. As of the date of this report, the daily number of tests performed has ramped up, the percentage of positive test results has declined along with daily new infections reported. In total, as of this writing, the U.S. has tested more than eight million people or about

3

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

2.5% of the population, the fifth highest proportion of any country in the world.(1) These are positive trends, but we believe that we need to see daily testing capacity continue to increase. We also need to see more headway on the tracing front before hotspot areas can reopen confidently. The necessary guidance, training and digital tools appear to be available.(2)
In our opinion, the next step is to roll out a sweeping contact-monitoring program across states and convince people to follow the rules. Most encouragingly, in our view, headway is being made on the treatment front. There are currently 99 vaccines and 182 treatments under development.(3) Gilead’s antiviral, Remdesivir, has garnered a lot of attention as recent results show improvements in patients’ time to discharge, declining from 15 days to 11 days, and mortality rate falling from 11% to 8%.(4) In addition, there are a host of antibody, antiviral, cell-based and other treatments working their way through the pipeline that make us optimistic that a gradual reopening will be sustainable.
We believe that the large divergence between asset prices and the real economy has been created by the incredible global policy response to this crisis. We realize a policy alone is not sufficient, but in our opinion it is creating the conditions necessary for a robust recovery, and markets have been quick to discount such a scenario playing out. On the monetary front, the U.S. Federal Reserve has proven its commitment to maintaining sufficient liquidity to ensure well-functioning financial markets.
The European and Japanese central banks have also been actively involved, with the Bank of Japan expanding its balance sheet to over 100% of GDP. In our opinion, Japanese and U.S. fiscal policies have been more aggressive than in the European Union. Europe’s lawmakers are struggling to reach consensus on a plan that appropriately balances the costs and benefits among euro zone countries. As a result, Italian bond spreads have widened due to the higher solvency risks in the country’s banking sector. In theory, Japan’s fiscal flexibility is somewhat constrained by its already enormous debt load. Meanwhile, the U.S. House of Representatives is in the process of constructing another round of stimulus; this supports our continued preference for U.S. assets.
Despite the outperformance of mega-cap U.S. technology stocks, pushing the growth and value spread to its widest level on record, we are still overweight in U.S. large caps — we think investors will continue to favor higher-profile companies until we see evidence of a broad-based economic recovery. Recently we reduced our emerging market equity overweight and reallocated the proceeds to U.S. large cap. We think many developing countries face painful adjustments, given below-trend growth, higher borrowing costs and balance of payments issues that we believe will make it difficult to fund current-account deficits. While in our opinion Asia is in a better position than other emerging regions, China could experience headwinds — it has become the target of political backlash around the world for being the source of the outbreak.

*
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2020, the Index allocation is approximately: 24.0% of the S&P 500® Index, 10.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 21.0% of the MSCI EAFE® Index, 9.0% of the MSCI Emerging Markets IndexSM, 5.0% of the Russell 1000® Value Index, 2.0% of the Russell Midcap® Index, 8.0 % of the Bloomberg Barclays Global Aggregate Index, 9.0% of the Bloomberg Barclays High Yield Bond Index, 3.0% of S&P/LSTA Leveraged Loan Index, 5.0% of the FTSE EPRA Nareit Developed Index, 2.0% of the Bloomberg Barclays U.S. Treasury TIPS Index and 2.0% of the Bloomberg Barclays U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
(1)
Source: www.OurWorldInData.org, accessed 5/7/2020

(2)
Source: https://www.cdc.gov/coronavirus/2019-ncov/php/open-america/contact-tracing.html, accessed 5/7/2020

(3)
Source: https://milkeninstitute.org/covid-19-tracker, accessed 5/7/2020

(4)
Details of the study and patient population can be found here: https://clinicaltrials.gov/ct2/show/NCT04280705

4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-4.77%	1.74%	5.21%
Class C(2)	-0.65%	2.17%	5.03%
Class I	1.28%	3.19%	6.10%
Class R6(3)	1.35%	3.02%	6.02%
Class W(4)	1.22%	3.20%	6.07%
Excluding Sales Charge:
Class A	1.05%	2.95%	5.83%
Class C	0.31%	2.17%	5.03%
Class I	1.28%	3.19%	6.10%
Class R6(3)	1.35%	3.02%	6.02%
Class W(4)	1.22%	3.20%	6.07%
S&P Target Risk® Growth Index Total Return	5.99%	4.91%	7.49%
S&P Target Risk® Growth Index Gross	6.25%	5.18%	7.76%
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%	3.94%	3.92%
MSCI EAFE® Index	-2.81%	0.79%	5.27%
Russell 3000® Index	11.46%	9.17%	12.80%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective September 30, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2020**	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2020**
Class A	$1,000.00	$937.20	0.59%	$2.86	$1,000.00	$1,022.05	0.59%	$2.98
Class C	1,000.00	934.00	1.34	6.48	1,000.00	1,018.30	1.34	6.76
Class I	1,000.00	938.20	0.34	1.65	1,000.00	1,023.30	0.34	1.72
Class R6	1,000.00	938.20	0.34	1.65	1,000.00	1,023.30	0.34	1.72
Class W	1,000.00	938.30	0.34	1.65	1,000.00	1,023.30	0.34	1.72

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Global Multi-Asset Fund
and the Board of Trustees of Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 24, 2020
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2020

ASSETS:
Investments in securities at fair value*	$24,202
Investments in affiliated underlying funds at fair value**	75,992,503
Investments in unaffiliated underlying funds at fair value***	44,181,316
Cash collateral for futures	3,291,716
Receivables:
Fund shares sold	13,612
Dividends	68
Interest	239
Unrealized appreciation on forward foreign currency contracts	397,847
Prepaid expenses	57,233
Reimbursement due from Investment Adviser	32,991
Other assets	21,893
Total assets	124,013,620
LIABILITIES:
Payable for fund shares redeemed	11,353
Unrealized depreciation on forward foreign currency contracts	27,176
Payable for investment management fees	26,600
Payable for distribution and shareholder service fees	24,455
Payable to custodian due to bank overdraft	64,249
Payable to custodian due to foreign currency overdraft****	1,844
Payable to trustees under the deferred compensation plan (Note 6)	21,893
Payable for trustee fees	669
Other accrued expenses and liabilities	84,977
Total liabilities	263,216
NET ASSETS	$123,750,404
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$124,985,188
Total distributable loss	(1,234,784)
NET ASSETS	$123,750,404
* Cost of investments in securities	$24,153
** Cost of investments in affiliated underlying funds	$74,601,962
*** Cost of investments in unaffiliated underlying funds	$42,585,562
**** Cost of foreign currency overdraft	$1,831
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2020 (continued)

Class A
Net assets	$109,356,528
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,336,943
Net asset value and redemption price per share†	$10.58
Maximum offering price per share (5.75%)(1)	$11.23
Class C
Net assets	$3,058,378
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	285,706
Net asset value and redemption price per share†	$10.70
Class I
Net assets	$11,114,730
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,031,819
Net asset value and redemption price per share	$10.77
Class R6
Net assets	$49,925
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,617
Net asset value and redemption price per share	$10.81
Class W
Net assets	$170,843
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	15,887
Net asset value and redemption price per share	$10.75

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the Year Ended May 31, 2020

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,006,564
Dividends from unaffiliated underlying funds	1,026,661
Interest	15,259
Total investment income	4,048,484
EXPENSES:
Investment management fees	352,269
Distribution and shareholder service fees:
Class A	284,518
Class C	71,184
Class O(1)	2,198
Transfer agent fees:
Class A	183,029
Class C	11,035
Class I	12,103
Class O(1)	705
Class R6	261
Class W	231
Shareholder reporting expense	34,770
Registration fees	113,076
Professional fees	39,162
Custody and accounting expense	48,153
Trustee fees	5,351
Reorganization expense (Note 6)	15,054
Miscellaneous expense	19,148
Interest expense	489
Total expenses	1,192,736
Waived and reimbursed fees	(376,913)
Net expenses	815,823
Net investment income	3,232,661
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,166
Sale of affiliated underlying funds	(2,164,098)
Sale of unaffiliated underlying funds	342,073
Capital gain distributions from affiliated underlying funds	686,088
Forward foreign currency contracts	67,431
Foreign currency related transactions	(392,286)
Futures	(1,738,865)
Swaps	(240,332)
Net realized loss	(3,420,823)
Net change in unrealized appreciation (depreciation) on:
Investments	(432)
Affiliated underlying funds	(1,747,143)
Unaffiliated underlying funds	2,313,080
Forward foreign currency contracts	378,518
Foreign currency related transactions	(5,901)
Futures	1,022,169
Net change in unrealized appreciation (depreciation)	1,960,291
Net realized and unrealized loss	(1,460,532)
Increase in net assets resulting from operations	$1,772,129

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$3,232,661	$2,214,724
Net realized gain (loss)	(3,420,823)	7,941,720
Net change in unrealized appreciation (depreciation)	1,960,291	(13,640,946)
Increase (decrease) in net assets resulting from operations	1,772,129	(3,484,502)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(6,984,729)	(5,048,977)
Class C	(482,064)	(451,007)
Class I	(755,195)	(547,635)
Class O(1)	—	(74,920)
Class R6	(2,136)	(99)
Class W	(10,355)	(4,118)
Total distributions	(8,234,479)	(6,126,756)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,397,486	58,060,862
Reinvestment of distributions	7,686,918	5,715,446
	19,084,404	63,776,308
Cost of shares redeemed	(24,736,809)	(77,093,884)
Net decrease in net assets resulting from capital share transactions	(5,652,405)	(13,317,576)
Net decrease in net assets	(12,114,755)	(22,928,834)
NET ASSETS:
Beginning of year or period	135,865,159	158,793,993
End of year or period	$123,750,404	$135,865,159

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-20	11.12	0.27•	(0.09)	0.18	0.22	0.50	—	0.72	—	10.58	1.05	0.88	0.59	0.59	2.41	109,357	47
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
Class C
05-31-20	11.22	0.24•	(0.15)	0.09	0.11	0.50	—	0.61	—	10.70	0.31	1.63	1.34	1.34	2.07	3,058	47
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
Class I
05-31-20	11.31	0.31•	(0.10)	0.21	0.25	0.50	—	0.75	—	10.77	1.28	0.57	0.34	0.34	2.68	11,115	47
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
Class R6
05-31-20	11.35	0.29	(0.07)	0.22	0.26	0.50	—	0.76	—	10.81	1.35	1.22	0.34	0.34	2.53	50	47
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
05-31-20	11.30	0.32•	(0.12)	0.20	0.25	0.50	—	0.75	—	10.75	1.22	0.63	0.34	0.34	2.79	171	47
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Global Multi-Asset was reorganized into a series of Voya Equity Trust (the “Trust”) and is now a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for Global Multi-Asset, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Multi-Asset were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution- size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2020, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $397,847 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of May 31, 2020. As of May 31, 2020, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2020, the Fund had a liability position of $27,176 on open forward foreign currency contracts. If a contingent feature would have been triggered as of May 31, 2020, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2020, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2020, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $17,195,052 and $16,426,509, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at May 31, 2020.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2020, the Fund had purchased and sold futures

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2020, the Fund had average notional values on futures contracts purchased and sold of  $19,192,881 and $19,316,399, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at May 31, 2020.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return,

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended May 31, 2020, the Fund entered into total return swaps on equity indices with an average notional amount of  $11,499,959 and $11,500,128 on receiver and payer total return swaps, respectively. There were no open total return swaps at May 31, 2020.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2020, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$ 61,538,391	$75,408,273
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2020, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$2,312	$—
Contingent Deferred Sales Charges:	$94	$40
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2020, the Fund incurred $15,054 of costs associated with the reorganization as a series of Voya Series Fund, Inc. with and into a series of Voya Equity Trust. The Investment Adviser reimbursed the Fund $1,091 of these costs. Please refer to Note 1 for additional information.
At May 31, 2020, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’
deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January, 1, 2020, the Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the period ended May 31, 2020, the per account fees for affiliated recordkeeping services paid by the Fund were $7,212.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
May 31,			Total
2021	2022	2023
$451,892	$279,379	$305,457	$1,036,728
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Adviser, and the related expiration dates, as of May 31, 2020, are as follows:
	May 31,
	2021	2022	2023	Total
Class A	$78,897	$21,928	$66,304	$167,129
Class C	9,462	3,132	3,735	16,329
Class R6	—	25	229	254
Class W	63	22	97	182
The Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2020 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
9	$862,889	1.48%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2020	867,181	—	560,793	(1,231,392)	154,532	351,114	10,009,467	—	6,488,399	(13,779,886)	1,843,565	4,561,545
5/31/2019	4,854,154	—	448,440	(1,135,697)	—	4,166,897	56,437,978	—	4,677,231	(13,003,642)	—	48,111,567
Class C
5/31/2020	44,168	—	39,543	(785,194)	—	(701,483)	479,381	—	464,235	(9,227,844)	—	(8,284,228)
5/31/2019	43,285	—	41,466	(367,229)	—	(282,478)	495,359	—	437,879	(4,223,237)	—	(3,289,999)
Class I
5/31/2020	65,694	—	61,325	(146,093)	—	(19,074)	758,666	—	721,793	(1,656,886)	—	(176,427)
5/31/2019	45,724	—	49,275	(161,894)	—	(66,895)	541,058	—	522,314	(1,904,511)	—	(841,139)
Class O(1)
5/31/2020	102	—	—	(1,967)	(155,706)	(157,571)	1,173	—	—	(22,830)	(1,843,565)	(1,865,222)
5/31/2019	42,624	—	7,117	(4,991,494)	—	(4,941,753)	509,851	—	73,806	(57,929,103)	—	(57,345,446)
Class R6
5/31/2020	5,668	—	181	(1,501)	—	4,348	64,208	—	2,136	(17,369)	—	48,975
5/31/2019	—	—	9	—	—	9	—	—	98	—	—	98
Class W
5/31/2020	7,370	—	881	(2,790)	—	5,461	84,591	—	10,355	(31,994)	—	62,952
5/31/2019	6,427	—	389	(2,831)	—	3,985	76,616	—	4,118	(33,391)	—	47,343

(1)
Class O converted to Class A on November 22, 2019.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, capital loss carryforwards and wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2020		Year Ended May 31, 2019
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$2,452,004	$5,782,475	$4,178,917	$1,947,839
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2020 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$901,842	$649,970	$(2,767,924)	Long-term	None
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether
LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (continued)

NOTE 12 — LIQUIDITY (continued)

investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Fund’s ability to honor redemption requests timely and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards
Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 15 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.7%
14,012	iShares 20+ Year Treasury Bond ETF	$2,292,223	1.9
66,830	Vanguard Global ex-U.S. Real Estate ETF	3,056,136	2.5
39,028	Vanguard Real Estate ETF	3,021,938	2.4
61,113	Vanguard Russell 1000 Value	6,124,745	4.9
	Total Exchange-Traded Funds (Cost $14,718,256)	14,495,042	11.7
MUTUAL FUNDS: 85.4%
	Affiliated Investment Companies: 61.4%
421,617	Voya Floating Rate Fund - Class I	3,587,961	2.9
1,023,438	Voya Global Bond Fund - Class R6	9,630,551	7.8
1,605,147	Voya High Yield Bond Fund - Class R6	12,022,552	9.7
865,834	Voya Intermediate Bond Fund - Class R6	9,117,228	7.4
51,509 (1)	Voya MidCap Opportunities Fund - Class R6	1,276,390	1.0
1,005,854	Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,943,695	8.9
1,728,506	Voya Multi-Manager International Equity Fund - Class I	17,613,476	14.2
1,041,751	Voya Multi-Manager International Factors Fund - Class I	8,729,876	7.1
164,610	Voya Multi-Manager Mid Cap Value Fund - Class I	1,288,897	1.0
187,172	Voya Strategic Income Opportunities Fund - Class R6	1,781,877	1.4
		75,992,503	61.4

	Unaffiliated Investment Companies: 24.0%
882,994	TIAA-CREF S&P 500 Index Fund - Class I	29,686,274	24.0
	Total Mutual Funds (Cost $102,469,268)	105,678,777	85.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 0.768%, (US0001M + 0.600)%, 07/25/2033	$2,301	0.0
21,636 (2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.191%, 12/25/2037	21,901	0.0
	Total Asset-Backed Securities (Cost $24,153)	24,202	0.0
	Total Investments in Securities (Cost $117,211,677)	$120,198,021	97.1
	Assets in Excess of Other Liabilities	3,552,383	2.9
	Net Assets	$123,750,404	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of May 31, 2020.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Reference Rate Abbreviations:
US0001M       1-month LIBOR

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,495,042	$—	$—	$14,495,042
Mutual Funds	105,678,777	—	—	105,678,777
Asset-Backed Securities	—	24,202	—	24,202
Total Investments, at fair value	$120,173,819	$24,202	$—	$120,198,021
Other Financial Instruments+
Forward Foreign Currency Contracts	—	397,847	—	397,847
Futures	2,338,982	—	—	2,338,982
Total Assets	$122,512,801	$422,049	$—	$122,934,850
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(27,176)	$—	$(27,176)
Futures	(1,481,052)	—	—	(1,481,052)
Total Liabilities	$(1,481,052)	$(27,176)	$—	$(1,508,228)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2020, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK 13,800,000	USD 1,343,558	BNP Paribas	06/03/20	$76,098
USD 6,778,748	GBP 5,400,000	Citibank N.A.	06/03/20	109,745
NZD 7,100,000	USD 4,308,092	Goldman Sachs International	06/03/20	99,226
USD 1,337,166	JPY 142,800,000	Morgan Stanley Capital Services LLC	06/03/20	13,024
AUD 4,400,000	USD 2,835,937	The Bank of New York Mellon	06/03/20	96,891
SGD 4,000,000	USD 2,828,402	The Bank of New York Mellon	06/03/20	2,863
USD 3,636,065	EUR 3,300,000	The Bank of New York Mellon	06/03/20	(27,176)
				$370,671
At May 31, 2020, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	53	06/19/20	$3,690,920	$314,398
S&P 500® E-Mini	93	06/19/20	14,145,300	2,024,584
U.S. Treasury Ultra Long Bond	10	09/21/20	2,180,313	(21,235)
			$20,016,533	$2,317,747

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2020 (continued)

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
EURO STOXX 50® Index	(189)	06/19/20	(6,390,493)	(528,813)
Mini MSCI EAFE Index	(29)	06/19/20	(2,502,120)	(137,386)
Mini MSCI Emerging Markets Index	(40)	06/19/20	(1,865,800)	(82,835)
Tokyo Price Index (TOPIX)	(33)	06/11/20	(4,770,458)	(705,167)
U.S. Treasury 10-Year Note	(34)	09/21/20	(4,728,125)	(5,616)
			$(20,256,996)	$(1,459,817)

Currency Abbreviations
AUD –  Australian Dollar
EUR –  EU Euro
GBP –  British Pound
JPY –  Japanese Yen
NOK –  Norwegian Krone
NZD –  New Zealand Dollar
SGD –  Singapore Dollar
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$2,338,982
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	397,847
Total Asset Derivatives		$2,736,829
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$1,454,202
Interest rate contracts	Net Assets — Unrealized depreciation*	26,851
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	27,176
Total Liability Derivatives		$1,508,229

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$67,431	$—	$—	$67,431
Equity contracts	—	(1,665,493)	(10,741)	(1,676,234)
Interest rate contracts	—	(73,372)	(229,591)	(302,963)
Total	$67,431	$(1,738,865)	$(240,332)	$(1,911,766)
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$378,518	$—	$378,518
Equity contracts	—	1,044,403	1,044,403
Interest rate contracts	—	(22,234)	(22,234)
Total	$378,518	$1,022,169	$1,400,687
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2020:
	BNP Paribas	Citibank N.A.	Goldman Sachs International	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$76,098	$109,745	$99,226	$13,024	$99,754	$397,847
Total Assets	$76,098	$109,745	$99,226	$13,024	$99,754	$397,847
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$—	$27,176	$27,176
Total Liabilities	$—	$—	$—	$—	$27,176	$27,176
Net OTC derivative instruments by counterparty, at fair value	$76,098	$109,745	$99,226	$13,024	$72,578	$370,671
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$76,098	$109,745	$99,226	$13,024	$72,578	$370,671

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$8,435,303	$872,682	$(5,519,070)	$(200,954)	$3,587,961	$388,936	$(797,824)	$—
Voya Global Bond Fund - Class R6	14,266,890	1,555,750	(5,965,981)	(226,108)	9,630,551	595,843	(18,063)	—
Voya High Yield Bond Fund - Class R6	5,661,383	7,545,859	(1,239,387)	54,697	12,022,552	338,096	(57,921)	—
Voya Intermediate Bond Fund - Class R6	6,454,841	4,602,985	(2,151,603)	211,005	9,117,228	228,613	64,635	4,973
Voya Large-Cap Growth Fund - Class R6	3,031,115	142,279	(3,043,439)	(129,955)	—	20,484	359,264	121,796
Voya MidCap Opportunities Fund - Class R6	2,749,855	253,372	(1,120,073)	(606,764)	1,276,390	—	663,999	167,177
Voya Multi-Manager Emerging Markets Equity Fund - Class I	11,815,367	1,019,269	(1,697,222)	(193,719)	10,943,695	219,681	(144,900)	67,928
Voya Multi-Manager International Equity Fund - Class I	12,034,461	6,905,948	(1,322,032)	(4,901)	17,613,476	254,224	(7,145)	—
Voya Multi-Manager International Factors Fund - Class I	14,933,560	1,218,016	(6,918,345)	(503,355)	8,729,876	491,614	(808,858)	—
See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2020 (continued)

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Mid Cap Value Fund - Class I	2,624,403	521,142	(1,955,340)	98,692	1,288,897	32,963	(568,811)	240,894
Voya Small Company Fund - Class R6	2,622,965	2,369,786	(4,514,582)	(478,169)	—	6,611	190,190	—
Voya Strategic Income Opportunities Fund - Class R6	6,490,969	660,910	(5,280,620)	(89,382)	1,781,877	243,627	(410,466)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	7,167,271	47,611	(7,536,652)	321,770	—	47,611	9,461	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	7,418,683	(7,418,683)	—	—	138,261	(637,660)	83,321
	$98,288,383	$35,134,292	$(55,683,029)	$(1,747,143)	$75,992,503	$3,006,564	$(2,164,098)	$686,088

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $120,769,173.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,790,434
Gross Unrealized Depreciation	(5,140,464)
Net Unrealized Appreciation	$649,970
See Accompanying Notes to Financial Statements
29

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.2173
Class C	NII	$0.1069
Class I	NII	$0.2468
Class R6	NII	$0.2552
Class W	NII	$0.2501
All Classes	STCG	$0.0003
All Classes	LTCG	$0.5013

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2020, 23.09% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2020, 49.98% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 28.04% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $5,782,475 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $87,936 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2020:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$86,248	$0.0074	25.26%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2020.

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management − Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (0520-072420)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended May 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended May 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years $202,100 for the year ended May 31, 2020 and $167,955 for the year ended May 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2020 and $0 for the year ended May 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $21,450 for the year ended May 31, 2020 and $77,261 for the year ended May 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2020 and $1,807 for the year ended May 31, 2019.

(1) For the year ended May 31, 2020, KPMG billed $2,741 for Audit Fees.

(2) For the year ended May 31, 2020, KPMG billed $56,343 for Tax Fees.

(3) For the year ended May 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2020 and May 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Equity Trust	$21,450	$79,068
Voya Investments, LLC (2)	$14,844,215	$55,200

(1) For the year ended May 31, 2020, KPMG billed the Registrant $56,343 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed here in, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund, and the Board of Trustees of Voya Equity Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund (collectively referred to as the “Funds”), (six of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of May 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the portfolio of investments in securities as of May 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments in securities present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Voya Equity Trust) at May 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statements of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements and portfolio of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and portfolio of investments in securities are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments in securities. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

July 24, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund and the Board of Trustees of Voya Equity Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (collectively referred to as the “Funds”), (two of the funds constituting Voya Equity Trust (the “Trust”)), including the summary portfolios of investments, as of May 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the portfolio of investments in securities as of May 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments in securities present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting Voya Equity Trust) at May 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statements of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements and portfolio of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and portfolio of investments in securities are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments in securities. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

July 24, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Mid Cap Research Enhanced Index Fund and the Board of Trustees of Voya Equity Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”), including the summary portfolio of investments, as of May 31, 2020, and the related statement of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the portfolio of investments in securities as of May 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments in securities present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended May 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements and portfolio of investments in securities based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and portfolio of investments in securities are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments in securities. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments in securities. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

July 24, 2020

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Communication Services: 8.7%
110,372		Activision Blizzard, Inc.	$ 7,944,577	1.3
490,294		AT&T, Inc.	15,130,473	2.5
369,193		Interpublic Group of Cos., Inc.	6,316,892	1.0
334,229		ViacomCBS, Inc. - Class B	6,931,909	1.2
139,482		Walt Disney Co.	16,361,239	2.7
			52,685,090	8.7

		Consumer Discretionary: 5.9%
77,644		Darden Restaurants, Inc.	5,967,718	1.0
64,367		Hasbro, Inc.	4,731,618	0.8
153,751		Las Vegas Sands Corp.	7,370,823	1.2
53,486		Nike, Inc. - Class B	5,272,650	0.9
123,316		Service Corp. International	4,862,350	0.8
138,751		TJX Cos., Inc.	7,320,502	1.2
			35,525,661	5.9

		Consumer Staples: 9.6%
42,664		Constellation Brands, Inc.	7,368,073	1.2
132,578		Kellogg Co.	8,658,669	1.4
220,287		Philip Morris International, Inc.	16,160,254	2.7
163,533		Procter & Gamble Co.	18,956,745	3.2
120,422		Sysco Corp.	6,642,478	1.1
			57,786,219	9.6

		Energy: 6.3%
187,289	(1)	BP PLC ADR	4,333,867	0.7
139,554		Chevron Corp.	12,797,102	2.1
156,243		ConocoPhillips	6,590,330	1.1
74,869		Diamondback Energy, Inc.	3,187,922	0.5
119,402		EOG Resources, Inc.	6,085,920	1.0
77,973		Valero Energy Corp.	5,196,121	0.9
			38,191,262	6.3

		Financials: 20.4%
347,423		American International Group, Inc.	10,443,535	1.7
142,683		Apollo Global Management, Inc.	6,791,711	1.1
693,563		Bank of America Corp.	16,728,740	2.8
279,966		Citigroup, Inc.	13,413,171	2.2
140,640		First American Financial Corp.	7,100,914	1.2
61,578		Goldman Sachs Group, Inc.	12,099,461	2.0
255,350		Hartford Financial Services Group, Inc.	9,777,352	1.6
115,241		Intercontinental Exchange, Inc.	11,207,187	1.9
61,634		Marsh & McLennan Cos., Inc.	6,528,273	1.1
227,092		SLM Corp.	1,721,357	0.3
91,409		State Street Corp.	5,572,293	0.9
313,999		Truist Financial Corp.	11,548,883	1.9
292,157		US Bancorp	10,389,103	1.7
			123,321,980	20.4

		Health Care: 15.4%
86,393	(2)	Alcon, Inc.	5,489,411	0.9
36,896		Becton Dickinson & Co.	9,110,729	1.5
5,669	(2)	Biogen, Inc.	1,740,893	0.3
178,113		Bristol-Myers Squibb Co.	10,636,909	1.8
54,835		Cigna Corp.	10,820,042	1.8
148,442		Johnson & Johnson	22,080,748	3.6
165,560		Medtronic PLC	16,320,905	2.7
86,897		Novartis AG ADR	7,597,405	1.3
18,907		Thermo Fisher Scientific, Inc.	6,602,135	1.1
19,954		Zimmer Biomet Holdings, Inc.	2,520,988	0.4
			92,920,165	15.4

		Industrials: 11.0%
48,651		Cummins, Inc.	8,251,210	1.4
46,077		L3Harris Technologies, Inc.	9,190,058	1.5
46,128		Norfolk Southern Corp.	8,224,161	1.4
41,583		Old Dominion Freight Line	7,114,435	1.2
54,427		Parker Hannifin Corp.	9,795,227	1.6
108,349		Raytheon Technologies Corp.	6,990,677	1.1
193,022		Timken Co.	8,211,156	1.4
63,256	(2)	United Rentals, Inc.	8,785,626	1.4
			66,562,550	11.0

		Information Technology: 6.5%
9,788	(2)	Adobe, Inc.	3,784,041	0.6
49,265		Analog Devices, Inc.	5,564,482	0.9
21,220		Broadcom, Inc.	6,180,749	1.0
473,446		HP, Inc.	7,167,972	1.2
108,485	(2)	Micron Technology, Inc.	5,197,516	0.9
50,068		MKS Instruments, Inc.	5,288,683	0.9
46,939		Motorola Solutions, Inc.	6,352,255	1.0
			39,535,698	6.5

		Materials: 4.5%
42,775		Air Products & Chemicals, Inc.	10,336,579	1.7
40,551		Celanese Corp. - Series A	3,645,940	0.6
199,168		CF Industries Holdings, Inc.	5,849,564	1.0
106,136		Eastman Chemical Co.	7,225,739	1.2
			27,057,822	4.5

		Real Estate: 5.1%
139,286		American Homes 4 Rent	3,515,579	0.6
21,495		Crown Castle International Corp.	3,700,579	0.6
214,067		MGM Growth Properties LLC	5,936,078	1.0
95,241		ProLogis, Inc.	8,714,551	1.4
87,392		Spirit Realty Capital, Inc.	2,484,555	0.4
1,182,912		VEREIT, Inc.	6,482,358	1.1
			30,833,700	5.1

		Utilities: 6.3%
48,321		DTE Energy Co.	5,197,890	0.9
71,134		Entergy Corp.	7,242,864	1.2
116,392		Evergy, Inc.	7,180,223	1.2
237,014		Exelon Corp.	9,080,006	1.5
35,357		NextEra Energy, Inc.	9,035,835	1.5
			37,736,818	6.3

	Total Common Stock
	(Cost $574,264,060)		602,156,965	99.7

See Accompanying Notes to Financial Statements

1

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreements: 0.7%
1,000,000	(3) Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	1,000,000	0.2
1,000,000	(3) HSBC Securities USA, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 2.340%-5.000%, Market Value plus accrued interest $1,020,000, due 07/16/26-04/20/50)	1,000,000	0.2
923,457	(3) Nomura Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $923,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $941,926, due 12/01/26-02/20/70)	923,457	0.1
1,000,000	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,020,000, due 05/31/20-05/20/50)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $3,923,457)	3,923,457	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
842,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $842,000)	842,000	0.1

	Total Short-Term Investments
	(Cost $4,765,457)	4,765,457	0.8

	Total Investments in Securities (Cost $579,029,517)	$ 606,922,422	100.5
	Liabilities in Excess of Other Assets	(2,855,812)	(0.5)
	Net Assets	$ 604,066,610	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

2

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Communication Services: 3.8%
387,378	(1)	Altice USA, Inc.	$ 9,963,362	1.1
11,664		Nexstar Media Group, Inc.	971,728	0.1
620,054	(1),(2)	Snap, Inc.	11,743,823	1.2
99,895	(1)	Take-Two Interactive Software, Inc.	13,602,702	1.4
			36,281,615	3.8

		Consumer Discretionary: 13.8%
94,334	(1)	Burlington Stores, Inc.	19,779,010	2.1
94,574		Darden Restaurants, Inc.	7,268,958	0.8
33,020		Domino's Pizza, Inc.	12,740,437	1.3
68,157	(1)	Five Below, Inc.	7,132,630	0.7
139,064		Hilton Worldwide Holdings, Inc.	11,029,166	1.2
59,773	(1)	Lululemon Athletica, Inc.	17,937,578	1.9
67,414	(1)	O'Reilly Automotive, Inc.	28,127,817	2.9
174,064	(1),(2)	Peloton Interactive, Inc.	7,343,760	0.8
104,803		Ross Stores, Inc.	10,161,699	1.1
244,338		Service Corp. International	9,634,247	1.0
			131,155,302	13.8

		Consumer Staples: 3.5%
129,548		Church & Dwight Co., Inc.	9,725,168	1.0
70,343		Constellation Brands, Inc.	12,148,236	1.3
81,370		Hershey Co.	11,040,282	1.2
			32,913,686	3.5

		Financials: 3.7%
184,998		LPL Financial Holdings, Inc.	13,207,007	1.4
53,255		MSCI, Inc. - Class A	17,512,907	1.8
61,723		Progressive Corp.	4,794,643	0.5
			35,514,557	3.7

		Health Care: 18.3%
80,288		Agilent Technologies, Inc.	7,076,584	0.7
52,968	(1)	Amedisys, Inc.	10,172,504	1.1
195,593	(1)	BioMarin Pharmaceutical, Inc.	20,840,434	2.2
269,139	(1)	Centene Corp.	17,830,459	1.9
93,564	(1)	Charles River Laboratories International, Inc.	16,809,708	1.8
25,049		Chemed Corp.	11,986,197	1.2
37,075	(1)	DexCom, Inc.	14,025,843	1.5
112,546	(1),(2)	Exact Sciences Corp.	9,665,451	1.0
170,302	(1),(2)	HealthEquity, Inc.	10,553,615	1.1
205,969	(1)	Horizon Therapeutics Plc	10,448,807	1.1
155,570	(1)	Incyte Corp., Ltd.	15,854,139	1.6
74,107	(1),(2)	Nevro Corp.	9,307,839	1.0
60,285	(1)	Tandem Diabetes Care, Inc.	5,012,698	0.5
68,917	(1)	Veeva Systems, Inc.	15,083,864	1.6
			174,668,142	18.3

		Industrials: 15.2%
215,858		Ametek, Inc.	19,796,337	2.1
25,016	(1)	CoStar Group, Inc.	16,430,509	1.7
115,923		Hubbell, Inc.	14,191,294	1.5
67,948		L3Harris Technologies, Inc.	13,552,229	1.4
47,533		Old Dominion Freight Line	8,132,421	0.8
519,378		Quanta Services, Inc.	19,180,629	2.0
38,708		Roper Technologies, Inc.	15,243,210	1.6
192,395		Trane Technologies PLC	17,355,953	1.8
15,444		TransDigm Group, Inc.	6,560,920	0.7
38,840	(1)	United Rentals, Inc.	5,394,488	0.6
101,756		Waste Connections, Inc.	9,569,134	1.0
			145,407,124	15.2

		Information Technology: 35.6%
477,964	(1)	Advanced Micro Devices, Inc.	25,714,463	2.7
96,390	(1)	Aspen Technology, Inc.	10,182,640	1.1
59,941	(1)	Autodesk, Inc.	12,610,388	1.3
122,685	(1)	Avalara, Inc.	13,134,656	1.4
188,025		Booz Allen Hamilton Holding Corp.	14,996,874	1.6
230,125	(1)	Cadence Design Systems, Inc.	21,008,111	2.2
138,201		CDW Corp.	15,327,873	1.6
133,685	(1)	DocuSign, Inc.	18,681,142	2.0
129,852	(1)	Dynatrace, Inc.	4,995,406	0.5
185,685	(2)	Entegris, Inc.	11,118,818	1.2
75,602	(1)	Everbridge, Inc.	11,057,548	1.2
48,621	(1)	Fair Isaac Corp.	19,577,246	2.0
152,002	(1)	Fiserv, Inc.	16,229,254	1.7
168,211	(1)	Five9, Inc.	17,527,586	1.8
137,577		Global Payments, Inc.	24,693,696	2.6
65,150	(1)	GoDaddy, Inc.	5,032,837	0.5
73,137		Lam Research Corp.	20,015,403	2.1
73,276		Motorola Solutions, Inc.	9,916,441	1.0
68,533		NXP Semiconductor NV - NXPI - US	6,586,021	0.7
18,109	(1)	Paylocity Holding Corp.	2,354,261	0.2
58,592	(1)	RingCentral, Inc.	16,068,856	1.7
99,391	(1)	Square, Inc.	8,058,622	0.8
78,878	(1)	Zebra Technologies Corp.	20,612,399	2.2
168,954	(1),(2)	Zendesk, Inc.	14,487,805	1.5
			339,988,346	35.6

		Materials: 2.5%
65,042		Avery Dennison Corp.	7,198,198	0.8
175,703	(1)	Berry Global Group, Inc.	7,890,822	0.8
132,532	(1)	Crown Holdings, Inc.	8,671,569	0.9
			23,760,589	2.5

		Real Estate: 2.8%
196,857		Equity Lifestyle Properties, Inc.	12,264,191	1.3
44,395		SBA Communications Corp.	13,945,801	1.5
			26,209,992	2.8

	Total Common Stock
	(Cost $797,323,289)		945,899,353	99.2

See Accompanying Notes to Financial Statements

3

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Commercial Paper: 0.0%
250,000	(3)	Exxon Mobil Corp., 1.600%, 06/03/2020
		(Cost $249,997)	249,997	0.0

		Floating Rate Notes: 0.3%
475,000	(3)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	475,016	0.0
950,000	(3)	Lloyds Bank PLC, 0.310%, 07/31/2020	950,182	0.1
625,000	(3)	Sumitomo Mitsui Banking Corp., 0.520%, 06/05/2020	625,042	0.1
950,000	(3)	Sumitomo Mitsui Trust Bank Ltd., 0.380%, 06/05/2020	950,045	0.1

	Total Floating Rate Notes
	(Cost $3,000,285)		3,000,285	0.3

		Repurchase Agreements: 2.2%
2,218,518	(3)	Bank of Montreal, Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $2,218,531, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,262,895, due 01/01/29-12/01/48)	2,218,518	0.2
1,467,397	(3)	BNP Paribas S.A., Repurchase Agreement dated 05/29/20, 0.30%, due 06/01/20 (Repurchase Amount $1,467,433, collateralized by various U.S. Government Securities, 1.499%-7.375%, Market Value plus accrued interest $1,540,767, due 03/09/21-03/15/40)	1,467,397	0.2
5,757,498	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $5,757,526, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,872,651, due 06/09/20-02/20/70)	5,757,498	0.6
1,788,275	(3)	Citadel Securities LLC, Repurchase Agreement dated 05/29/20, 0.13%, due 06/01/20 (Repurchase Amount $1,788,294, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,824,060, due 05/31/20-09/09/49)	1,788,275	0.2
6,067,355	(3)	Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $6,067,390, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $6,188,702, due 11/01/23-04/20/70)	6,067,355	0.6
3,494,756	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 05/29/20, 0.25%, due 06/01/20 (Repurchase Amount $3,494,828, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,571,765, due 01/15/22-09/09/49)	3,494,756	0.4

	Total Repurchase Agreements
	(Cost $20,793,799)		20,793,799	2.2

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds(3): 0.2%
674,000	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.110%	674,000	0.0
674,000	(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%	674,000	0.1
674,000	(3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.090%	674,000	0.1
	Total Mutual Funds
	(Cost $2,022,000)		2,022,000	0.2

	Total Short-Term Investments
	(Cost $26,066,081)		26,066,081	2.7

	Total Investments in Securities (Cost $823,389,370)		$ 971,965,434	101.9
	Liabilities in Excess of Other Assets		(18,185,640)	(1.9)
	Net Assets		$ 953,779,794	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

5

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Communication Services: 1.3%
5,700	(1)	AMC Networks, Inc.	$ 161,139	0.1
46		Cable One, Inc.	86,797	0.1
28,200		CenturyLink, Inc.	277,206	0.3
1,427	(1)	Dish Network Corp. - Class A	45,165	0.0
3,008		Fox Corp. - Class A	87,743	0.1
1,769		Fox Corp. - Class B	50,912	0.0
209	(1)	IAC/InterActiveCorp	56,507	0.1
1,983		Interpublic Group of Cos., Inc.	33,929	0.0
874	(1),(2)	Liberty Media Corp. - SiriusXM C	31,875	0.0
1,385		New York Times Co.	54,334	0.1
5,085		News Corp - Class A	62,291	0.1
377		Nexstar Media Group, Inc.	31,408	0.0
1,260		Omnicom Group	69,035	0.1
341	(1)	Take-Two Interactive Software, Inc.	46,434	0.0
7,393		ViacomCBS, Inc. - Class B	153,331	0.1
35,300	(1)	WideOpenWest, Inc.	229,803	0.2
			1,477,909	1.3

		Consumer Discretionary: 12.7%
276		Advance Auto Parts, Inc.	38,452	0.0
24,100	(1)	American Axle & Manufacturing Holdings, Inc.	171,351	0.2
1,264		Aptiv PLC	95,242	0.1
3,621		Aramark	93,748	0.1
793	(1)	Autonation, Inc.	31,308	0.0
144	(1)	Autozone, Inc.	165,292	0.2
12,600	(2)	Bed Bath & Beyond, Inc.	91,602	0.1
8,293		Best Buy Co., Inc.	647,600	0.6
7,100		Big Lots, Inc.	275,125	0.3
13,800		Bloomin Brands, Inc.	157,458	0.1
2,674		BorgWarner, Inc.	85,969	0.1
351	(1)	Bright Horizons Family Solutions, Inc.	39,270	0.0
6,000		Brinker International, Inc.	158,100	0.1
5,700		Brunswick Corp.	313,557	0.3
266	(1)	Burlington Stores, Inc.	55,772	0.1
768	(1)	Carmax, Inc.	67,622	0.1
13,972		Carter's, Inc.	1,200,334	1.1
68	(1)	Chipotle Mexican Grill, Inc.	68,266	0.1
7,600		Cooper Tire & Rubber Co.	195,548	0.2
1,067		Darden Restaurants, Inc.	82,010	0.1
8,276		Dick's Sporting Goods, Inc.	298,433	0.3
4,200	(2)	Dillards, Inc.	126,042	0.1
1,115		Dollar General Corp.	213,534	0.2
496	(1)	Dollar Tree, Inc.	48,543	0.0
192		Domino's Pizza, Inc.	74,081	0.1
2,749		D.R. Horton, Inc.	152,020	0.1
7,200		eBay, Inc.	327,888	0.3
8,300		Foot Locker, Inc.	229,910	0.2
8,757	(1),(2)	GameStop Corp.	35,553	0.0
12,200		Gap, Inc.	108,580	0.1
1,347		Garmin Ltd.	121,459	0.1
6,334		Gentex Corp.	167,471	0.2
1,302		Genuine Parts Co.	108,600	0.1
16,700		Goodyear Tire & Rubber Co.	127,087	0.1
3,314		Hanesbrands, Inc.	32,676	0.0
1,776	(2)	Harley-Davidson, Inc.	37,900	0.0
577		Hilton Worldwide Holdings, Inc.	45,762	0.0
7,600		Kohl's Corp.	146,072	0.1
3,482		Lear Corp.	369,266	0.3
3,095		Leggett & Platt, Inc.	94,676	0.1
1,185		Lennar Corp. - Class A	71,645	0.1
2,785	(1)	LKQ Corp.	76,476	0.1
216	(1)	Lululemon Athletica, Inc.	64,820	0.1
18,000	(2)	Macy's, Inc.	114,480	0.1
7,100	(1)	Meritage Homes Corp.	493,450	0.5
1,172		MGM Resorts International	20,135	0.0
6,447	(1)	Mohawk Industries, Inc.	600,860	0.5
1,792	(1),(2)	Norwegian Cruise Line Holdings Ltd.	28,063	0.0
66	(1)	NVR, Inc.	212,626	0.2
98,000		Office Depot, Inc.	242,060	0.2
218	(1)	O'Reilly Automotive, Inc.	90,958	0.1
350		Pool Corp.	94,157	0.1
19,935		Pulte Group, Inc.	677,192	0.6
16,369		PVH Corp.	744,298	0.7
390		Ralph Lauren Corp.	29,449	0.0
18,885		Ross Stores, Inc.	1,831,090	1.7
494		Royal Caribbean Cruises Ltd.	25,624	0.0
2,600		Thor Industries, Inc.	224,120	0.2
641		Tiffany & Co.	82,131	0.1
2,638		Toll Brothers, Inc.	85,234	0.1
1,328		Tractor Supply Co.	162,043	0.1
171	(1)	Ulta Beauty, Inc.	41,726	0.0
193		Vail Resorts, Inc.	38,278	0.0
2,426		Wendy's Company	51,577	0.0
5,016		Whirlpool Corp.	611,049	0.6
2,533	(2)	Williams-Sonoma, Inc.	210,771	0.2
1,577		Wyndham Destinations, Inc.	50,149	0.0
2,059		Yum China Holdings, Inc.	95,414	0.1
			13,969,054	12.7

		Consumer Staples: 3.0%
967		Campbell Soup Co.	49,298	0.1
810		Casey's General Stores, Inc.	129,381	0.1
9,766	(1)	Central Garden & Pet Co. - Class A - CENTA	334,583	0.3
256		Clorox Co.	52,800	0.1
425		Hershey Co.	57,664	0.1
489		Ingredion, Inc.	41,189	0.0
5,071		JM Smucker Co.	577,739	0.5
649		Kellogg Co.	42,386	0.0
21,200		Kroger Co.	691,544	0.6
598		Lamb Weston Holdings, Inc.	35,916	0.0
227		McCormick & Co., Inc.	39,761	0.0
10,400		Molson Coors Beverage Co.	394,784	0.4
11,200		SpartanNash Co.	239,792	0.2
961		Spectrum Brands Holdings, Inc.	45,475	0.0
8,091		Tyson Foods, Inc.	497,111	0.5
2,452	(1)	US Foods Holding Corp.	46,931	0.1
			3,276,354	3.0

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

		Energy: 1.5%
2,200	(2)	Arch Resources, Inc.	72,512	0.1
10,852		HollyFrontier Corp.	341,296	0.3
41,800	(1)	Laredo Petroleum, Inc.	35,467	0.0
3,100		Marathon Petroleum Corp.	108,934	0.1
7,200		PBF Energy, Inc.	76,464	0.1
6,745		Pioneer Natural Resources Co.	617,842	0.6
5,900		Valero Energy Corp.	393,176	0.3
			1,645,691	1.5

		Financials: 15.9%
6,200		Allstate Corp.	606,422	0.6
16,089		Ally Financial, Inc.	280,592	0.3
457		American Financial Group, Inc.	27,530	0.0
5,467		Ameriprise Financial, Inc.	765,763	0.7
43,100		Annaly Capital Management, Inc.	265,496	0.2
2,276	(1)	Arch Capital Group Ltd.	64,229	0.1
958		Arthur J. Gallagher & Co.	90,320	0.1
83	(1),(2)	Ashford, Inc.	528	0.0
23,200		Associated Banc-Corp.	325,032	0.3
394		Assurant, Inc.	40,417	0.0
10,157		Assured Guaranty Ltd.	263,371	0.2
28,542		Bank of NT Butterfield & Son Ltd.	697,281	0.6
2,373		Brown & Brown, Inc.	95,395	0.1
678		Cboe Global Markets, Inc.	72,180	0.1
23,991		CIT Group, Inc.	435,197	0.4
21,403		Citizens Financial Group, Inc.	515,812	0.5
14,500		CNO Financial Group, Inc.	208,075	0.2
9,586		Discover Financial Services	455,431	0.4
35,157		East West Bancorp, Inc.	1,228,737	1.1
3,976		Eaton Vance Corp.	143,335	0.1
2,330		Equitable Holdings, Inc.	44,526	0.0
357		Erie Indemnity Co.	64,346	0.1
1,005		Evercore, Inc.	55,386	0.1
1,700		Everest Re Group Ltd.	337,297	0.3
384		Factset Research Systems, Inc.	118,084	0.1
26,135		Fidelity National Financial, Inc.	833,706	0.8
25,309		Fifth Third Bancorp	490,741	0.4
2,798		First American Financial Corp.	141,271	0.1
12,364		First Republic Bank	1,337,414	1.2
31,300	(1)	Genworth Financial, Inc.	95,465	0.1
1,052		Globe Life, Inc.	81,025	0.1
577		Hanover Insurance Group, Inc.	57,902	0.1
9,132		Hartford Financial Services Group, Inc.	349,664	0.3
3,218		Huntington Bancshares, Inc.	28,608	0.0
3,071		Janus Henderson Group PLC	66,211	0.1
26,812		Keycorp	317,722	0.3
1,949		Lazard Ltd.	52,350	0.0
9,700		Lincoln National Corp.	367,921	0.3
774		Loews Corp.	25,728	0.0
1,071		LPL Financial Holdings, Inc.	76,459	0.1
249		M&T Bank Corp.	26,309	0.0
198		MarketAxess Holdings, Inc.	100,701	0.1
33,349		MGIC Investment Corp.	273,795	0.3
322		Morningstar, Inc.	49,369	0.0
576		MSCI, Inc. - Class A	189,418	0.2
614		Nasdaq, Inc.	72,734	0.1
27,100		Navient Corp.	201,624	0.2
14,530		Old Republic International Corp.	226,523	0.2
297		Primerica, Inc.	33,751	0.0
1,233		Principal Financial Group, Inc.	47,618	0.0
45,200		Prospect Capital Corp.	229,164	0.2
623		Raymond James Financial, Inc.	43,161	0.0
43,328		Regions Financial Corp.	490,040	0.4
4,041		Reinsurance Group of America, Inc.	366,721	0.3
268		RenaissanceRe Holdings Ltd.	44,986	0.0
23,350		SEI Investments Co.	1,266,037	1.2
69,575		SLM Corp.	527,378	0.5
9,173		State Street Corp.	559,186	0.5
5,094		Synchrony Financial	103,765	0.1
1,500		T. Rowe Price Group, Inc.	181,350	0.2
16,900		Unum Group	256,035	0.2
1,006	(3)	Voya Financial, Inc.	45,320	0.0
291		Willis Towers Watson PLC	59,044	0.1
1,050		WR Berkley Corp.	60,847	0.1
15,047		Zions Bancorp NA	495,122	0.5
			17,472,967	15.9

		Health Care: 10.7%
21,097		Agilent Technologies, Inc.	1,859,490	1.7
5,500	(1)	Alexion Pharmaceuticals, Inc.	659,450	0.6
1,591		AmerisourceBergen Corp.	151,686	0.1
7,435		Becton Dickinson & Co.	1,835,924	1.7
126	(1)	Bio-Rad Laboratories, Inc.	61,906	0.1
175		Bio-Techne Corp.	46,340	0.0
984		Bruker Corp.	42,587	0.0
11,042		Cardinal Health, Inc.	603,887	0.6
1,900		Cerner Corp.	138,510	0.1
298		Chemed Corp.	142,596	0.1
142		Cooper Cos., Inc.	45,011	0.0
3,229	(1),(2)	Covetrus, Inc.	49,339	0.0
7,380	(1)	DaVita, Inc.	597,485	0.5
634		Encompass Health Corp.	46,440	0.0
1,267	(1)	Five Star Senior Living, Inc.	4,701	0.0
2,700		HCA Healthcare, Inc.	288,630	0.3
1,163	(1)	Henry Schein, Inc.	70,617	0.1
261	(1)	Idexx Laboratories, Inc.	80,618	0.1
4,802	(1)	Jazz Pharmaceuticals PLC	572,975	0.5
12,406	(1)	Laboratory Corp. of America Holdings	2,175,020	2.0

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

6,500	(1),(2)	Lannett Co., Inc.	49,725	0.1
431	(1)	Masimo Corp.	103,522	0.1
4,025		McKesson Corp.	638,647	0.6
129	(1)	Mettler Toledo International, Inc.	102,555	0.1
8,400	(1)	Mylan NV	143,388	0.1
9,600		Owens & Minor, Inc.	76,128	0.1
911		Quest Diagnostics, Inc.	107,753	0.1
668		STERIS Public Ltd. Co.	110,814	0.1
125		Teleflex, Inc.	45,357	0.0
4,786		Universal Health Services, Inc.	504,684	0.5
412	(1)	Varian Medical Systems, Inc.	50,013	0.1
403	(1)	Waters Corp.	80,540	0.1
805		West Pharmaceutical Services, Inc.	173,912	0.2
258		Zimmer Biomet Holdings, Inc.	32,596	0.0
			11,692,846	10.7

		Industrials: 17.7%
31,500		ACCO Brands Corp.	194,985	0.2
385		Acuity Brands, Inc.	33,168	0.0
2,456	(1)	AECOM	95,219	0.1
1,996		AGCO Corp.	110,239	0.1
43,100		Air Lease Corp.	1,297,741	1.2
1,165		Alaska Air Group, Inc.	39,831	0.0
818		Allegion Public Ltd.	81,555	0.1
11,184		Allison Transmission Holdings, Inc.	421,861	0.4
9,000	(2)	American Airlines Group, Inc.	94,500	0.1
949		Ametek, Inc.	87,033	0.1
2,126		AO Smith Corp.	100,985	0.1
889		Armstrong World Industries, Inc.	67,022	0.1
7,900	(1),(2)	Avis Budget Group, Inc.	170,087	0.2
1,343		BWX Technologies, Inc.	84,032	0.1
1,304		Carlisle Cos., Inc.	156,297	0.1
895		CH Robinson Worldwide, Inc.	72,611	0.1
403		Cintas Corp.	99,928	0.1
808	(1)	Clean Harbors, Inc.	47,987	0.0
1,558	(1)	Copart, Inc.	139,270	0.1
134	(1)	CoStar Group, Inc.	88,011	0.1
520		Crane Co.	28,974	0.0
5,379		Cummins, Inc.	912,278	0.8
666		Curtiss-Wright Corp.	66,800	0.1
1,374		Donaldson Co., Inc.	65,196	0.1
1,379		Dover Corp.	134,108	0.1
14,384		EMCOR Group, Inc.	914,103	0.8
433		Equifax, Inc.	66,491	0.1
1,787		Expeditors International Washington, Inc.	136,473	0.1
3,448		Fastenal Co.	142,264	0.1
740		Fortive Corp.	45,125	0.0
2,471		Fortune Brands Home & Security, Inc.	150,632	0.1
1,663		Graco, Inc.	80,173	0.1
10,300		Hawaiian Holdings, Inc.	148,629	0.1
1,657	(1)	HD Supply Holdings, Inc.	52,543	0.1
436		Heico Corp. - Class A - HEI.A	36,602	0.0
25,704		Hexcel Corp.	930,228	0.8
587		Hubbell, Inc.	71,861	0.1
2,617		Huntington Ingalls Industries, Inc.	523,112	0.5
976	(1)	IAA, Inc.	40,016	0.0
1,948		IDEX Corp.	310,453	0.3
528		IHS Markit Ltd.	36,675	0.0
16,500		Interface, Inc.	140,085	0.1
1,535		ITT, Inc.	88,570	0.1
18,914		Jacobs Engineering Group, Inc.	1,589,154	1.4
1,172		JB Hunt Transport Services, Inc.	140,253	0.1
34,671	(1)	JetBlue Airways Corp.	349,137	0.3
728		Kansas City Southern	109,579	0.1
3,363		KAR Auction Services, Inc.	48,259	0.0
3,391		Knight-Swift Transportation Holdings, Inc.	141,100	0.1
295		L3Harris Technologies, Inc.	58,838	0.1
976		Landstar System, Inc.	113,470	0.1
376		Lennox International, Inc.	80,404	0.1
840		Lincoln Electric Holdings, Inc.	69,023	0.1
7,399		Manpowergroup, Inc.	511,567	0.5
4,996		Masco Corp.	233,063	0.2
447		Nordson Corp.	84,192	0.1
1,100		Old Dominion Freight Line	188,199	0.2
5,712		Oshkosh Corp.	410,236	0.4
7,302		Owens Corning, Inc.	383,355	0.4
2,908		Paccar, Inc.	214,785	0.2
538		Parker Hannifin Corp.	96,824	0.1
1,893		Pentair PLC	74,092	0.1
2,869		Quanta Services, Inc.	105,952	0.1
5,349		Regal Beloit Corp.	425,459	0.4
487		Republic Services, Inc.	41,619	0.0
1,394		Robert Half International, Inc.	70,732	0.1
687		Rockwell Automation, Inc.	148,502	0.1
2,809		Roper Technologies, Inc.	1,106,184	1.0
848	(1)	Sensata Technologies Holding PLC	30,231	0.0
4,900		Skywest, Inc.	157,143	0.1
3,297		Snap-On, Inc.	427,588	0.4
7,256		Spirit Aerosystems Holdings, Inc.	157,238	0.1
620		Stanley Black & Decker, Inc.	77,779	0.1
413	(1)	Teledyne Technologies, Inc.	154,512	0.1
8,200		Terex Corp.	128,904	0.1
9,881		Textron, Inc.	306,015	0.3
7,332		Timken Co.	311,903	0.3
1,886		Toro Co.	134,038	0.1
729		Trane Technologies PLC	65,763	0.1
87		TransDigm Group, Inc.	36,959	0.0
12,400	(2)	Trinity Industries, Inc.	247,628	0.2
8,393	(1)	United Airlines Holdings, Inc.	235,340	0.2
2,800	(1)	United Rentals, Inc.	388,892	0.4
1,785	(1)	Univar Solutions, Inc.	27,596	0.0
437		Verisk Analytics, Inc.	75,461	0.1
18,000		Wabash National Corp.	171,900	0.2
674		Watsco, Inc.	119,911	0.1
9,330		Westinghouse Air Brake Technologies Corp.	569,783	0.5
875		Woodward, Inc.	60,008	0.1

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

215		WW Grainger, Inc.	66,568	0.1
703		Xylem, Inc.	46,637	0.0
			19,395,528	17.7

		Information Technology: 13.2%
876	(1)	Akamai Technologies, Inc.	92,681	0.1
1,586		Amdocs Ltd.	98,744	0.1
843		Amphenol Corp.	81,400	0.1
429	(1)	ANSYS, Inc.	121,407	0.1
4,205	(1)	Arrow Electronics, Inc.	290,481	0.3
396	(1)	Aspen Technology, Inc.	41,833	0.0
2,588		Avnet, Inc.	70,497	0.1
7,033	(1)	Black Knight, Inc.	541,400	0.5
1,951		Booz Allen Hamilton Holding Corp.	155,612	0.1
498		Broadridge Financial Solutions, Inc. ADR	60,308	0.1
271	(1)	CACI International, Inc.	67,961	0.1
1,606	(1)	Cadence Design Systems, Inc.	146,612	0.1
1,443		CDW Corp.	160,043	0.1
484		Citrix Systems, Inc.	71,690	0.1
794		Cognex Corp.	45,052	0.0
1,600		Corning, Inc.	36,464	0.0
9,500	(1)	Diodes, Inc.	462,080	0.4
611		Dolby Laboratories, Inc.	37,106	0.0
7,900		DXC Technology Co.	112,259	0.1
1,060		Entegris, Inc.	63,473	0.1
470	(1)	EPAM Systems, Inc.	108,401	0.1
13,921	(1)	Euronet Worldwide, Inc.	1,318,736	1.2
197	(1)	Fair Isaac Corp.	79,322	0.1
216	(1)	FleetCor Technologies, Inc.	52,659	0.1
1,576		Flir Systems, Inc.	72,811	0.1
519	(1)	Fortinet, Inc.	72,245	0.1
47,931		Genpact Ltd.	1,723,119	1.6
27,496		Hewlett Packard Enterprise Co.	266,986	0.2
16,200		HP, Inc.	245,268	0.2
15,630		Jabil, Inc.	467,650	0.4
478		Jack Henry & Associates, Inc.	86,451	0.1
9,300		Juniper Networks, Inc.	225,618	0.2
20,439	(1)	Keysight Technologies, Inc.	2,210,069	2.0
9,200		Kulicke & Soffa Industries, Inc.	205,712	0.2
1,945		Lam Research Corp.	532,288	0.5
1,625		Leidos Holdings, Inc.	171,096	0.2
501	(1)	Manhattan Associates, Inc.	44,288	0.0
1,675		Maxim Integrated Products	96,614	0.1
8,600		Methode Electronics, Inc.	269,610	0.2
951		MKS Instruments, Inc.	100,454	0.1
319		Monolithic Power Systems, Inc.	66,910	0.1
334		Motorola Solutions, Inc.	45,200	0.0
1,088		NetApp, Inc.	48,460	0.0
12,555	(1)	ON Semiconductor Corp.	207,032	0.2
1,159		Paychex, Inc.	83,773	0.1
394	(1)	Qorvo, Inc.	41,268	0.0
8,400	(1)	Sanmina Corp.	223,524	0.2
8,800		Seagate Technology	466,752	0.4
4,705		Skyworks Solutions, Inc.	557,731	0.5
2,900		SYNNEX Corp.	309,285	0.3
1,119	(1)	Synopsys, Inc.	202,438	0.2
1,726		Teradyne, Inc.	115,677	0.1
282	(1)	Tyler Technologies, Inc.	105,837	0.1
372	(1)	VeriSign, Inc.	81,472	0.1
29,023		Western Union Co.	581,041	0.5
13,888		Xerox Holdings Corp.	220,541	0.2
190	(1)	Zebra Technologies Corp.	49,651	0.0
			14,513,092	13.2

		Materials: 5.5%
10,907		Albemarle Corp.	834,604	0.8
1,376		Avery Dennison Corp.	152,282	0.1
1,548	(1)	Axalta Coating Systems Ltd.	35,774	0.0
1,757		Ball Corp.	125,204	0.1
8,014		Cabot Corp.	286,260	0.3
6,221		Celanese Corp. - Series A	559,330	0.5
33,300	(2)	Cleveland-Cliffs, Inc.	173,826	0.2
926	(1)	Crown Holdings, Inc.	60,588	0.1
8,417		Domtar Corp.	171,707	0.2
605		Eagle Materials, Inc.	40,390	0.0
6,645		Eastman Chemical Co.	452,391	0.4
676		FMC Corp.	66,525	0.1
19,200		Huntsman Corp.	348,480	0.3
11,717		International Paper Co.	398,964	0.4
14,700		Kronos Worldwide, Inc.	143,472	0.1
99		NewMarket Corp.	43,177	0.0
1,968		Nucor Corp.	83,168	0.1
17,900		O-I Glass, Inc.	137,114	0.1
1,600		Packaging Corp. of America	162,256	0.1
5,344		Reliance Steel & Aluminum Co.	518,368	0.5
723		RPM International, Inc.	54,066	0.1
5,000		Schweitzer-Mauduit International, Inc.	151,950	0.1
1,164		Scotts Miracle-Gro Co.	165,951	0.2
1,376		Sealed Air Corp.	44,169	0.0
8,596		Silgan Holdings, Inc.	287,450	0.3
1,442		Sonoco Products Co.	74,710	0.1
11,485		Steel Dynamics, Inc.	305,042	0.3
1,785		Valvoline, Inc.	32,755	0.0
449		Vulcan Materials Co.	48,636	0.0
1,008		WestRock Co.	28,284	0.0
			5,986,893	5.5

		Real Estate: 11.2%
9,209		Alexandria Real Estate Equities, Inc.	1,415,607	1.3
2,670		Apartment Investment and Management Co.	98,443	0.1
2,718		Apple Hospitality REIT, Inc.	27,751	0.0
49,900		Ashford Hospitality Trust, Inc.	34,431	0.0
253		AvalonBay Communities, Inc.	39,471	0.0
24,200		Brandywine Realty Trust	233,530	0.2
20,491		Brixmor Property Group, Inc.	228,680	0.2
4,471		Brookfield Property REIT, Inc.	46,454	0.0
77,180	(1)	CBL & Associates Properties, Inc.	23,185	0.0
39,244	(1)	CBRE Group, Inc.	1,725,951	1.6

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

18,700	Diversified Healthcare Trust	66,946	0.1
1,893	Duke Realty Corp.	65,271	0.1
3,138	Equinix, Inc.	2,189,163	2.0
1,509	Equity Commonwealth	50,853	0.0
963	Equity Lifestyle Properties, Inc.	59,995	0.1
410	Extra Space Storage, Inc.	39,667	0.0
32,300	Franklin Street Properties Corp.	172,482	0.2
8,323	Gaming and Leisure Properties, Inc.	287,476	0.3
2,996	Healthpeak Properties, Inc.	73,821	0.1
20,171	Host Hotels & Resorts, Inc.	240,842	0.2
12,500	Industrial Logistics Properties Trust	234,375	0.2
5,700	Iron Mountain, Inc.	146,832	0.1
661	Jones Lang LaSalle, Inc.	67,686	0.1
502	Kilroy Realty Corp.	28,674	0.0
4,264	Kimco Realty Corp.	47,373	0.0
979	Lamar Advertising Co.	64,908	0.1
20,500	Lexington Realty Trust	199,260	0.2
7,147	Medical Properties Trust, Inc.	129,218	0.1
14,734	Mid-America Apartment Communities, Inc.	1,714,448	1.6
6,900	Office Properties Income Trust	174,501	0.2
9,200	Omega Healthcare Investors, Inc.	286,488	0.3
16,200	Outfront Media, Inc.	227,448	0.2
16,600	Paramount Group, Inc.	127,986	0.1
10,600	Park Hotels & Resorts, Inc.	104,198	0.1
21,400	Piedmont Office Realty Trust, Inc.	356,952	0.3
16,600	Preferred Apartment Communities, Inc.	116,034	0.1
59	Retail Value, Inc.	684	0.0
17,700	RLJ Lodging Trust	182,487	0.2
14,200	Service Properties Trust	95,850	0.1
21,500	SITE Centers Corp.	121,905	0.1
19,000	Summit Hotel Properties, Inc.	118,750	0.1
14,300	Uniti Group, Inc.	117,975	0.1
38,600	VEREIT, Inc.	211,528	0.2
3,529	(2) VICI Properties, Inc.	69,239	0.1
2,854	Weingarten Realty Investors	51,030	0.0
2,633	Weyerhaeuser Co.	53,160	0.0
556	WP Carey, Inc.	33,310	0.0
13,700	Xenia Hotels & Resorts, Inc.	123,300	0.1
		12,325,618	11.2

	Utilities: 4.4%
7,250	AES Corp.	90,552	0.1
876	Alliant Energy Corp.	43,239	0.0
1,013	Ameren Corp.	75,701	0.1
476	American Water Works Co., Inc.	60,452	0.1
433	Atmos Energy Corp.	44,504	0.0
1,116	CMS Energy Corp.	65,375	0.1
541	Consolidated Edison, Inc.	40,607	0.0
513	DTE Energy Co.	55,183	0.1
4,314	Edison International	250,687	0.2
864	Entergy Corp.	87,972	0.1
860	Essential Utilities, Inc.	37,634	0.0
709	Eversource Energy	59,343	0.1
15,300	Exelon Corp.	586,143	0.5
9,400	FirstEnergy Corp.	397,244	0.4
1,267	Hawaiian Electric Industries	49,996	0.0
15,639	MDU Resources Group, Inc.	340,305	0.3
9,200	National Fuel Gas Co.	386,124	0.4
8,600	NRG Energy, Inc.	310,030	0.3
1,418	OGE Energy Corp.	44,412	0.0
474	Pinnacle West Capital Corp.	36,925	0.0
20,736	PPL Corp.	579,364	0.5
8,668	Public Service Enterprise Group, Inc.	442,415	0.4
300	Sempra Energy	37,893	0.0
27,700	Vistra Energy Corp.	566,188	0.5
808	WEC Energy Group, Inc.	74,118	0.1
1,023	Xcel Energy, Inc.	66,526	0.1
		4,828,932	4.4

	Total Common Stock
	(Cost $121,891,675)	106,584,884	97.1

EXCHANGE-TRADED FUNDS: 0.3%
6,741	iShares Russell Midcap Index Fund	356,599	0.3

	Total Exchange-Traded Funds
	(Cost $320,081)	356,599	0.3

	Total Long-Term Investments
	(Cost $122,211,756)	106,941,483	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Repurchase Agreements: 1.0%
1,000,000	(4) Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	1,000,000	0.9
148,936	(4) Deutsche Bank Securities Inc., Repurchase Agreement dated 05/29/20, 0.05%, due 06/01/20 (Repurchase Amount $148,937, collateralized by various U.S. Government Securities, 0.000%-7.125%, Market Value plus accrued interest $151,915, due 05/31/20-02/15/50)	148,936	0.1

	Total Repurchase Agreements
	(Cost $1,148,936)	1,148,936	1.0

See Accompanying Notes to Financial Statements

10

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
740,545	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.110%
	(Cost $740,545)	740,545	0.7

	Total Short-Term Investments
	(Cost $1,889,481)	1,889,481	1.7

	Total Investments in Securities (Cost $124,101,237)	$ 108,830,964	99.1
	Assets in Excess of Other Liabilities	957,759	0.9
	Net Assets	$ 109,788,723	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Communication Services: 1.1%
65,910	(1)	QuinStreet, Inc.	$ 668,328	0.3
225,578	(1)	Vonage Holdings Corp.	2,172,316	0.8
			2,840,644	1.1

		Consumer Discretionary: 15.0%
40,100		Aarons, Inc.	1,480,091	0.6
32,509		Brunswick Corp.	1,788,320	0.7
44,091	(1)	Chegg, Inc.	2,693,078	1.0
83,564	(1)	CROCS, Inc.	2,394,109	0.9
16,329	(1)	Deckers Outdoor Corp.	2,980,532	1.1
57,454	(1),(2)	Eldorado Resorts, Inc.	2,037,319	0.8
18,148	(1)	Helen of Troy Ltd.	3,301,484	1.2
27,693		LCI Industries	2,739,668	1.0
17,076	(1)	LGI Homes, Inc.	1,424,480	0.5
10,636	(1)	Murphy USA, Inc.	1,234,840	0.5
61,902	(1),(2)	National Vision Holdings, Inc.	1,657,736	0.6
13,727	(1)	Ollie's Bargain Outlet Holdings, Inc.	1,255,334	0.5
8,561	(1)	Planet Fitness, Inc.	553,297	0.2
4,851		Pool Corp.	1,305,016	0.5
8,867	(1)	RH	1,923,164	0.7
15,242		Strategic Education, Inc.	2,585,500	1.0
31,370		Texas Roadhouse, Inc.	1,626,535	0.6
21,684	(1)	TopBuild Corp.	2,486,938	0.9
16,994		Wingstop, Inc.	2,072,418	0.8
42,250		Winnebago Industries	2,298,400	0.9
			39,838,259	15.0

		Consumer Staples: 2.6%
22,316	(1)	Freshpet, Inc.	1,722,349	0.6
45,793	(1)	Grocery Outlet Holding Corp.	1,685,640	0.6
105,317	(1)	Performance Food Group Co.	2,806,698	1.1
60,446		Primo Water Corp.	727,166	0.3
			6,941,853	2.6

		Energy: 0.2%
66,690		Parsley Energy, Inc. - Class A	609,547	0.2

		Financials: 3.8%
38,063		Artisan Partners Asset Management, Inc.	1,102,685	0.4
60,814		Essent Group Ltd.	2,009,903	0.8
31,584		Evercore, Inc.	1,740,594	0.6
30,254		First American Financial Corp.	1,527,524	0.6
17,174		Independent Bank Group, Inc.	650,551	0.2
35,182	(1)	Selectquote, Inc.	968,209	0.4
19,758		Signature Bank	2,033,296	0.8
			10,032,762	3.8

		Health Care: 31.9%
59,657	(1),(2)	Aerie Pharmaceuticals, Inc.	836,988	0.3
16,059	(1)	Amedisys, Inc.	3,084,131	1.2
134,964	(1)	Amicus Therapeutics, Inc.	1,683,676	0.6
52,079	(1)	Amphastar Pharmaceuticals, Inc.	970,753	0.4
14,304	(1)	Applied Therapeutics, Inc.	651,118	0.2
90,488	(1)	Ardelyx, Inc.	663,277	0.2
28,887	(1)	Arena Pharmaceuticals, Inc.	1,726,576	0.6
54,053	(1)	Arrowhead Pharmaceuticals, Inc.	1,742,669	0.7
29,629	(1),(2)	Axonics Modulation Technologies, Inc.	1,086,495	0.4
27,886	(1)	Biohaven Pharmaceutical Holding Co. Ltd.	1,742,038	0.7
24,790	(1)	Blueprint Medicines Corp.	1,614,821	0.6
53,696	(1)	Change Healthcare, Inc.	670,126	0.3
16,392		Conmed Corp.	1,203,337	0.5
59,265	(1)	Dicerna Pharmaceuticals, Inc.	1,278,346	0.5
19,755	(1)	Emergent Biosolutions, Inc.	1,649,345	0.6
17,714		Encompass Health Corp.	1,297,551	0.5
58,319	(1)	Epizyme, Inc.	1,023,498	0.4
161,755	(1)	Evolent Health, Inc.	1,436,384	0.5
34,197	(1)	FibroGen, Inc.	1,143,548	0.4
52,528	(1)	G1 Therapeutics, Inc.	891,400	0.3
24,808	(1)	Global Blood Therapeutics, Inc.	1,734,575	0.6
22,153	(1)	Globus Medical, Inc.	1,210,661	0.5
27,382	(1)	Haemonetics Corp.	3,003,258	1.1
27,489	(1)	HealthEquity, Inc.	1,703,493	0.6
9,854		Hill-Rom Holdings, Inc.	1,001,856	0.4
75,407	(1)	HMS Holdings Corp.	2,355,715	0.9
36,066	(1)	Homology Medicines, Inc.	513,580	0.2
22,621	(1)	Horizon Therapeutics Plc	1,147,563	0.4
73,608	(1)	Immunomedics, Inc.	2,472,493	0.9
26,855	(1)	Inogen, Inc.	1,020,490	0.4
53,242	(1)	Insmed, Inc.	1,293,248	0.5
14,683	(1)	Intercept Pharmaceuticals, Inc.	1,060,994	0.4
56,670	(1)	Iovance Biotherapeutics, Inc.	1,818,540	0.7
15,885	(1)	Krystal Biotech, Inc.	816,648	0.3
126,459	(1)	Lantheus Holdings, Inc.	1,736,282	0.7
28,957	(1)	Magellan Health, Inc.	2,171,485	0.8
41,863	(1)	Merit Medical Systems, Inc.	1,883,416	0.7
49,403	(1)	Momenta Pharmaceuticals, Inc.	1,555,206	0.6
20,775	(1),(2)	MyoKardia, Inc.	2,125,075	0.8
29,398	(1)	Neogen Corp.	2,093,726	0.8
26,144	(1)	NextCure, Inc.	815,954	0.3
27,264	(1)	Novocure Ltd.	1,838,412	0.7
25,395	(1)	Omnicell, Inc.	1,699,179	0.6
53,385	(1)	OraSure Technologies, Inc.	776,218	0.3
29,520	(1)	Phreesia, Inc.	865,526	0.3
33,415	(1)	PTC Therapeutics, Inc.	1,694,475	0.6
19,367	(1)	Quidel Corp.	3,389,225	1.3
124,592	(1)	R1 RCM, Inc.	1,321,921	0.5
9,224	(1)	Reata Pharmaceuticals, Inc.	1,340,432	0.5
11,409	(1)	Repligen Corp.	1,494,237	0.6

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

53,916	(1)	Rocket Pharmaceuticals, Inc.	1,014,160	0.4
102,794	(1)	Select Medical Holdings Corp.	1,659,095	0.6
39,070	(1)	Stoke Therapeutics, Inc.	1,080,676	0.4
32,912	(1)	Syneos Health, Inc.	2,007,303	0.8
30,022	(1),(2)	Tabula Rasa HealthCare, Inc.	1,604,075	0.6
11,981	(1)	Tandem Diabetes Care, Inc.	996,220	0.4
5,059	(1)	Teladoc Health, Inc.	880,570	0.3
56,504	(1),(2)	UroGen Pharma Ltd.	1,326,149	0.5
			84,918,208	31.9

		Industrials: 19.1%
40,211	(1)	Aerojet Rocketdyne Holdings, Inc.	1,763,252	0.7
100,857	(1)	Air Transport Services Group, Inc.	2,172,460	0.8
28,350	(1)	ASGN, Inc.	1,746,077	0.7
48,030		Brink's Co.	1,926,003	0.7
36,032		Crane Co.	2,007,703	0.8
17,064		Curtiss-Wright Corp.	1,711,519	0.6
43,968		EMCOR Group, Inc.	2,794,166	1.0
13,484	(1)	FTI Consulting, Inc.	1,624,283	0.6
28,246	(1)	Generac Holdings, Inc.	3,142,932	1.2
34,733		John Bean Technologies Corp.	2,853,316	1.1
17,344		Lindsay Corp.	1,628,949	0.6
36,442		McGrath Rentcorp	2,032,006	0.8
18,479		MSA Safety, Inc.	2,197,892	0.8
24,877		Regal Beloit Corp.	1,978,717	0.7
22,766	(1)	Saia, Inc.	2,468,745	0.9
32,097		Simpson Manufacturing Co., Inc.	2,569,686	1.0
20,524		Skywest, Inc.	658,205	0.2
23,563		Tennant Co.	1,506,618	0.6
33,207		Tetra Tech, Inc.	2,620,032	1.0
30,234	(1)	Trex Co., Inc.	3,631,708	1.4
50,810		UFP Industries, Inc.	2,323,541	0.9
40,237		US Ecology, Inc.	1,354,780	0.5
23,956		Watts Water Technologies, Inc.	1,992,181	0.7
29,435		Woodward, Inc.	2,018,652	0.8
			50,723,423	19.1

		Information Technology: 21.4%
38,903	(1)	Advanced Energy Industries, Inc.	2,599,888	1.0
21,137	(1)	Alarm.com Holdings, Inc.	999,569	0.4
13,295	(1)	Avalara, Inc.	1,423,363	0.5
21,218	(1)	Blackline, Inc.	1,576,498	0.6
7,405	(1)	CACI International, Inc.	1,857,026	0.7
54,392	(1)	Cornerstone OnDemand, Inc.	2,102,251	0.8
48,069		CSG Systems International, Inc.	2,276,067	0.9
44,710	(1)	Enphase Energy, Inc.	2,601,675	1.0
34,040	(1)	Envestnet, Inc.	2,471,644	0.9
9,675	(1)	Everbridge, Inc.	1,415,066	0.5
75,175		EVERTEC, Inc.	2,189,096	0.8
22,250	(1)	Five9, Inc.	2,318,450	0.9
28,317	(1)	Inphi Corp.	3,558,597	1.3
40,038		j2 Global, Inc.	3,134,975	1.2
47,410	(1)	LiveRamp Holdings, Inc.	2,390,886	0.9
15,534	(1)	Lumentum Holdings, Inc.	1,138,953	0.4
55,248		NIC, Inc.	1,329,267	0.5
51,530	(1)	Onto Innovation, Inc.	1,601,552	0.6
25,600	(1)	OSI Systems, Inc.	1,939,712	0.7
12,786	(1)	Proofpoint, Inc.	1,486,628	0.6
32,079	(1)	Q2 Holdings, Inc.	2,650,367	1.0
14,298	(1)	Qualys, Inc.	1,648,845	0.6
33,781	(1)	Rapid7, Inc.	1,651,553	0.6
29,028	(1)	RealPage, Inc.	1,968,679	0.7
70,893	(1)	Repay Holdings Corp.	1,633,375	0.6
23,512	(1)	Silicon Laboratories, Inc.	2,202,134	0.8
48,935	(1)	Verint Systems, Inc.	2,269,116	0.9
219,692	(1)	Viavi Solutions, Inc.	2,546,230	1.0
			56,981,462	21.4

		Materials: 2.1%
22,893		Compass Minerals International, Inc.	1,102,984	0.4
26,409		Minerals Technologies, Inc.	1,302,228	0.5
49,559		PolyOne Corp.	1,228,072	0.4
42,032		Sensient Technologies Corp.	2,106,644	0.8
			5,739,928	2.1

		Real Estate: 2.5%
47,382		American Homes 4 Rent	1,195,921	0.5
39,822		QTS Realty Trust, Inc.	2,731,789	1.0
51,030		RE/MAX Holdings, Inc.	1,428,330	0.5
37,599		Ryman Hospitality Properties	1,285,134	0.5
			6,641,174	2.5

	Total Common Stock
	(Cost $247,879,581)		265,267,260	99.7

See Accompanying Notes to Financial Statements

13

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 2.5%
467,106	(3) Bank of Nova Scotia, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $467,108, collateralized by various U.S. Government Agency Obligations, 2.419%-6.000%, Market Value plus accrued interest $476,451, due 09/01/24-02/01/50)	467,106	0.1
1,575,500	(3) Cantor Fitzgerald Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $1,575,508, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,607,011, due 06/09/20-02/20/70)	1,575,500	0.6
1,575,542	(3) Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,607,053, due 11/01/23-04/20/70)	1,575,542	0.6
1,575,542	(3) MUFG Securities America Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.960%-5.880%, Market Value plus accrued interest $1,607,053, due 08/01/21-04/01/50)	1,575,542	0.6
1,575,542	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,575,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,607,053, due 05/31/20-05/20/50)	1,575,542	0.6

	Total Repurchase Agreements
	(Cost $6,769,232)	6,769,232	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
406,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $406,000)	406,000	0.2

	Total Short-Term Investments
	(Cost $7,175,232)	7,175,232	2.7

	Total Investments in Securities (Cost $255,054,813)	$ 272,442,492	102.4
	Liabilities in Excess of Other Assets	(6,286,317)	(2.4)
	Net Assets	$ 266,156,175	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

14

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Communication Services: 5.0%
92,782		AT&T, Inc.	$ 2,863,252	1.4
50,451		CenturyLink, Inc.	495,933	0.2
35,485		Cinemark Holdings, Inc.	533,340	0.3
33,818		Comcast Corp. – Class A	1,339,193	0.7
14,102		Interpublic Group of Cos., Inc.	241,285	0.1
16,549		Omnicom Group	906,720	0.5
28,155		Telephone & Data Systems, Inc.	576,896	0.3
51,184		Verizon Communications, Inc.	2,936,938	1.5
			9,893,557	5.0

		Consumer Discretionary: 6.5%
36,123		eBay, Inc.	1,645,041	0.8
21,916		Expedia Group, Inc.	1,741,884	0.9
83,520		Extended Stay America, Inc.	960,480	0.5
7,328		Garmin Ltd.	660,766	0.3
43,694		Gentex Corp.	1,155,269	0.6
1,443		Home Depot, Inc.	358,556	0.2
20,178		Kohl's Corp.	387,821	0.2
11,624		McDonald's Corp.	2,165,784	1.1
1,878		Ross Stores, Inc.	182,091	0.1
31,663		Service Corp. International	1,248,472	0.6
9,345		Target Corp.	1,143,174	0.6
13,301		Yum! Brands, Inc.	1,193,499	0.6
			12,842,837	6.5

		Consumer Staples: 8.6%
37,680		Altria Group, Inc.	1,471,404	0.7
15,139		Coca-Cola Co.	706,689	0.4
57,192		Flowers Foods, Inc.	1,349,159	0.7
26,725		General Mills, Inc.	1,684,744	0.9
10,781		Hershey Co.	1,462,766	0.7
9,596		Kimberly-Clark Corp.	1,357,258	0.7
13,839		Mondelez International, Inc.	721,289	0.4
19,327		PepsiCo, Inc.	2,542,467	1.3
28,076		Philip Morris International, Inc.	2,059,655	1.0
28,425		Procter & Gamble Co.	3,295,026	1.7
2,597		Sysco Corp.	143,251	0.1
			16,793,708	8.6

		Energy: 1.4%
20,782		Chevron Corp.	1,905,709	1.0
9,598		ConocoPhillips	404,844	0.2
16,771		Kinder Morgan, Inc.	264,982	0.1
2,461		Valero Energy Corp.	164,001	0.1
			2,739,536	1.4

		Financials: 9.0%
27,550		Aflac, Inc.	1,004,749	0.5
14,766		Allstate Corp.	1,444,262	0.8
6,697		American Financial Group, Inc.	403,427	0.2
8,847		Bank of America Corp.	213,390	0.1
5,805		Bank of New York Mellon Corp.	215,772	0.1
5,277		Citigroup, Inc.	252,821	0.1
822		Everest Re Group Ltd.	163,093	0.1
18,527		Federated Hermes, Inc.	410,188	0.2
20,290		Fidelity National Financial, Inc.	647,251	0.3
21,468		First American Financial Corp.	1,083,919	0.6
10,282		Hanover Insurance Group, Inc.	1,031,799	0.5
24,766		Hartford Financial Services Group, Inc.	948,290	0.5
30,737		JPMorgan Chase & Co.	2,991,018	1.5
6,258		Mercury General Corp.	251,759	0.1
15,711		Metlife, Inc.	565,753	0.3
40,496		MGIC Investment Corp.	332,472	0.2
52,304		Old Republic International Corp.	815,419	0.4
10,523		Popular, Inc.	415,553	0.2
5,389		S&P Global, Inc.	1,751,533	0.9
35,724	(1)	Santander Consumer USA Holdings, Inc.	590,518	0.3
2,771		State Street Corp.	168,920	0.1
39,213		Synchrony Financial	798,769	0.4
44,479		Wells Fargo & Co.	1,177,359	0.6
			17,678,034	9.0

		Health Care: 16.5%
30,942		AbbVie, Inc.	2,867,395	1.5
15,146		AmerisourceBergen Corp.	1,444,020	0.7
10,059		Amgen, Inc.	2,310,552	1.2
3,378		Anthem, Inc.	993,504	0.5
9,025		Baxter International, Inc.	812,340	0.4
37,334		Bristol-Myers Squibb Co.	2,229,587	1.1
22,092		Cerner Corp.	1,610,507	0.8
1,716		Chemed Corp.	821,123	0.4
24,080		Gilead Sciences, Inc.	1,874,146	1.0
2,422		Humana, Inc.	994,594	0.5
28,999		Johnson & Johnson	4,313,601	2.2
22,312		Medtronic PLC	2,199,517	1.1
34,572		Merck & Co., Inc.	2,790,652	1.4
77,911		Pfizer, Inc.	2,975,421	1.5
12,359		Quest Diagnostics, Inc.	1,461,823	0.7
2,921		UnitedHealth Group, Inc.	890,467	0.5
13,884		Zoetis, Inc.	1,935,291	1.0
			32,524,540	16.5

		Industrials: 7.4%
10,120		Allison Transmission Holdings, Inc.	381,726	0.2
2,573		Armstrong World Industries, Inc.	193,978	0.1
7,923		Carlisle Cos., Inc.	949,651	0.5
5,196		Cintas Corp.	1,288,400	0.7
12,352		CSX Corp.	884,156	0.4
6,882		Curtiss-Wright Corp.	690,265	0.4
16,939		Eaton Corp. PLC	1,438,121	0.7
12,615		Honeywell International, Inc.	1,839,898	0.9
5,069		Kansas City Southern	762,986	0.4
4,861		Lockheed Martin Corp.	1,888,207	1.0
17,919		Republic Services, Inc.	1,531,358	0.8
210		Roper Technologies, Inc.	82,698	0.0
12,275		Waste Connections, Inc.	1,154,341	0.6
13,791		Waste Management, Inc.	1,472,189	0.7
			14,557,974	7.4

See Accompanying Notes to Financial Statements

15

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2020 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (Continued)
	Information Technology: 31.4%
12,118	Accenture PLC	2,443,231	1.2
11,141	Alliance Data Systems Corp.	516,162	0.2
24,500	Amdocs Ltd.	1,525,370	0.8
12,465	Avnet, Inc.	339,547	0.2
19,837	Booz Allen Hamilton Holding Corp.	1,582,199	0.8
9,752	Broadridge Financial Solutions, Inc. ADR	1,180,967	0.6
7,167	CDW Corp.	794,892	0.4
62,030	Cisco Systems, Inc.	2,966,275	1.5
9,768	Citrix Systems, Inc.	1,446,836	0.7
30,041	Cognizant Technology Solutions Corp.	1,592,173	0.8
22,706	Dolby Laboratories, Inc.	1,378,935	0.7
24,029	Flir Systems, Inc.	1,110,140	0.6
32,269	Genpact Ltd.	1,160,070	0.6
32,355	HP, Inc.	489,855	0.2
55,169	Intel Corp.	3,471,785	1.8
5,021	International Business Machines Corp.	627,123	0.3
7,359	Intuit, Inc.	2,136,465	1.1
8,930	Jack Henry & Associates, Inc.	1,615,080	0.8
47,082	Juniper Networks, Inc.	1,142,209	0.6
14,438	Leidos Holdings, Inc.	1,520,177	0.8
5,095	Mastercard, Inc. - Class A	1,533,034	0.8
22,710	Maxim Integrated Products	1,309,913	0.7
19,993	MAXIMUS, Inc.	1,439,896	0.7
62,067	Microsoft Corp.	11,373,778	5.8
9,945	Motorola Solutions, Inc.	1,345,857	0.7
32,235	National Instruments Corp.	1,248,139	0.6
9,331	NetApp, Inc.	415,603	0.2
69,546	NortonLifeLock, Inc.	1,584,258	0.8
38,931	Oracle Corp.	2,093,320	1.1
17,111	Paychex, Inc.	1,236,783	0.6
18,786	Qualcomm, Inc.	1,519,412	0.8
22,750	Seagate Technology	1,206,660	0.6
79,688	Switch, Inc.	1,522,838	0.8
13,612	TE Connectivity Ltd.	1,105,975	0.5
17,739	Texas Instruments, Inc.	2,106,329	1.1
2,806	Visa, Inc. - Class A	547,843	0.3
46,965	Western Union Co.	940,239	0.5
18,818	Xerox Holdings Corp.	298,830	0.1
		61,868,198	31.4

	Materials: 1.4%
2,898	Air Products & Chemicals, Inc.	700,302	0.4
3,581	Aptargroup, Inc.	398,888	0.2
7,936	Domtar Corp.	161,894	0.1
4,494	Reliance Steel & Aluminum Co.	435,918	0.2
2,292	Silgan Holdings, Inc.	76,644	0.0
13,645	Sonoco Products Co.	706,947	0.4
15,836	Valvoline, Inc.	290,591	0.1
		2,771,184	1.4

	Real Estate: 5.5%
44,254	Apple Hospitality REIT, Inc.	451,833	0.2
2,237	Boston Properties, Inc.	192,337	0.1
16,368	Camden Property Trust	1,498,818	0.7
28,778	CoreCivic, Inc.	346,199	0.2
13,443	Corporate Office Properties Trust SBI MD	335,672	0.2
1,779	EastGroup Properties, Inc.	206,809	0.1
3,659	Equity Lifestyle Properties, Inc.	227,956	0.1
6,429	Essex Property Trust, Inc.	1,560,768	0.8
3,185	Federal Realty Investment Trust	254,513	0.1
50,093	Gaming and Leisure Properties, Inc.	1,730,212	0.9
3,785	Lamar Advertising Co.	250,945	0.1
11,348	Life Storage, Inc.	1,106,203	0.6
84,215	Outfront Media, Inc.	1,182,379	0.6
1,078	Public Storage, Inc.	218,554	0.1
7,506	Realty Income Corp.	415,157	0.2
95,590	Retail Properties of America, Inc.	518,098	0.3
6,464	Simon Property Group, Inc.	372,973	0.2
		10,869,426	5.5

	Utilities: 5.1%
15,689	Ameren Corp.	1,172,439	0.6
12,483	American Water Works Co., Inc.	1,585,341	0.8
20,781	Evergy, Inc.	1,281,980	0.7
31,140	Exelon Corp.	1,192,973	0.6
11,712	OGE Energy Corp.	366,820	0.2
13,355	Pinnacle West Capital Corp.	1,040,354	0.5
4,637	PNM Resources, Inc.	189,282	0.1
7,364	Sempra Energy	930,147	0.5
13,969	Southern Co.	797,211	0.4
31,306	Vistra Energy Corp.	639,895	0.3
8,442	WEC Energy Group, Inc.	774,385	0.4
		9,970,827	5.1

	Total Common Stock
	(Cost $188,264,333)	192,509,821	97.8

EXCHANGE-TRADED FUNDS: 1.6%
19,065	iShares Russell 1000 ETF	3,211,880	1.6

	Total Exchange-Traded Funds
	(Cost $3,024,642)	3,211,880	1.6

	Total Long-Term Investments
	(Cost $191,288,975)	195,721,701	99.4

See Accompanying Notes to Financial Statements

16

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Repurchase Agreements: 0.3%
627,755	(2)	Nomura Securities, Repurchase Agreement dated 05/29/20, 0.06%, due 06/01/20 (Repurchase Amount $627,758, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $640,310, due 12/01/26-02/20/70)
		(Cost $627,755)	627,755	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
701,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $701,000)	701,000	0.4

	Total Short-Term Investments
	(Cost $1,328,755)	1,328,755	0.7

	Total Investments in Securities (Cost $192,617,730)	$ 197,050,456	100.1
	Liabilities in Excess of Other Assets	(134,653)	(0.1)
	Net Assets	$ 196,915,803	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

17

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Communication Services: 8.1%
4,845	(1)	Alphabet, Inc. - Class C	$ 6,923,117	1.1
183,853		AT&T, Inc.	5,673,703	0.9
12,331	(1)	Charter Communications, Inc.	6,708,064	1.0
156,603		Comcast Corp. – Class A	6,201,479	1.0
33,491	(1)	Facebook, Inc.- Class A	7,538,489	1.2
14,983	(1)	Netflix, Inc.	6,288,815	1.0
101,478		Verizon Communications, Inc.	5,822,808	0.9
55,690		Walt Disney Co.	6,532,437	1.0
			51,688,912	8.1

		Consumer Discretionary: 10.7%
2,830	(1)	Amazon.com, Inc.	6,911,907	1.1
4,248	(1)	Booking Holdings, Inc.	6,964,256	1.1
1,104,928		Ford Motor Co.	6,309,139	1.0
260,688		General Motors Co.	6,746,605	1.0
28,343		Home Depot, Inc.	7,042,669	1.1
62,652		Lowe's Cos, Inc.	8,166,688	1.3
33,058		McDonald's Corp.	6,159,367	1.0
65,096		Nike, Inc. - Class B	6,417,164	1.0
81,902		Starbucks Corp.	6,387,537	1.0
57,888		Target Corp.	7,081,439	1.1
			68,186,771	10.7

		Consumer Staples: 10.1%
148,965		Altria Group, Inc.	5,817,083	0.9
123,510		Coca-Cola Co.	5,765,447	0.9
83,478		Colgate-Palmolive Co.	6,037,964	1.0
19,092		Costco Wholesale Corp.	5,889,309	0.9
220,812		Kraft Heinz Co.	6,728,142	1.1
108,702		Mondelez International, Inc.	5,665,548	0.9
44,292		PepsiCo, Inc.	5,826,612	0.9
76,608		Philip Morris International, Inc.	5,619,963	0.9
48,330		Procter & Gamble Co.	5,602,414	0.9
123,072		Walgreens Boots Alliance, Inc.	5,284,712	0.8
48,249		Walmart, Inc.	5,985,771	0.9
			64,222,965	10.1

		Energy: 6.7%
77,247		Chevron Corp.	7,083,550	1.1
189,754		ConocoPhillips	8,003,824	1.3
148,210		Exxon Mobil Corp.	6,739,109	1.1
418,824		Kinder Morgan, Inc.	6,617,419	1.0
504,794		Occidental Petroleum Corp.	6,537,082	1.0
418,509		Schlumberger Ltd.	7,729,861	1.2
			42,710,845	6.7

		Financials: 14.4%
58,727		Allstate Corp.	5,744,088	0.9
61,569		American Express Co.	5,853,365	0.9
216,177		American International Group, Inc.	6,498,281	1.0
252,171		Bank of America Corp.	6,082,364	1.0
163,468		Bank of New York Mellon Corp.	6,076,105	0.9
30,341	(1)	Berkshire Hathaway, Inc. – Class B	5,630,683	0.9
12,207		BlackRock, Inc.	6,453,108	1.0
103,173		Capital One Financial Corp.	7,019,891	1.1
126,088		Citigroup, Inc.	6,040,876	0.9
34,820		Goldman Sachs Group, Inc.	6,841,782	1.1
59,444		JPMorgan Chase & Co.	5,784,496	0.9
173,521		Metlife, Inc.	6,248,491	1.0
159,525		Morgan Stanley	7,051,005	1.1
154,945		US Bancorp	5,509,844	0.9
185,759		Wells Fargo & Co.	4,917,041	0.8
			91,751,420	14.4

		Health Care: 14.7%
70,052		Abbott Laboratories	6,649,336	1.0
73,868		AbbVie, Inc.	6,845,348	1.1
26,659		Amgen, Inc.	6,123,572	1.0
17,582	(1)	Biogen, Inc.	5,399,256	0.8
102,187		Bristol-Myers Squibb Co.	6,102,608	0.9
93,129		CVS Health Corp.	6,106,469	1.0
39,469		Danaher Corp.	6,575,930	1.0
40,147		Eli Lilly & Co.	6,140,484	1.0
73,197		Gilead Sciences, Inc.	5,696,923	0.9
41,786		Johnson & Johnson	6,215,667	1.0
60,379		Medtronic PLC	5,952,162	0.9
72,227		Merck & Co., Inc.	5,830,163	0.9
170,122		Pfizer, Inc.	6,496,959	1.0
19,505		Thermo Fisher Scientific, Inc.	6,810,951	1.1
22,117		UnitedHealth Group, Inc.	6,742,367	1.1
			93,688,195	14.7

		Industrials: 10.7%
40,351		3M Co.	6,312,510	1.0
36,497		Boeing Co.	5,323,087	0.8
49,752		Caterpillar, Inc.	5,976,708	0.9
119,193		Emerson Electric Co.	7,273,157	1.1
44,710		FedEx Corp.	5,837,338	0.9
41,601		General Dynamics Corp.	6,108,275	1.0
42,187		Honeywell International, Inc.	6,152,974	1.0
15,931		Lockheed Martin Corp.	6,188,238	1.0
98,295		Raytheon Technologies Corp.	6,341,993	1.0
39,644		Union Pacific Corp.	6,733,930	1.1
56,805		United Parcel Service, Inc. - Class B	5,664,026	0.9
			67,912,236	10.7

		Information Technology: 15.3%
32,727		Accenture PLC	6,598,418	1.0
17,456	(1)	Adobe, Inc.	6,748,490	1.1
21,811		Apple, Inc.	6,934,589	1.1
137,844		Cisco Systems, Inc.	6,591,700	1.0
100,161		Intel Corp.	6,303,132	1.0
49,216		International Business Machines Corp.	6,147,078	1.0
21,946		Mastercard, Inc. - Class A	6,603,332	1.0
34,688		Microsoft Corp.	6,356,576	1.0
20,927		Nvidia Corp.	7,429,503	1.2
110,364		Oracle Corp.	5,934,272	0.9
40,890	(1)	PayPal Holdings, Inc.	6,338,359	1.0
80,515		Qualcomm, Inc.	6,512,053	1.0
34,574	(1)	Salesforce.com, Inc.	6,043,189	1.0
54,478		Texas Instruments, Inc.	6,468,718	1.0
33,569		Visa, Inc. - Class A	6,554,012	1.0
			97,563,421	15.3

See Accompanying Notes to Financial Statements

18

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

	Materials: 2.5%
193,994	Dow, Inc.	7,488,168	1.2
165,315	DowDuPont, Inc.	8,386,430	1.3
		15,874,598	2.5

	Real Estate: 1.9%
24,498	American Tower Corp.	6,324,649	1.0
98,773	Simon Property Group, Inc.	5,699,202	0.9
		12,023,851	1.9

	Utilities: 3.5%
66,594	Duke Energy Corp.	5,702,444	0.9
149,285	Exelon Corp.	5,719,109	0.9
22,591	NextEra Energy, Inc.	5,773,356	0.9
95,843	Southern Co.	5,469,760	0.8
		22,664,669	3.5

	Total Common Stock
	(Cost $421,388,443)	628,287,883	98.6

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
7,475,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $7,475,000)	7,475,000	1.2

	Total Short-Term Investments
	(Cost $7,475,000)	7,475,000	1.2

	Total Investments in Securities (Cost $428,863,443)	$ 635,762,883	99.8
	Assets in Excess of Other Liabilities	1,352,151	0.2
	Net Assets	$ 637,115,034	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

19

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Communication Services: 1.9%
213,353	(1)	Gray Television, Inc.	$ 2,974,141	0.7
167,184	(1)	Imax Corp.	2,108,190	0.5
281,621	(1)	Vonage Holdings Corp.	2,712,010	0.7
			7,794,341	1.9

		Consumer Discretionary: 11.8%
183,736		Bloomin Brands, Inc.	2,096,428	0.5
225,700		Callaway Golf Co.	3,457,724	0.9
107,323	(1)	CROCS, Inc.	3,074,804	0.8
22,756	(1)	Deckers Outdoor Corp.	4,153,653	1.0
26,182	(1)	Helen of Troy Ltd.	4,763,029	1.2
108,571		La-Z-Boy, Inc.	2,792,446	0.7
40,174		LCI Industries	3,974,414	1.0
16,115		Lithia Motors, Inc.	1,943,308	0.5
29,901	(1)	Malibu Boats, Inc.	1,409,234	0.3
25,831		Marriott Vacations Worldwide Corp.	2,320,399	0.6
33,055	(1)	Meritage Homes Corp.	2,297,322	0.6
23,376	(1)	Murphy USA, Inc.	2,713,954	0.7
6,539		Pool Corp.	1,759,122	0.4
114,576		Red Rock Resorts, Inc.	1,581,149	0.4
15,809	(1),(2)	RH	3,428,814	0.8
73,999	(2)	Shoe Carnival, Inc.	1,923,234	0.5
65,171		Winnebago Industries	3,545,302	0.9
			47,234,336	11.8

		Consumer Staples: 3.1%
75,026	(1)	elf Beauty, Inc.	1,285,946	0.3
40,347		Energizer Holdings, Inc.	1,770,426	0.5
32,925	(1)	Freshpet, Inc.	2,541,151	0.6
282,224	(1)	Hostess Brands, Inc.	3,407,855	0.9
122,217	(1)	Performance Food Group Co.	3,257,083	0.8
			12,262,461	3.1

		Energy: 1.1%
61,901	(1)	Dril-Quip, Inc.	1,881,171	0.5
287,954		Parsley Energy, Inc. - Class A	2,631,900	0.6
			4,513,071	1.1

		Financials: 16.4%
65,536		Artisan Partners Asset Management, Inc.	1,898,578	0.5
109,530		Atlantic Union Bankshares Corp.	2,535,620	0.6
121,633		Columbia Banking System, Inc.	2,962,980	0.7
89,071		Enterprise Financial Services Corp.	2,616,015	0.7
107,790		Essent Group Ltd.	3,562,460	0.9
55,762		Evercore, Inc.	3,073,044	0.8
63,388		First American Financial Corp.	3,200,460	0.8
325,761		First BanCorp. Puerto Rico	1,781,913	0.4
141,845		Heritage Insurance Holdings, Inc.	1,778,736	0.4
65,473		Iberiabank Corp.	2,776,710	0.7
52,455		Independent Bank Group, Inc.	1,986,995	0.5
74,145		Lakeland Financial Corp.	3,165,250	0.8
21,086		Morningstar, Inc.	3,232,906	0.8
113,786		OFG Bancorp	1,382,500	0.4
148,426		Pacific Premier Bancorp, Inc.	3,208,970	0.8
61,111		Pinnacle Financial Partners, Inc.	2,435,273	0.6
42,097		Piper Sandler Cos	2,510,665	0.6
43,505		Prosperity Bancshares, Inc.	2,844,792	0.7
159,238		Radian Group, Inc.	2,528,699	0.6
44,619		Selective Insurance Group	2,340,267	0.6
48,622	(1)	Selectquote, Inc.	1,338,077	0.3
89,757		ServisFirst Bancshares, Inc.	3,130,724	0.8
23,778		Signature Bank	2,446,994	0.6
59,581		Stifel Financial Corp.	2,842,610	0.7
179,854		Trustco Bank Corp.	1,133,080	0.3
2,974		Value Line, Inc.	84,759	0.0
119,521		WSFS Financial Corp.	3,307,146	0.8
			66,106,223	16.4

		Health Care: 17.9%
84,270	(1),(2)	Aerie Pharmaceuticals, Inc.	1,182,308	0.3
19,333	(1)	Amedisys, Inc.	3,712,903	0.9
161,629	(1)	Amicus Therapeutics, Inc.	2,016,322	0.5
70,978	(1)	Amphastar Pharmaceuticals, Inc.	1,323,030	0.3
41,621	(1)	Arena Pharmaceuticals, Inc.	2,487,687	0.6
50,972	(1)	Arrowhead Pharmaceuticals, Inc.	1,643,337	0.4
37,692	(1)	Biohaven Pharmaceutical Holding Co. Ltd.	2,354,619	0.6
27,724	(1)	Blueprint Medicines Corp.	1,805,941	0.5
3,347		Chemed Corp.	1,601,573	0.4
23,889		Conmed Corp.	1,753,692	0.4
20,187	(1)	Emergent Biosolutions, Inc.	1,685,413	0.4
41,958		Encompass Health Corp.	3,073,424	0.8
79,355	(1)	Epizyme, Inc.	1,392,680	0.3
42,988	(1)	FibroGen, Inc.	1,437,519	0.4
24,537	(1)	Global Blood Therapeutics, Inc.	1,715,627	0.4
64,806	(1)	Globus Medical, Inc.	3,541,648	0.9
31,103	(1)	Haemonetics Corp.	3,411,377	0.8
18,159		Hill-Rom Holdings, Inc.	1,846,226	0.5
123,083	(1)	HMS Holdings Corp.	3,845,113	1.0
82,142	(1)	Immunomedics, Inc.	2,759,150	0.7
64,632	(1)	Insmed, Inc.	1,569,911	0.4
62,202	(1)	Iovance Biotherapeutics, Inc.	1,996,062	0.5
54,648	(1)	Magellan Health, Inc.	4,098,054	1.0
49,873	(1)	Merit Medical Systems, Inc.	2,243,786	0.6
14,018	(1)	MyoKardia, Inc.	1,433,901	0.4
35,086	(1)	NextCure, Inc.	1,095,034	0.3
149,954		Patterson Cos., Inc.	2,952,594	0.7
33,600	(1)	PTC Therapeutics, Inc.	1,703,856	0.4
11,567	(1)	Reata Pharmaceuticals, Inc.	1,680,916	0.4
5,594	(1)	Repligen Corp.	732,646	0.2
173,888	(1)	Select Medical Holdings Corp.	2,806,552	0.7
66,611	(1)	Syneos Health, Inc.	4,062,605	1.0
34,920	(1),(2)	UroGen Pharma Ltd.	819,572	0.2
			71,785,078	17.9

See Accompanying Notes to Financial Statements

20

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

		Industrials: 18.9%
149,500	(1)	Air Transport Services Group, Inc.	3,220,230	0.8
32,977		Alamo Group, Inc.	3,407,184	0.8
117,679		Altra Industrial Motion Corp.	3,648,049	0.9
18,405	(1)	ASGN, Inc.	1,133,564	0.3
39,033	(1)	Casella Waste Systems, Inc.	1,988,731	0.5
54,739		Crane Co.	3,050,057	0.8
28,706		Curtiss-Wright Corp.	2,879,212	0.7
109,341		Deluxe Corp.	2,550,926	0.6
67,366		EMCOR Group, Inc.	4,281,109	1.1
25,892	(1)	FTI Consulting, Inc.	3,118,950	0.8
42,969	(1)	Generac Holdings, Inc.	4,781,161	1.2
42,937		ICF International, Inc.	2,815,808	0.7
152,894		KAR Auction Services, Inc.	2,194,029	0.5
55,105		Matthews International Corp.	1,140,673	0.3
42,250		Regal Beloit Corp.	3,360,565	0.8
36,443	(1)	Saia, Inc.	3,951,879	1.0
91,883		Skywest, Inc.	2,946,688	0.7
85,648	(1)	SP Plus Corp.	1,744,650	0.4
47,587		Tetra Tech, Inc.	3,754,614	0.9
35,561	(1)	Trex Co., Inc.	4,271,587	1.1
77,924		UFP Industries, Inc.	3,563,465	0.9
87,798		US Ecology, Inc.	2,956,159	0.7
36,832		Watts Water Technologies, Inc.	3,062,949	0.8
59,868		Werner Enterprises, Inc.	2,767,099	0.7
50,302		Woodward, Inc.	3,449,711	0.9
			76,039,049	18.9

		Information Technology: 15.2%
25,412	(1)	Alarm.com Holdings, Inc.	1,201,733	0.3
10,828	(1)	CACI International, Inc.	2,715,446	0.7
97,016	(1)	Cardtronics plc	2,346,817	0.6
78,618	(1)	Commvault Systems, Inc.	3,180,884	0.8
79,445	(1)	Cornerstone OnDemand, Inc.	3,070,549	0.8
68,922		CSG Systems International, Inc.	3,263,457	0.8
49,739	(1)	Envestnet, Inc.	3,611,549	0.9
327,753	(1)	Harmonic, Inc.	1,766,589	0.4
28,171	(1)	Inphi Corp.	3,540,249	0.9
55,843		j2 Global, Inc.	4,372,507	1.1
90,755	(1)	LiveRamp Holdings, Inc.	4,576,775	1.1
50,202	(1)	Lumentum Holdings, Inc.	3,680,811	0.9
49,242		Mantech International Corp.	3,828,073	1.0
86,353	(1)	Onto Innovation, Inc.	2,683,851	0.7
59,036	(1)	Plexus Corp.	3,791,292	0.9
35,448	(1)	Silicon Laboratories, Inc.	3,320,060	0.8
32,054		SYNNEX Corp.	3,418,559	0.8
68,091	(1)	Verint Systems, Inc.	3,157,380	0.8
306,038	(1)	Viavi Solutions, Inc.	3,546,980	0.9
			61,073,561	15.2

		Materials: 2.6%
78,809		Commercial Metals Co.	1,352,362	0.3
68,803		Minerals Technologies, Inc.	3,392,676	0.8
92,378		PolyOne Corp.	2,289,127	0.6
69,047		Sensient Technologies Corp.	3,460,636	0.9
			10,494,801	2.6

		Real Estate: 7.0%
83,451		American Homes 4 Rent	2,106,303	0.5
96,668		Cousins Properties, Inc.	3,008,308	0.8
113,436		Easterly Government Properties, Inc.	2,843,841	0.7
32,932		EastGroup Properties, Inc.	3,828,345	1.0
86,255		Hudson Pacific Properties, Inc.	2,084,783	0.5
173,076		Physicians Realty Trust	2,989,023	0.7
57,470		QTS Realty Trust, Inc.	3,942,442	1.0
62,956		RE/MAX Holdings, Inc.	1,762,138	0.4
45,429		Ryman Hospitality Properties	1,552,763	0.4
147,865		STAG Industrial, Inc.	3,977,569	1.0
			28,095,515	7.0

		Utilities: 3.1%
59,415		Black Hills Corp.	3,666,499	0.9
24,543		Idacorp, Inc.	2,288,144	0.6
38,709		NorthWestern Corp.	2,327,185	0.6
90,590		Portland General Electric Co.	4,267,695	1.0
			12,549,523	3.1

	Total Common Stock
	(Cost $419,922,079)		397,947,959	99.0

EXCHANGE-TRADED FUNDS: 0.8%
21,845		iShares Russell 2000 ETF	3,034,271	0.8

	Total Exchange-Traded Funds
	(Cost $2,804,075)		3,034,271	0.8

	Total Long-Term Investments
	(Cost $422,726,154)		400,982,230	99.8

See Accompanying Notes to Financial Statements

21

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 1.0%
1,000,000	(3) Citigroup, Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-7.500%, Market Value plus accrued interest $1,020,000, due 11/01/23-04/20/70)	1,000,000	0.2
856,000	(3) HSBC Securities USA, Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $856,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $873,120, due 07/01/27-05/01/50)	856,000	0.2
1,000,000	(3) MUFG Securities America Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.960%-5.880%, Market Value plus accrued interest $1,020,000, due 08/01/21-04/01/50)	1,000,000	0.3
1,000,000	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $1,000,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $1,020,000, due 05/31/20-05/20/50)	1,000,000	0.3

	Total Repurchase Agreements
	(Cost $3,856,000)	3,856,000	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
3,312,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $3,312,000)	3,312,000	0.8

	Total Short-Term Investments
	(Cost $7,168,000)	7,168,000	1.8

	Total Investments in Securities (Cost $429,894,154)	$ 408,150,230	101.6
	Liabilities in Excess of Other Assets	(6,265,404)	(1.6)
	Net Assets	$ 401,884,826	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

22

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Communication Services: 2.2%
7,462	(1)	Altice USA, Inc.	$ 191,923	0.2
8,707	(1)	AMC Networks, Inc.	246,147	0.2
73		Cable One, Inc.	137,743	0.1
14,385		Cinemark Holdings, Inc.	216,207	0.2
5,496		Fox Corp. - Class A	160,318	0.2
2,631		Interpublic Group of Cos., Inc.	45,016	0.0
6,961	(1)	Lions Gate Entertainment Corp. - Class A	55,479	0.0
2,015	(1)	Live Nation Entertainment, Inc.	99,057	0.1
3,788		Meredith Corp.	56,593	0.1
5,774		Sinclair Broadcast Group, Inc.	107,916	0.1
3,664	(1)	Snap, Inc.	69,396	0.1
13,661		Telephone & Data Systems, Inc.	279,914	0.3
12,631		TripAdvisor, Inc.	243,526	0.2
1,253		World Wrestling Entertainment, Inc.	57,976	0.1
13,203	(1)	Yelp, Inc.	287,033	0.3
			2,254,244	2.2

		Consumer Discretionary: 13.5%
5,124		Aarons, Inc.	189,127	0.2
7,458	(1)	Adtalem Global Education, Inc.	249,545	0.2
23,244		American Eagle Outfitters, Inc.	212,915	0.2
165	(1)	Autozone, Inc.	189,397	0.2
2,847		BorgWarner, Inc.	91,531	0.1
8,985		Boyd Gaming Corp.	192,099	0.2
11,024		Brunswick Corp.	606,430	0.6
9,881	(1)	Caesars Entertainment Corp.	112,545	0.1
1,590		Carter's, Inc.	136,597	0.1
3,353	(2)	Cheesecake Factory	72,022	0.1
513	(2)	Cracker Barrel Old Country Store, Inc.	54,958	0.1
32,373		Dana, Inc.	409,195	0.4
4,019	(1)	Deckers Outdoor Corp.	733,588	0.7
9,649		Dick's Sporting Goods, Inc.	347,943	0.3
3,340		Domino's Pizza, Inc.	1,288,706	1.2
5,591	(1),(2)	Eldorado Resorts, Inc.	198,257	0.2
8,881	(1)	Etsy, Inc.	719,183	0.7
1,499		Expedia Group, Inc.	119,141	0.1
15,005		Extended Stay America, Inc.	172,558	0.2
1,305	(1)	Five Below, Inc.	136,568	0.1
10,802		Foot Locker, Inc.	299,215	0.3
28,317		Gentex Corp.	748,701	0.7
2,641	(1)	Grand Canyon Education, Inc.	257,735	0.2
1,063	(1)	Helen of Troy Ltd.	193,381	0.2
3,112		Jack in the Box, Inc.	208,566	0.2
16,998		KB Home	562,294	0.5
2,077		Lear Corp.	220,266	0.2
82	(1)	NVR, Inc.	264,172	0.3
1,738	(1)	Ollie's Bargain Outlet Holdings, Inc.	158,940	0.1
13,878	(1),(2)	Penn National Gaming, Inc.	455,337	0.4
1,967		Pool Corp.	529,162	0.5
4,983		Pulte Group, Inc.	169,273	0.2
2,025	(1)	RH	439,202	0.4
11,698	(1),(2)	Scientific Games Corp.	184,010	0.2
23,901		Service Corp. International	942,416	0.9
3,519		Six Flags Entertainment Corp.	80,867	0.1
14,622	(1)	Skechers USA, Inc.	457,961	0.4
19,659	(1)	Taylor Morrison Home Corp.	380,008	0.4
1,459	(1)	Tempur Sealy International, Inc.	95,171	0.1
1,536		Texas Roadhouse, Inc.	79,642	0.1
524		Tractor Supply Co.	63,938	0.1
15,917		Wendy's Company	338,395	0.3
4,068		Williams-Sonoma, Inc.	338,498	0.3
12,830		Wyndham Destinations, Inc.	407,994	0.4
			14,107,449	13.5

		Consumer Staples: 3.6%
19,181	(1)	BJ's Wholesale Club Holdings, Inc.	690,516	0.7
17,521		Flowers Foods, Inc.	413,320	0.4
1,506		Hershey Co.	204,334	0.2
8,047		Ingredion, Inc.	677,799	0.7
1,380		Lancaster Colony Corp.	211,775	0.2
9,286		Nu Skin Enterprises, Inc.	345,254	0.3
7,266	(1)	Pilgrim's Pride Corp.	150,188	0.1
4,787	(1)	Post Holdings, Inc.	416,756	0.4
18,160	(1)	Sprouts Farmers Market, Inc.	456,361	0.4
3,238		Tyson Foods, Inc.	198,943	0.2
			3,765,246	3.6

		Energy: 1.1%
5,966	(1)	Apergy Corp.	54,111	0.0
22,359		EQT Corp.	298,269	0.3
17,477		PBF Energy, Inc.	185,606	0.2
6,762		Williams Cos., Inc.	138,148	0.1
7,827		World Fuel Services Corp.	199,432	0.2
57,991	(1)	WPX Energy, Inc.	328,809	0.3
			1,204,375	1.1

		Financials: 14.3%
208		Alleghany Corp.	106,725	0.1
8,889		Ally Financial, Inc.	155,024	0.1
5,799		American Financial Group, Inc.	349,332	0.3
2,913		Ameriprise Financial, Inc.	408,024	0.4
15,396		Bank OZK	346,256	0.3
9,774	(1)	Brighthouse Financial, Inc.	290,385	0.3
3,468		Brown & Brown, Inc.	139,414	0.1
15,958		Cathay General Bancorp.	433,898	0.4
7,055		CIT Group, Inc.	127,978	0.1
10,930		Citizens Financial Group, Inc.	263,413	0.3
12,274		CNO Financial Group, Inc.	176,132	0.2
3,059		Comerica, Inc.	111,195	0.1

See Accompanying Notes to Financial Statements

23

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

17,959		East West Bancorp, Inc.	627,667	0.6
7,635		Evercore, Inc.	420,765	0.4
1,668		Factset Research Systems, Inc.	512,927	0.5
11,672		Fifth Third Bancorp	226,320	0.2
14,557		First American Financial Corp.	734,983	0.7
310		First Citizens BancShares, Inc.	119,350	0.1
11,524		First Horizon National Corp.	107,749	0.1
9,153		Hancock Whitney Corp.	197,888	0.2
6,635		Hanover Insurance Group, Inc.	665,822	0.6
7,024		Hartford Financial Services Group, Inc.	268,949	0.3
16,632		International Bancshares Corp.	511,933	0.5
703		Kemper Corp.	44,570	0.0
15,528		Keycorp	184,007	0.2
3,988		LPL Financial Holdings, Inc.	284,703	0.3
29,513		MGIC Investment Corp.	242,302	0.2
34,226		Navient Corp.	254,641	0.2
43,539		Old Republic International Corp.	678,773	0.7
7,515		Popular, Inc.	296,767	0.3
6,410		Primerica, Inc.	728,432	0.7
6,343		Reinsurance Group of America, Inc.	575,627	0.6
639		RenaissanceRe Holdings Ltd.	107,263	0.1
13,618		SEI Investments Co.	738,368	0.7
2,416		Selective Insurance Group	126,719	0.1
5,719		Signature Bank	588,542	0.6
53,967		SLM Corp.	409,070	0.4
2,963		State Street Corp.	180,624	0.2
8,650		Sterling Bancorp	106,395	0.1
9,791		Stifel Financial Corp.	467,129	0.4
9,013		Synchrony Financial	183,595	0.2
21,305		Synovus Financial Corp.	408,843	0.4
4,170		UMB Financial Corp.	213,838	0.2
8,694		Unum Group	131,714	0.1
12,362		Webster Financial Corp.	349,845	0.3
1,969		Wintrust Financial Corp.	83,407	0.1
8,263		Zions Bancorp NA	271,894	0.3
			14,959,197	14.3

		Health Care: 12.0%
250	(1)	Align Technology, Inc.	61,405	0.1
4,768	(1)	Alkermes PLC	78,004	0.1
3,768	(1)	Amedisys, Inc.	723,644	0.7
3,549	(1)	Arrowhead Pharmaceuticals, Inc.	114,420	0.1
1,935	(1)	Bio-Rad Laboratories, Inc.	950,704	0.9
1,117		Bio-Techne Corp.	295,782	0.3
5,432		Bruker Corp.	235,097	0.2
2,714	(1)	Catalent, Inc.	210,959	0.2
2,627	(1)	Centene Corp.	174,039	0.2
6,334	(1)	Charles River Laboratories International, Inc.	1,137,966	1.1
2,108		Chemed Corp.	1,008,699	1.0
2,804		Encompass Health Corp.	205,393	0.2
26,560	(1)	Exelixis, Inc.	656,298	0.6
3,900	(1)	Globus Medical, Inc.	213,135	0.2
5,337	(1)	Haemonetics Corp.	585,362	0.6
3,562	(1)	HealthEquity, Inc.	220,737	0.2
3,758		Hill-Rom Holdings, Inc.	382,076	0.4
5,390	(1)	Masimo Corp.	1,294,624	1.2
5,125	(1)	Molina Healthcare, Inc.	952,327	0.9
873	(1)	NuVasive, Inc.	52,904	0.0
5,562	(1)	PRA Health Sciences, Inc.	575,667	0.5
8,403	(1)	Prestige Consumer Healthcare, Inc.	354,607	0.3
2,841	(1)	Repligen Corp.	372,086	0.3
7,233	(1)	Syneos Health, Inc.	441,141	0.4
13,244	(1)	Tenet Healthcare Corp.	288,189	0.3
643	(1)	United Therapeutics Corp.	75,842	0.1
1,770	(1)	Veeva Systems, Inc.	387,400	0.4
2,318		West Pharmaceutical Services, Inc.	500,781	0.5
			12,549,288	12.0

		Industrials: 15.3%
3,286		Acuity Brands, Inc.	283,089	0.3
7,631	(1)	AECOM	295,854	0.3
4,759		AGCO Corp.	262,839	0.2
8,134		Allison Transmission Holdings, Inc.	306,814	0.3
3,208		Ametek, Inc.	294,206	0.3
1,892		Armstrong World Industries, Inc.	142,638	0.1
6,879	(1)	ASGN, Inc.	423,678	0.4
2,577		Brink's Co.	103,338	0.1
4,693		Carlisle Cos., Inc.	562,503	0.5
262	(1)	CoStar Group, Inc.	172,081	0.2
9,827		Crane Co.	547,560	0.5
6,009		Curtiss-Wright Corp.	602,703	0.6
9,388		Deluxe Corp.	219,022	0.2
9,587		EMCOR Group, Inc.	609,254	0.6
2,304	(1)	FTI Consulting, Inc.	277,540	0.3
454	(1)	Generac Holdings, Inc.	50,516	0.0
3,541		Graco, Inc.	170,712	0.2
8,424		GrafTech International Ltd.	57,620	0.1
15,012		Herman Miller, Inc.	345,576	0.3
7,457		HNI Corp.	189,930	0.2
5,022		Hubbell, Inc.	614,793	0.6
3,136		IDEX Corp.	499,784	0.5
3,943	(1)	Ingersoll Rand, Inc.	111,193	0.1
12,408		ITT, Inc.	715,942	0.7
7,676	(1)	JetBlue Airways Corp.	77,297	0.1
992		Kansas City Southern	149,316	0.1
1,684		Landstar System, Inc.	195,782	0.2
733		Lennox International, Inc.	156,745	0.1
7,252		Manpowergroup, Inc.	501,403	0.5
6,731	(1)	Mastec, Inc.	263,519	0.3
7,591		MSC Industrial Direct Co.	526,360	0.5
2,496		Nordson Corp.	470,122	0.4
21,686		nVent Electric PLC	397,504	0.4
2,721		Old Dominion Freight Line	465,536	0.4
6,018		Oshkosh Corp.	432,213	0.4
5,201		Owens Corning, Inc.	273,052	0.3
7,629		Regal Beloit Corp.	606,811	0.6
2,536		Ryder System, Inc.	86,883	0.1
6,543		Schneider National, Inc.	158,144	0.1
1,119	(1)	Teledyne Technologies, Inc.	418,640	0.4
5,212		Tetra Tech, Inc.	411,227	0.4

See Accompanying Notes to Financial Statements

24

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

12,907		Timken Co.	549,064	0.5
5,053		Toro Co.	359,117	0.3
4,343		Trane Technologies PLC	391,782	0.4
868		TransUnion	74,900	0.1
509		Valmont Industries, Inc.	58,026	0.1
12,856		Werner Enterprises, Inc.	594,204	0.6
3,435	(1)	Wesco International, Inc.	114,385	0.1
2,053		Woodward, Inc.	140,795	0.1
3,052	(1)	XPO Logistics, Inc.	240,528	0.2
			15,972,540	15.3

		Information Technology: 16.3%
2,388	(1)	ACI Worldwide, Inc.	65,861	0.1
3,059		Amdocs Ltd.	190,453	0.2
9,589	(1)	Arrow Electronics, Inc.	662,408	0.6
10,241		Avnet, Inc.	278,965	0.3
8,748		Belden, Inc.	297,782	0.3
1,744		Booz Allen Hamilton Holding Corp.	139,101	0.1
2,760	(1)	CACI International, Inc.	692,153	0.7
5,264	(1)	Cadence Design Systems, Inc.	480,551	0.5
5,018		CDK Global, Inc.	197,258	0.2
2,782		CDW Corp.	308,552	0.3
15,079	(1)	Ciena Corp.	833,266	0.8
10,463	(1)	Cirrus Logic, Inc.	758,358	0.7
3,422		Cognex Corp.	194,164	0.2
6,031	(1)	Commvault Systems, Inc.	244,014	0.2
2,909		Dolby Laboratories, Inc.	176,664	0.2
7,480	(1)	Dropbox, Inc.	168,824	0.2
3,365	(1)	Dynatrace, Inc.	129,452	0.1
829	(1)	Euronet Worldwide, Inc.	78,531	0.1
1,475	(1)	F5 Networks, Inc.	213,757	0.2
2,310	(1)	Fair Isaac Corp.	930,121	0.9
3,391	(1)	First Solar, Inc.	158,088	0.1
3,847	(1)	Fortinet, Inc.	535,502	0.5
1,829	(1)	GoDaddy, Inc.	141,290	0.1
2,890		j2 Global, Inc.	226,287	0.2
13,515		Jabil, Inc.	404,369	0.4
18,738		KBR, Inc.	439,406	0.4
6,011	(1)	LiveRamp Holdings, Inc.	303,135	0.3
6,146	(1)	Lumentum Holdings, Inc.	450,625	0.4
2,293		Maxim Integrated Products	132,260	0.1
4,449		MAXIMUS, Inc.	320,417	0.3
6,225		MKS Instruments, Inc.	657,547	0.6
949		Monolithic Power Systems, Inc.	199,053	0.2
16,252		National Instruments Corp.	629,277	0.6
1,415		NetApp, Inc.	63,024	0.1
5,066		Perspecta, Inc.	112,313	0.1
718	(1)	PTC, Inc.	54,841	0.0
7,132	(1)	Pure Storage, Inc. - Class A	125,595	0.1
9,201	(1)	Semtech Corp.	489,309	0.5
2,091	(1)	Silicon Laboratories, Inc.	195,843	0.2
2,847	(1)	SolarEdge Technologies, Inc.	403,989	0.4
13,804		Switch, Inc.	263,794	0.3
3,268	(1)	Synaptics, Inc.	208,237	0.2
1,379		SYNNEX Corp.	147,070	0.1
998	(1)	Synopsys, Inc.	180,548	0.2
13,797		Teradyne, Inc.	924,675	0.9
10,550	(1)	Trimble, Inc.	412,716	0.4
1,212	(1)	Tyler Technologies, Inc.	454,876	0.4
2,182		Universal Display Corp.	319,881	0.3
922	(1)	VeriSign, Inc.	201,927	0.2
2,895	(1)	WEX, Inc.	428,692	0.4
1,603	(1)	Zebra Technologies Corp.	418,896	0.4
			17,043,717	16.3

		Materials: 5.8%
6,350	(1)	Allegheny Technologies, Inc.	55,118	0.1
455		Aptargroup, Inc.	50,682	0.0
1,217		Avery Dennison Corp.	134,685	0.1
5,241		Cabot Corp.	187,208	0.2
2,153		Celanese Corp. - Series A	193,576	0.2
13,833		Chemours Co.	181,351	0.2
13,711		Commercial Metals Co.	235,281	0.2
11,304		Domtar Corp.	230,602	0.2
5,261		Greif, Inc. - Class A	178,769	0.2
8,153		Huntsman Corp.	147,977	0.1
2,985	(1)	Ingevity Corp.	157,220	0.1
2,857		Louisiana-Pacific Corp.	67,454	0.1
6,058		Minerals Technologies, Inc.	298,720	0.3
1,992		Packaging Corp. of America	202,009	0.2
18,578		PolyOne Corp.	460,363	0.4
6,433		Reliance Steel & Aluminum Co.	624,001	0.6
1,418		Royal Gold, Inc.	188,878	0.2
1,991		RPM International, Inc.	148,887	0.1
1,254		Scotts Miracle-Gro Co.	178,783	0.2
5,713		Sensient Technologies Corp.	286,335	0.3
4,724		Silgan Holdings, Inc.	157,970	0.2
9,093		Sonoco Products Co.	471,108	0.4
27,424		Steel Dynamics, Inc.	728,381	0.7
17,362		Valvoline, Inc.	318,593	0.3
6,789		Worthington Industries, Inc.	203,127	0.2
			6,087,078	5.8

		Real Estate: 9.1%
11,419		American Campus Communities, Inc.	368,834	0.4
1,058		Boston Properties, Inc.	90,967	0.1
15,699		Brixmor Property Group, Inc.	175,201	0.2
9,359		Camden Property Trust	857,004	0.8
6,392	(1)	CBRE Group, Inc.	281,120	0.3
24,739		CoreCivic, Inc.	297,610	0.3
17,937		Corporate Office Properties Trust SBI MD	447,887	0.4
20,788		Cousins Properties, Inc.	646,922	0.6
2,245		CyrusOne, Inc.	166,893	0.2
16,288		Douglas Emmett, Inc.	478,216	0.5
5,243		EastGroup Properties, Inc.	609,499	0.6
7,086		Equity Lifestyle Properties, Inc.	441,458	0.4
200		Essex Property Trust, Inc.	48,554	0.0
22,237		First Industrial Realty Trust, Inc.	842,337	0.8
17,552		Highwoods Properties, Inc.	671,715	0.6
4,415		Jones Lang LaSalle, Inc.	452,096	0.4
10,653		Lamar Advertising Co.	706,294	0.7

See Accompanying Notes to Financial Statements

25

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2020 (CONTINUED)

5,806	Life Storage, Inc.	565,969	0.5
9,148	Medical Properties Trust, Inc.	165,396	0.2
3,170	National Retail Properties, Inc.	99,506	0.1
4,348	Omega Healthcare Investors, Inc.	135,397	0.1
12,140	Outfront Media, Inc.	170,446	0.2
3,085	PS Business Parks, Inc.	412,279	0.4
22,497	Retail Properties of America, Inc.	121,934	0.1
29,511	Service Properties Trust	199,199	0.2
1,547	Spirit Realty Capital, Inc.	43,981	0.0
		9,496,714	9.1

	Utilities: 4.4%
13,575	AES Corp.	169,552	0.2
5,255	Ameren Corp.	392,706	0.4
2,073	American Water Works Co., Inc.	263,271	0.3
8,796	Black Hills Corp.	542,801	0.5
12,377	Essential Utilities, Inc.	541,618	0.5
1,747	Idacorp, Inc.	162,873	0.2
7,084	MDU Resources Group, Inc.	154,148	0.1
10,529	NorthWestern Corp.	633,003	0.6
11,030	OGE Energy Corp.	345,460	0.3
14,017	PNM Resources, Inc.	572,174	0.5
1,252	Sempra Energy	158,140	0.2
2,038	Southwest Gas Holdings, Inc.	154,786	0.2
7,099	UGI Corp.	226,032	0.2
12,052	Vistra Energy Corp.	246,343	0.2
		4,562,907	4.4

	Total Common Stock
	(Cost $99,089,623)	102,002,755	97.6

EXCHANGE-TRADED FUNDS: 2.1%
12,406	iShares Core S&P Mid-Cap ETF	2,184,945	2.1

	Total Exchange-Traded Funds
	(Cost $1,920,143)	2,184,945	2.1

	Total Long-Term Investments
	(Cost $101,009,766)	104,187,700	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.9%
940,425	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 05/29/20, 0.07%, due 06/01/20 (Repurchase Amount $940,430, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-7.000%, Market Value plus accrued interest $959,234, due 05/31/20-05/20/50)
	(Cost $940,425)	940,425	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
10,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.150%
	(Cost $10,000)	10,000	0.0

	Total Short-Term Investments
	(Cost $950,425)	950,425	0.9

	Total Investments in Securities (Cost $101,960,191)	$ 105,138,125	100.6
	Liabilities in Excess of Other Assets	(676,261)	(0.6)
	Net Assets	$ 104,461,864	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2020.

See Accompanying Notes to Financial Statements

26

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	August 7, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	August 7, 2020